Prudential Municipal Series Fund
--------------------------------

STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 23, 1999

----------------------------------------------------------------
Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of eleven series--the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series (collectively, the Series). The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated
December 23, 1999, copies of which may be obtained from the Fund upon request.

--------------------------------------------------------------------------------

MF117B

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Fund History................................................     B-1
Description of the Fund, Its Investments and Risks..........     B-1
Investment Restrictions.....................................    B-28
Management of the Fund......................................    B-30
Control Persons and Principal Holders of Securities.........    B-34
Investment Advisory and Other Services......................    B-35
Brokerage Allocation and Other Practices....................    B-41
Capital Shares, Other Securities and Organization...........    B-42
Purchase, Redemption and Pricing of Fund Shares.............    B-43
Shareholder Investment Account..............................    B-53
Net Asset Value.............................................    B-58
Performance Information.....................................    B-60
Taxes, Dividends and Distributions..........................    B-64
  Distributions.............................................    B-64
  Federal Taxation..........................................    B-65
  State Taxation............................................    B-68
Description of Tax-Exempt Security Ratings..................    B-73
Financial Statements and Reports of Independent
 Accountants................................................    B-75
Appendix I..................................................     I-1
Appendix II.................................................    II-1
Appendix III................................................   III-1
Appendix IV.................................................    IV-1

                                  FUND HISTORY

    Prudential Municipal Series Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consists of eleven separate series: the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company
Act). Each series is diversified except the Florida Series and the money market series, other than the New York Money Market Series.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

    Each series of the Fund, other than the money market series, will invest at least 70% of its total assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, Massachusetts Series, New Jersey Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series each may invest up to 30% of its total assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus (other than the money market series) and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSRO's represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market

Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

    As described above, each series except for the Florida Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

    The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.

TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for manufacturing, housing, sports and pollution control and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than money market series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them.

    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of a state generally is unrelated to the creditworthiness with respect to the state's revenue obligations, obligations of local issuers in the state or obligations of other issuers.

    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

  CONNECTICUT

    Connecticut is a highly developed state with one of the highest per capital income levels in the country. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period. During the past ten years, Connecticut's economy has become more diverse. Manufacturing employment in Connecticut has steadily decreased since the mid 1980s, while non-manufacturing employment has recovered most of its losses from its peak in the late 1980s. The export sector of manufacturing in Connecticut has assumed an increasingly important role. Connecticut's export of goods grew from 1992 to 1997 at an average annual rate of 6.5%. During the early 1990s, the State's unemployment rate rose from a low of 3% to approximately 7.5% during 1992. Since 1992, as the economy steadily improved, Connecticut's unemployment rate steadily declined to a low of 3.9% for the first half of 1998, which rate is below the national average of 4.5%.

    In 1992, the State constitution was amended to provide that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. Except for a declared state of emergency, the General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage that exceeds the greater of the percentage increase in personal income or the percentage increase in inflation.

    In 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were the implementation of a 4.5% personal income tax. These actions permitted the State to achieve modest surpluses for fiscal years 1992 through 1998. In 1998 and 1999, a portion of the surpluses were used to provide cash rebates to Connecticut taxpayers.

    The adopted budget for fiscal year 1998-1999 anticipates unrestricted General Fund revenues of $9,992.0 million and General Fund expenditures of $9,972.1 million, resulting in a projected surplus of $19.9 million. The state Comptroller's General Fund financial statements released January 22, 1999, however, estimate an operating surplus for fiscal year 1998-99 of $170.7 million.

    The adopted budget reflects the implementation of significant tax changes in 1998 and 1999 aimed at increasing corporate investment in various enterprise zones in Connecticut, including the allowance of tax credits for loans to employees and investments in affordable and low income housing and historic rehabilitation projects. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the rate of 11.25% in 1995 to 7.5% by January 1, 2000 and to phase out corporate level tax on S corporations by the year 2001.

    As of October 1998, Connecticut general obligations were rated AA by S&P and Aa3 by Moody's.

  FLORIDA

    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1998, Florida ranked fourth in the nation, with a population of 15 million. The service and trade sectors constitute Florida's largest employment sectors, with services currently accounting for 36% and trade accounting for 25.5% of the State's total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Since 1992, Florida's non-farm jobs have increased 24.6% while U.S. non-farm jobs have increased 15.9%. Florida's unemployment rate was consistently below that of the nation throughout the economic expansion of the 1980's. Because of the recession in the early 1990's, the pattern reversed. In the current economic expansion, Florida's unemployment rate has again been mostly below the nation's. In 1998, Florida's unemployment rate was 4.3%, compared to 4.5% for the U.S.

    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions such as hurricanes or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year (July 1 through June 30). Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million for 1998-1999, an increase of 5.2% over revenues for 1997-1998. Estimated Revenue of $17,779.5 million for fiscal year 1998-1999 represents an increase of 5% over 1997-1998. Estimated Revenues for fiscal year 1999-2000 of $18,555.2 million represent an increase of 4.4% over fiscal year 1998-1999.

    Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.

    As of December 7, 1999, general obligations of the State of Florida were rated Aa2 by Moody's, AA+ by S&P and AA by Fitch Investors Service, Inc. (Fitch).

    Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

  MASSACHUSETTS

    Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. The Massachusetts services sector, which constituted 35.6% of the total nonagricultural work force in February 1998, is the largest sector in the Massachusetts economy, with significant concentrations in health care, information technology, knowledge creation, and financial services. Other industries that account for a significant share of employment in the Commonwealth are plastics, textile and apparel, industrial machinery and equipment, paper and paper related products, fabricated metals, and tourism. In October 1999, the unemployment rate was 3.2%, well below the national rate of 4.1%.

    The recession of the early 1990s had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal year 1990. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. In addition, since 1990, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of budget surpluses in the seven consecutive years from 1992 to 1998. After a deposit of $317.4 million for fiscal year 1998, the Commonwealth's Stabilization Fund had a balance of $1.16 billion. Governor Cellucci's budget proposal for fiscal year 2000 projected an ending balance in budgeted funds of approximately $1.63 billion, including a Stabilization Fund balance of approximately $1.39 billion.

    The budget for fiscal year 1999 anticipated tax revenues of $14.4 billion, as agreed by both houses of the Legislature and the Secretary of Administration and Finance in May 1998. Tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal year 1999, reduced the consensus forecast to $13.41 billion. On August 19, 1998, the Executive Office of Administration and Finance raised the fiscal year 1999 tax estimate by $200 million to approximately $13.61 billion. The estimate was raised again in the Governor's budget submission filed on January 27, 1999, to $14.0 billion. Final tax collections for fiscal year 1999 totaled approximately
$14.29 billion, an increase of approximately $265.2 million, or 1.9%, over fiscal year 1998. The budget for fiscal year 2000, which was approved in November 1999, provides for total appropriations of approximately
$20.77 billion.

    In May 1999, citing the Commonwealth's economic growth, strong financial position and progress in reducing unfunded pension liabilities, S&P affirmed its "AA-" rating on outstanding debt issued by and for Massachusetts, including
$250 million general obligation bonds issued May 20, 1999.

    In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

  NEW JERSEY

    During the past year a continuation of the national expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth. Personal income grew 5.5% in 1998, better than the 5.3% growth in 1997 and higher than the U.S. 1998 growth rate of 4.9%. The State's unemployment rate as of October 1999 was
4.5 percent, making it 24 consecutive months that the New Jersey rate has been below 5 percent.

    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of the year.

    The favorable economy in New Jersey has been producing strong revenue growth. New Jersey estimates finishing fiscal year 1999 with total revenue of $18 billion, $275 million more than anticipated when revenues were certified by the Governor in June 1998. The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 70 percent of total revenue and are forecasted to yield $12.6 billion, an increase of $239 million over certified revenues, and primarily reflects an upward revision in the Income Tax and Corporation Business Tax estimates. Revenues for fiscal year 2000 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels. The New Jersey economy is expected to track the national trend to slower growth in 1999 and beyond.

    For the last seven fiscal years, the State has used non-recurring revenues and expenditure deferrals to balance its budget. The estimated undesignated balance was $1.1 billion for the end of fiscal year 1998 budget. The 2000 budget includes appropriations totaling $19.161 billion, up $797 million or
4.3 percent from fiscal year 1999. The State anticipates revenues of $18.8 billion in fiscal year 2000 and a structural deficit of less than $352 million. The structural deficit has been decreasing since fiscal year 1994, when it was $1.586 billion, and is expected to be $352 million for fiscal year 2000.

    As of July 1999, two major bond rating services, Moody's and Fitch, each had rated New Jersey general obligation bonds Aa1 and AA+, respectively. In September 1998, Moody's upgraded from "negative" to "stable" its outlook of New Jersey's general creditworthiness, in part because the State Supreme Court did not order a massive increase in school funding earlier in 1998.

  NEW YORK

    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth and a diverse economy. A declining proportion of the State's work force is engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend.

    According to the New York State Comprehensive Annual Financial Report for Fiscal Year ended March 31, 1999 (the "Annual Report"), the State has been experiencing unprecedented growth on Wall Street resulting in greater revenues, billion-dollar budget surpluses for each of the last three years, almost
$10 billion in tax cuts and significant growth in the state pension fund (from $56 billion to $110 billion over the past 6 years). In 1999, the State's personal income was expected to rise by 5%, according to the Comptroller's 1999 Report on the Financial Condition of New York State, dated September 1999 (the "Comptroller's Report"). The State's per person income continues to be higher than that of the national average, with the State ranking fourth highest in personal income per person in 1998, the same position it has held since 1994. Although State personal income and wages continue to exceed national averages, New York ranked 37th among all states in terms of the rate of total job growth between calendar year 1997 and 1998, according to the Comptroller's Report. Over this period, New York experienced a 2% increase in jobs while the national job growth was 2.6%. As of July 1999, the State's unemployment rate was 5.3%, which was almost one point above the national unemployment rate. For the six months ended June 1999, the State gained an average of 141,700 jobs, or 1.7%, compared to the same period in 1998, while the United States gained an average of 2,808,000 jobs or 2.3%, according to the Comptroller's Report. Most of New York's job growth occurred in the service industries, while manufacturing continued to lose jobs. According to the Comptroller's Report, the State's economy and tax base have become increasingly dependent on the financial services sector.

    For fiscal year 1998-1999, New York's General Fund had an operating surplus of $1.078 billion, according to the Annual Report. As a result, the General Fund reported an accumulated surplus of $1.646 billion at March 31, 1999, according to the Comptroller's Report. However, without the benefit of $4.7 billion of New York Local Government Assistance Corporation net bond proceeds between 1991 and 1995 and the use of $300 million of Dormitory Authority bond proceeds in 1996, the General Fund would have accumulated a deficit of $2.935 billion, according to the Annual Report.

    According to the Annual Report, the State completed its fiscal year ended March 31, 1999 with a combined Governmental Funds operating surplus of $1.323 billion as compared to a combined Governmental Funds operating surplus for the preceding fiscal year of $1.8 billion. Governmental Funds account for most of the State's operations, including the General Fund, Federal programs, debt service and capital construction. The combined 1998-1999 operating surplus of $1.323 billion included operating surpluses in the General Fund of $1.078 billion, Debt Service Funds of $209 million, Capital Projects Funds of $154 million and offset by an operating deficit in the Special Revenue Funds of $118 million. As of March 31, 1999, the State had a balance in its Governmental Funds of $3.949 billion represented by liabilities of $14.749 billion and by assets available to liquidate such liabilities of $18.698 billion.

    According to the Comptroller's Report, the State's 1999 spending totaled $70.9 billion, a 7% increase of $4.6 billion from 1998. The 1999-2000 budget provides for total state spending of $73.3 billion, an increase of 3.8% over 1998-99 budgeted spending, which is nearly twice the rate of inflation.

    On November 9, 1999, S&P upgraded New York's outstanding general obligation bond rating to A+ from A, the State's first upgrade since 1997. Only one state, Louisiana, however, has a rating that is worse. By comparison, most states' general obligations are rated AA by S&P.

  NORTH CAROLINA

    The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1980 to 1990 the State experienced a 12.9% increase in population, growing to 6,655,455 persons and maintaining its position as the tenth most populous state. According to the North Carolina Office of State Planning, the State's estimated population as of July 1998 was 7,547,090. The State has six municipalities with populations in excess of 100,000.

    The economic profile of the State consists of a combination of industry, agriculture and tourism. Non-agricultural wage and salary employment accounted for approximately 3,666,800 jobs in 1997. The largest segment of jobs was approximately 834,500 in manufacturing. Based on July 1997 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 1998, per capita income in the State grew from $16,674 to $24,036, an increase of 44.2%. The Employment Security Commission estimated the seasonally adjusted unemployment rate in August 1999 to be 3.3% of the labor force, as compared with an unemployment rate of 4.0% nationwide. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,855,400 in 1999, an increase of 35%.

    The labor force has undergone significant changes during recent years. The State has moved from an agricultural economy to a service and goods producing economy. Due to the wide dispersal of non-agricultural employment, North Carolina citizens have been able to maintain, to a large extent, their rural habitation practices.

    North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 21% of the total non-agricultural workforce. North Carolina has the fourth highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totaled $156 billion in 1997, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, and furniture and is among the largest producers of electronics and other electrical equipment and industrial and commercial machinery and computer equipment.

    More than 734 international firms have established a presence in the State. Charlotte is the second largest financial center in the country, based on assets of banks headquartered there. Bank of America, N.A., the nation's largest bank, is based in Charlotte. The strength of the State's manufacturing sector also supports the growth in exports. The 1997 annual statistics showed $18.0 billion in exports, tenth among the States in export trade.

    Agriculture is a basic element in the economy of the State. Gross agricultural income reached over $8.3 billion in 1997, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 31% of gross agricultural income. The pork industry provides approximately 18% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 14% of gross agricultural income. In 1997, the State also ranked third in the nation in net farm income.

    The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

    According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, turkeys and sweet potatoes and second in hog production, trout and the production of Christmas trees. The State ranks third in poultry and egg products and greenhouse and nursery and cucumbers for pickles. In 1998 there were approximately 58,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy, accounts for nearly 25% of the State's income and employs approximately 22% of the State's work force.

    As stated in the August 27, 1999 Official Statement of the Department of State Treasurer relating to the State of North Carolina General Obligation Bonds, on November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, to comply with the Consent Decree, to help communities in North Carolina hurt by the decline of tobacco. A court must review the law for compliance with the intent outlined in the Consent Decree. The foundation would receive 50 percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, would each get a quarter of the settlement.

    North Carolina is also one of the 14 states that has entered into a major settlement agreement with several cigarette manufacturers. Approximately
$1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust phase of the settlement agreement) will be paid to North Carolina tobacco growers and allotment holders. Payments of this amount are scheduled to begin in December 1999 and are expected to average $155 million per year over a 12-year period.

    The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $10.8 billion economic impact in 1998 represents a 9.3% increase over 1996. The North Carolina travel and tourism industry directly supports 186,000 jobs, or 4.8% of total non-agricultural employment.

    Currently, Moody's rates North Carolina general obligation bonds as Aaa and S&P rates such bonds as AAA.

  OHIO

    Generally, the creditworthiness of Ohio obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

    As of December 3, 1999, Ohio general obligations were rated Aa1 and AA+ by Moody's and S&P, respectively.

    There may be specific factors that at particular times apply in connection with investment in particular Ohio obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. However, for the last seven years the State rates were below the national rates (4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

    The GRF appropriations acts for the 2000-01 biennium were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

    The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. ( An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

    By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 30, 1999, $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding);
(b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year).

    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

    Local school districts in Ohio receive a major portion (state-wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled
$87.2 million for 20 districts in fiscal year 1996 (including $42.1 million for one), $113.2 million for 12 districts in fiscal year 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in fiscal year 1998.

    For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of September 24, 1999, a school district "fiscal emergency" provision was applied to eight districts, and ten were on preliminary "fiscal watch" status.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    The incurrence or assumption of debt by the State without a popular vote is, with the exceptions noted below, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.

    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on or leases relating to such obligations.

  PENNSYLVANIA

    The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania has been historically identified as a heavy industry state, although, due to the decline of the steel, coal and railroad industries over the last thirty years, the Commonwealth's business environment has readjusted to reflect a more diversified industrial base. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions. Pennsylvania's 5.9 million work force ranks as the sixth largest labor pool in the nation.

    Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. Other factors which may negatively effect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

    The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    The five-year period ending with fiscal year 1998 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average of 4.2% during the five-year period. The annual growth rate for taxes of 4.3% almost matched the total revenue rate. License and fee revenues rose at a 7.9% annual rate, largely because of various motor vehicle fee increases effective for fiscal year 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 17.6%. Expenditures and other uses during the fiscal year 1994 through fiscal year 1998 period rose at a 3.8% average annual rate, led by a 10.2% average annual increase for protection of person and property costs. The fund balance at June 30, 1998 totaled $1,958.9 million, a $594 million increase over the $1,364.9 million balance at June 30, 1997.

    The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999, consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate (after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million) and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal year 1999 appropriations totaling $357.8 million. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal year 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal year 1998.

    FISCAL YEAR 2000 BUDGET (BUDGETARY BASIS). The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May, 1999. The adopted budget includes estimated spending from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the spending authorized for fiscal year 1999 of $18,367.5 million. Enacted tax changes effective for fiscal year 2000 total a net reduction of $380.2 million for the General Fund.

    The estimate of Commonwealth revenue for fiscal year 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

    Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal year 1999 receipts. Appropriations from Commonwealth funds are budgeted to increase by 3.8% over fiscal year 1999 appropriations. Enacted tax cuts for fiscal year 2000 total an estimated $380.2 million in the General Fund. According to a November 30, 1999 press release from the Pennsylvania Secretary of Revenue, General Fund revenues for November 1999 totaled $1.2 billion, which was $46.9 million, or 4.1% more than anticipated. Fiscal year-to-date General Fund collections total
$6.9 billion, which is $153 million, or 2.3% above estimate.

    As of October 13, 1999, general obligations of the Commonwealth were rated Aa3 by Moody's, AA by S&P and AA by Fitch.

    The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $4,924.5 million at June 30, 1999.

    Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania housing financing agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

    The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some of these leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state.

    In addition, certain Commonwealth-created organizations have statutory authority to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

    Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate to rise in 1991 and 1992. However, the resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate in 1993. From 1994 through 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. In August 1999, the Pennsylvania unemployment rate was slightly above that of the United States. For 1998, per capita income in Pennsylvania was slightly above the per capita income in the United States.

    Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners pay real estate taxes to three independent authorities--the county, the municipality and the school district.

    The Local Tax Enabling Act applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes (although the constitutional validity of such taxes is presently the subject of litigation and no counties presently impose such taxes).

    In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

ADDITIONAL ISSUERS

  GUAM

    Guam is an unincorporated territory of the United States represented by an elected non-voting delegate to the U.S. House of Representatives. The island is governed by the Organic Act of 1950, which granted Guam the statutory local power of self-government and made Guamanians citizens of the United States. However, the U.S. controls the island's foreign and defense policies and plays a significant role in its economic affairs. As of the 1990 Census, Guam's population was 133,152. As of 1999, the population had grown to an estimated 163,517, according to the Guam Annual Economic Review (1997-1998) published by the Guam Department of Commerce (Annual Review). In recent years, Governor Gutierrez has sought greater self-government for the island and has approached Congress with a proposal to change Guam's political status to that of a Commonwealth.

    Guam's economy depends on tourism revenues, U.S. federal and military spending and service industries. According to the Annual Review, in fiscal year 1997, the U.S. government allocated approximately $451 million for military operations in Guam, of which $337 million was allocated for wages and salaries and $114 million for military construction. However, the island has been affected by the downsizing of the U.S. military presence that has occurred since 1993, most notably the implementation of the 1995 Base Realignment and Closure
(BRAC). In April 1995, the Naval Air Station, Agana, was officially closed, and control was transferred to Guam. According to the 1996-1997 Annual Review, between 1993 and 1997, Guam lost approximately 40% of its military's active duty and civilian employment. Total active duty military personnel decreased 9.8% (683 personnel) in 1997 from 1996, from 6,948 to 6,265. Combined with rising numbers of immigrants, the unemployment rate in March 1999 had increased to about 14%, up from 7.7% in March 1998 (although the lower unemployment in 1998 may be somewhat attributable to temporary employment after Super Typhoon Paka, which hit the island in December 1997).

    The Asian economic crisis, as well as damage from natural disasters such as Super Typhoon Paka, have disrupted the island's tourist business, which normally caters to more than a million visitors a year, mostly from Japan. According to a December 17, 1997 report by the Office of the Governor of Guam, Super Typhoon Paka cost Guam approximately $600 million. The Asian and Japanese recessions have reduced vacation package costs among many of Guam's visitor industry competitors, increased the relative cost of Guam vacation packages because of the devaluation of Asian currencies versus the U.S. dollar and seriously impacted consumer confidence among Guam's major Asian trading partners, which has resulted in a decline in investment and trade. It has been preliminarily reported from the Guam Visitors Bureau that 1998 tourist arrivals dropped to approximately 1.1 million visitors compared to 1.3 million visitors in 1997. For the second quarter of 1999, overall visitor arrivals totaled 273,575, a 0.4% increase from the first quarter of 1999, but a 0.8% decrease from the second quarter of 1998, according to the Guam Economic Review Quarterly Report (April-June 1999) published by the Guam Department of Commerce (Quarterly Report).

    It has been reported that for fiscal year 1999, Guam is anticipating a deficit of $51.5 million for year-end 1999 and expects its accumulated general fund deficit to total $146.5 million by the end of calendar year 1999. In addition, it has been reported that Guam's government is planning to refinance the island's existing general obligation bonds and transfer certain retirement obligations to the retirement fund to reduce the accumulated total deficit to $130.5 million by the end of the year. The government is planning to reduce the accumulated deficit in 2000 to approximately $33.4 million by the sale and leaseback of certain property and the privatization of the telephone company.

    In May 1999, S&P downgraded Guam's outstanding general obligation bond rating to BBB- from a BBB. By comparison, most states' general obligations are rated AA by S&P.

  PUERTO RICO

    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998, which is likely to close the debate of statehood for some time, according to an April 12, 1999 report of the Economist Intelligence Unit (EIU Report).

    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased per capita each year from 1993 to 1998 according to an August 27, 1999 report by the Government of Puerto Rico, Puerto Rico Industrial Development Company (PRIDCO). The average family income has also increased each year from 1993 to 1998 according to the report by PRIDCO. Total employment declined by 1,500 jobs, to 985,300 during fiscal year 1998-1999 (July through June), according to a November 29, 1999 EIU Report. Services, construction and utility jobs are increasing while manufacturing and finance positions are decreasing.

    The November 29, 1999 EIU Report indicates that Gross National Product increased by 4.2% in fiscal year 1998-1999, up from 3.1% in fiscal year 1997-1998. This growth in Gross National Product was mainly attributable to the inflow of remittances and other relief funds from the mainland following Hurricane Georges in September 1998. Public-sector investment continues to boost construction activity, while a strong U.S. economy has spurred the local economy, particularly tourism, finance, and retailing. Growth is expected to slow to approximately 2.5% in fiscal year 1999-2000, as hurricane reconstruction lessens and the U.S. economy slows. Agriculture, which constitutes less than 1% of GNP, continues to stagnate, a situation aggravated by hurricanes, floods and droughts over the past five years.

    The inflation rate showed an average 5.2% increase in fiscal year 1998-1999, as supplies of food, which figure prominently in the local consumer index, were hindered by Hurricane Georges. The inflation rate is expected to fall to 4% in fiscal year 1999-2000 with high food prices and heavy public spending according to the November 29, 1999 EIU Report.

    According to the November 29, 1999 EIU Report, local exports were
$34.9 billion during fiscal year 1998-1999, an increase of 15% from the previous fiscal year, while imports rose to $25.3 billion from $21.9 billion during the same period. It is anticipated that during the current fiscal year, exports will decline to approximately $30 billion, with imports decreasing to $23 billion.

    One of the principal sources of capital inflows in Puerto Rico is public-sector borrowing, which is usually in the form of debt placement in the US municipal bond market, according to the May 5, 1999 EIU Report.

Puerto Rico has played a significant role in the municipal markets for decades; public-sector borrowing has averaged $1.4 billion per year during fiscal years 1992-93 through 1997-1998, with around one-quarter of this being incurred by the central and municipal governments and the rest going to public corporations. According to S&P, the general obligation rating for Puerto Rico was A, as of December 9, 1999.

    Puerto Rico's budget for fiscal year 1998-1999 was $19.6 billion, an increase from $15 billion in the prior fiscal year. During the current fiscal year, officials plan to issue $4.2 billion worth of bonds to continue Puerto Rico's infrastructure program, most of which will go towards highway, water, and sewerage projects.

    The November 29, 1999 EIU Report indicates that multinational companies have been reassessing Puerto Rico's appeal as an investment site due to Mexico's NAFTA advantages, the extension of the U.S. federal minimum wage to Puerto Rico, and the loss of federal tax breaks under Section 936 of the US Tax Code for United States companies operating in Puerto Rico. However, according to a March 31, 1999 EIU Report, many companies have taken advantage of new local tax incentives which are aimed at counteracting problems associated with the Section 936 phase-out. In addition, tourism and large government infrastructure projects continue to spur offshore interest, according to the November 29, 1999 EIU Report. Now, Puerto Rican development plans focus on enticing high-tech industry and tourism. The Economic Development and Commerce Department announced in January 1999 that it plans to spend $20 million annually to promote a high-technology corridor industrial complex between Aguadilla and Mayaguez. Additionally, the Puerto Rico Government has begun privatization of industries, such as the sale of Puerto Rico Telephone in July 1998.

  UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

    The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 33% of all nonagricultural jobs in 1998. Total government employment increased slightly, by .5% in 1998 to 13,745 from 13,680 in 1997. According to a June 1999 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER), public sector employment is expected to decrease in fiscal year 2000 mainly as a result of a 5% reduction in local government employment. Federal government jobs are expected to remain unchanged during fiscal year 2000.

    There was a total of 41,680 non-agricultural jobs in the territory in 1998, compared to 41,340 jobs in 1997, an increase of about 1.0 percent. The improvement in 1998 reflected job growth mainly in the private sector which was due to increased activity in tourist-related business. The Virgin Island's overall unemployment rate increased from 5.9% in 1997 to 6.4% in 1998.
St. Croix's unemployment rate increased from 6.7% in 1997 to 7.6% in 1998.
St. Thomas and St. John, also registered an increase in the unemployment rate from 5.2% in 1997 to 5.6% in 1998. The overall increase in unemployment has been attributed in part to job losses in key industries such as construction, wholesale and retail. For the first quarter of calendar year 1999, the territory's unemployment rate remained steady at 6.7%. According to the BER, employment is expected to grow during fiscal year 2000 by as much as 9% due to the creation of new job opportunities.

    Tourism is the predominant source of employment and income for the Virgin Islands. In 1998, the Virgin Islands recorded 2.1 million visitors, an increase of about 0.5% over the 1997 total. This increase was mainly due to air visitor arrivals that totaled 523,000, representing an increase of 2.8% over the 1997 annual total of 509,000. The rate of air arrivals is expected to grow by 7% by the end of fiscal year 1999 and the BER forecasts 4% rate of growth in fiscal year 2000. Cruise passenger arrivals -- which grew at a record pace to 1.6 million in 1997 -- remained relatively unchanged in 1998. The BER anticipates negative growth of 5% in cruise passenger arrivals during fiscal year 1999. BER is forecasting cruise arrivals to rebound in fiscal year 2000 and to increase by 3%. Hotel and condominiums available for rental grew by 11% in 1998 to 4,905 from 4,406 in 1997. The territory's hotel occupancy rate was down slightly from 53.7% in 1997 to 52.6% in 1998. BER forecasts the territory's occupied room nights to grow by 6% in fiscal year 2000.

    There were 2,432 manufacturing jobs in 1998, up 9% from 2,230 jobs in 1997, pushing manufacturing employment to its highest level since 1995. Hovensa, the largest manufacturer in the Virgin Islands, has entered into a joint venture between Petroleos de Venezuela, S.A., (PDVSA) and Hess Oil Virgin Islands
(Hess), in an effort to overcome a seven year history of losses and as a result will invest $500 million to design and construct a coker. The coker will produce oil and its derivatives, including coke, gasoline, diesel oil and jet fuel. The coker project is expected to increase the number of manufacturing jobs; however, these jobs may not be realized until next fiscal year because of delays in the commencement of the project. The BER foresees employment growth in the manufacturing sector reaching 22% during fiscal year 2000, led by activities at Beal Aerospace Technologies, Hovensa, and St. Croix Alumina.

    Construction declined by 7% during 1998, due to the completion of major government and private sector construction activity. Data based on the number and value of construction permits issued during the second quarter of fiscal year 1999 indicates that construction activity is increasing. The BER predicts that construction sector employment will resume growth in fiscal year 2000, and may result in up to a 23% increase in the sector as a result of new hotel and tourist facility development, the Hovensa/PDVSA/Hess construction projects, and the manufacturing and assembling of rockets by Beal Aerospace Technologies. The Hovensa/PDVSA/Hess and Beal Aerospace Technologies projects are expected to create about 2,200 new jobs at the peak of the construction period, which is anticipated to begin in the final quarter of fiscal year 1999.

    According to an October 12, 1999 report of the U.S. Newswire, the Virgin Islands is facing a long-term deficit of over $1 billion and an expected deficit of $98 million for the current year alone. A July 29, 1999 report of the Agence France Presse states that the financial difficulties of the Virgin Islands are due to its growing public sector, a series of three hurricanes in the 1990s, and inefficient management by the government over the years. The October 12, 1999 report further states that the U.S. Secretary of the Interior and the Governor of the Virgin Islands have signed a Memorandum of Understanding which addresses the Virgin Islands' financial difficulties and need for fiscal austerity. The Memorandum of Understanding sets forth certain measures the Governor has agreed to implement, effective October 1, 1999, and pledges the federal government's (Department of the Interior's) support for local initiatives to achieve fiscal recovery and stability in the Virgin Islands.

    As of December 9, 1999, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or
(2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the money market series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

HEDGING STRATEGIES

    Each series (other than the money market series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts) and options thereon for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates and attempting to hedge against increases in the cost of securities the series intends to purchase. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts and options thereon by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates.

    Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. A series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. In addition, a series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a series' assets.

    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

    Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as marking to the market.

    When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Series Invests--Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

RISKS OF HEDGING STRATEGIES

    Participation in the options or futures markets involves investment risks and transaction costs to which a series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions.

    A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index.

Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

    Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. Each series may purchase and sell futures and related options contracts without limit for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that a series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the series; (b) cash held by the series; (c) cash proceeds due to the series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If a series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed credit worthy by the investment adviser.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options, (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (5) the facilities of an exchange may not at all times be adequate to handle current trading volume or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

INTEREST RATE SWAP TRANSACTIONS

    Each series (other than the money market series) may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the series will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the series believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The series will enter into interest rate swaps only with creditworthy parties. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.

    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

HIGH YIELD SECURITIES

    Each series (other than the money market series) may also invest up to 30% of its total assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Prospectuses. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Securities" below. Subsequent to its purchase by the series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

    RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the series' portfolio. The achievement of the series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

    The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the series, this may prevent the series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the series to the risks of high yield securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. When tax-exempt securities are offered on a when-issued or delayed delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities takes place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.

    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.

    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

INSURANCE

    Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable the series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series.

MUNICIPAL LEASE OBLIGATIONS

    Each series (other than the money market series) may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the trustees. See "Illiquid Securities" below.

MUNICIPAL ASSET BACKED SECURITIES

    Each series may invest in municipal asset backed securities. A municipal asset backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take reasonable measures to reduce the series' holdings in illiquid securities to no more than 15% (10% in the case of the money market series) of its net assets within seven days, including the sale of such securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and
(v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

    Each series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase securities if its borrowings exceed 5% of its total assets.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

(d) TEMPORARY DEFENSIVE STRATEGY

    When the investment adviser believes that market conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment grade taxable obligations. The money market series may also invest in investment grade taxable obligations, except that their debt, if rated, will be rated within the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). Investing heavily in cash, cash equivalents or investment grade taxable obligations can limit our abiity to achieve a series' investment objective, but can help to preserve a series' assets.

(e) PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities.

SEGREGATED ACCOUNTS

    When each series is required to segregate assets in connection with certain hedging transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, debt obligations or other eligible liquid, unencumbered assets marked-to-market daily.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

         1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Make short sales of securities or maintain a short position.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

         4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series and the New Jersey Money Market Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

         5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

         6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Make loans, except through repurchase agreements.

    For purposes of investment limitation number 4, the New York Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Edward D. Beach (74)................  Trustee                    President and Director of BMC Fund, Inc., a
                                                                  closed-end investment company; formerly, Vice
                                                                    Chairman of Broyhill Furniture Industries, Inc.;
                                                                    Certified Public Accountant; Secretary and
                                                                    Treasurer of Broyhill Family Foundation, Inc.;
                                                                    Member of the Board of Trustees of Mars Hill
                                                                    College; Director of The High Yield Income Fund,
                                                                    Inc.
 Eugene C. Dorsey (72)...............  Trustee                    Retired President, Chief Executive Officer and
                                                                  Trustee of the Gannett Foundation (now Freedom
                                                                    Forum); former Publisher of four Gannett
                                                                    newspapers and Vice President of Gannett
                                                                    Company; past Chairman of Independent Sector
                                                                    (national coalition of philanthropic
                                                                    organizations); former Chairman of the American
                                                                    Council for the Arts; former Director of the
                                                                    Advisory Board of Chase Manhattan Bank of
                                                                    Rochester; Director of The High Yield Income
                                                                    Fund, Inc., First Financial Fund, Inc., and The
                                                                    High Yield Plus Fund, Inc.; Trustee of
                                                                    Prudential Municipal Series Fund, The Target
                                                                    Portfolio Trust, Prudential Diversified Funds
                                                                    and Target Funds.
 Delayne Dedrick Gold (61)...........  Trustee                    Marketing and Management Consultant; Director of
                                                                    The High Yield Income Fund, Inc.
*Robert F. Gunia (52)................  Trustee                    Chief Administrative Officer (since June 1999),
                                                                    Prudential Investments; Vice President (since
                                                                    September 1997) of The Prudential Insurance
                                                                    Company of America; Executive Vice President and
                                                                    Treasurer (since December 1996) of Prudential
                                                                    Investments Fund Management LLC (PIFM); Senior
                                                                    Vice President (since March 1987) of Prudential
                                                                    Securities Incorporated (Prudential Securities);
                                                                    formerly Chief Administrative Officer (July
                                                                    1990-September 1996), Director (January
                                                                    1989-September 1996) and Executive Vice
                                                                    President, Treasurer and Chief Financial Officer
                                                                    (June 1987-September 1996) of Prudential Mutual
                                                                    Fund Management, Inc. (PMF); Vice President and
                                                                    Director of The Asia Pacific Fund, Inc. (since
                                                                    May 1989); Director of The High Yield Income
                                                                    Fund, Inc.; Director or Trustee of 45 funds
                                                                    within the Prudential mutual funds.

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Thomas T. Mooney (57)...............  Trustee                    President of the Greater Rochester Metro Chamber
                                                                  of Commerce; former Rochester City Manager;
                                                                    Trustee of Center for Governmental Research,
                                                                    Inc.; Director of Blue Cross of Rochester, The
                                                                    Business Counsel of New York State, Executive
                                                                    Service Corps of Rochester, Monroe County Water
                                                                    Authority, Rochester Jobs, Inc., Monroe County
                                                                    Industrial Development Corporation,
                                                                    Northeast-Midwest Institute, and The High Yield
                                                                    Income Fund, Inc.; Director and Treasurer of
                                                                    First Financial Fund Inc. and The High Yield
                                                                    Plus Fund, Inc.; Trustee of Prudential Municipal
                                                                    Series Fund, The Target Portfolio Trust,
                                                                    Prudential Diversified Funds and Target Funds.
 Stephen P. Munn (57)................  Trustee                    Chairman (since January 1994); Director and
                                                                  President (since 1988) and Chief Executive Officer
                                                                    (1988-December 1993) of Carlisle Companies
                                                                    Incorporated (manufacturer of industrial
                                                                    products); Director or Trustee of 30 funds
                                                                    within the Prudential Mutual Funds.
 Thomas H. O'Brien (74)..............  Trustee                    President of O'Brien Associates (financial and
                                                                    management consultants) (since April 1984);
                                                                    formerly President of Jamaica Water Securities
                                                                    Corp. (holding company) (February 1989-August
                                                                    1990); Chairman and Chief Executive Officer
                                                                    (September 1987-February 1989) and Director
                                                                    (September 1987-August 1990) of Jamaica Water
                                                                    Supply Company; Director and President of
                                                                    Winthrop Regional Health System and United
                                                                    Presbyterian Home at Syoset Inc.; Director of
                                                                    Ridgewood Savings Bank and The High Yield Income
                                                                    Fund, Inc.; Trustee of Hofstra University.
*David R. Odenath, Jr. (42)..........  Trustee                    Officer in Charge, President, Chief Executive
                                                                  Officer and Chief Operating Officer (since June
                                                                    1999), PIFM: Senior Vice President (since June
                                                                    1999), Prudential; Senior Vice President (August
                                                                    1993-May 1999), PaineWebber Group, Inc.;
                                                                    Director or Trustee of 44 funds within the
                                                                    Prudential Mutual Funds.

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Richard A. Redeker (56).............  Trustee                    Formerly President, Chief Executive Officer and
                                                                    Director (October 1993-September 1996) of
                                                                    Prudential Mutual Fund Management, Inc.;
                                                                    Executive Vice President, Director and Member of
                                                                    the Operating Committee (October 1993-September
                                                                    1996), Prudential Securities; Director (October
                                                                    1993-September 1996), Prudential Securities
                                                                    Group, Inc.; Executive Vice President (January
                                                                    1994-September 1996), The Prudential Investment
                                                                    Corporation; Director (January 1994-September
                                                                    1996) of Prudential Mutual Fund Distributors,
                                                                    Inc. (PMFD) and Prudential Mutual Fund Services,
                                                                    Inc. PMFS; prior thereto, Senior Executive Vice
                                                                    President and Director of Kemper Financial
                                                                    Services, Inc. (September 1978-September 1993);
                                                                    President and Director of The High Yield Income
                                                                    Fund, Inc.
*John R. Strangfeld, Jr. (45)........  Trustee and                Chief Executive Officer, Chairman, President and
                                         President                  Director of The Prudential Investment
                                                                    Corporation (since January 1990); Executive Vice
                                                                    President of the Prudential Global Asset
                                                                    Management Group of Prudential (since
                                                                    February 1998); Chairman of Pricoa Capital Group
                                                                    (since August 1989); Chief Executive Officer of
                                                                    Private Asset Management Group of Prudential
                                                                    (November 1994-December 1998); President and
                                                                    Director or Trustee of 45 funds within the
                                                                    Prudential mutual funds.
 Nancy H. Teeters (69)...............  Trustee                    Economist; formerly Vice President and Chief
                                                                    Economist (March 1986-June 1990) of
                                                                    International Business Machines Corporation;
                                                                    Director of Inland Steel Industries (since July
                                                                    1991) and The High Yield Income Fund, Inc.
 Louis A. Weil, III (58).............  Trustee                    Publisher and Chief Executive Officer (since
                                                                  January 1996) and Director (since September 1991)
                                                                    of Central Newspapers, Inc.; Chairman (since
                                                                    January 1996), Publisher and Chief Executive
                                                                    Officer (August 1991-December 1995) of Phoenix
                                                                    Newspapers, Inc.; prior thereto, Publisher of
                                                                    Time Magazine (May 1989-March 1991); President,
                                                                    Publisher and Chief Executive Officer of The
                                                                    Detroit News (February 1986-August 1989);
                                                                    formerly member of the Advisory Board, Chase
                                                                    Manhattan Bank-Westchester; Director of The High
                                                                    Yield Income Fund, Inc.
 Grace Torres (40)...................  Treasurer and              First Vice President (since December 1996) of
                                         Principal                PIFM; First Vice President (since March 1994) of
                                         Financial and              Prudential Securities; formerly First Vice
                                         Accounting                 President (March 1994-September 1996) of
                                         Officer                    Prudential Mutual Fund Management, Inc.; and
                                                                    Vice President (July 1989-March 1994) of Bankers
                                                                    Trust Corporation.

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Stephen M. Ungerman (46)............  Assistant                  Tax Director (since March 1996) of Prudential
                                         Treasurer                  Investments; formerly First Vice President of
                                                                    Prudential Mutual Fund Management, Inc.
                                                                    (February 1993-March 1996) and Senior Tax
                                                                    Manager (1981-January 1993) at Price Waterhouse
                                                                    LLP.
 Deborah A. Docs (41)................  Secretary                  Vice President (since December 1996) of PIFM; Vice
                                                                    President and Associate General Counsel of
                                                                    Prudential Securities (since December 1996);
                                                                    Vice President and Associate General Counsel
                                                                    (June 1991-September 1996) of Prudential Mutual
                                                                    Fund Management, Inc.
 David F. Connor (36)................  Assistant                  Assistant General Counsel (since March 1998) of
                                         Secretary                PIFM; Associate Attorney, Drinker Biddle & Reath
                                                                    LLP prior thereto.

------------------------
 *"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.
**Unless otherwise noted, the address for each of the above persons is c/o:
  Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $2,100, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 1999 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL COMPENSATION
                                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM FUND AND FUND
                                       COMPENSATION   AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                       FROM FUND         EXPENSES          RETIREMENT           TRUSTEES
-----------------                      ------------   ----------------   ----------------   ------------------
Edward D. Beach, Trustee                  $6,500            None                N/A          $135,000(44/71)*
Eugene C. Dorsey, Trustee**               $6,500            None                N/A          $ 70,000(17/46)*
Delayne Dedrick Gold, Trustee             $6,500            None                N/A          $135,000(44/71)*
Robert F. Gunia, Trustee+                 --                None                N/A            --
Mendel A. Melzer, Former Trustee+         --                None                N/A            --
Thomas T. Mooney, Trustee**               $6,500            None                N/A          $115,000(35/70)*
Stephen P. Munn, Trustee                  --                                                 $ 45,000(18/24)*
Thomas H. O'Brien, Trustee                $6,500            None                N/A          $ 45,000(12/30)*
David R. Odenath, Jr., Trustee+           --                                                   --
Richard A. Redeker, Trustee               $6,500            None                N/A            --
Brian M. Storms, Former Trustee+          --                None                N/A            --
John R. Strangfeld, Jr., Trustee and
 President+                               --                None                N/A            --
Nancy H. Teeters, Trustee                 $6,500            None                N/A          $ 90,000(26/47)*
Louis A. Weil, III, Trustee               $6,500            None                N/A          $ 90,000(30/54)*

------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

 + Robert F. Gunia, Mendel A. Melzer, David R. Odenath, Jr., Brian M. Storms and
    John R. Strangfeld, Jr., who are each current or former interested Trustees, do not receive compensation from the Fund or any other fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.

    As of December 3, 1999, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund.

    As of December 3, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were those listed in Appendix IV.

    As of December 3, 1999, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:

SERIES                       CLASS A               CLASS B               CLASS C              CLASS Z
------                 --------------------  --------------------  -------------------  -------------------
Florida..............  5,245,394   (71.36%)  2,028,345   (85.18%)  515,663    (84.06%)   23,282    (99.68%)
Massachusetts........  1,288,458   (52.25%)    543,849   (51.08%)   10,027    (61.87%)    6,490    (99.72%)
New Jersey...........  8,655,089   (73.89%)  5,000,676   (72.84%)  182,582    (90.91%)    6,384    (99.78%)
New York.............  9,625,276   (60.81%)  3,993,447   (66.15%)  138,807    (83.23%)   21,116    (85.38%)
North Carolina.......  1,797,915   (68.09%)    984,450   (72.72%)    2,486    (92.87%)                  N/A
Ohio.................  2,109,987   (50.88%)    958,200   (46.12%)   15,391    (78.59%)                  N/A
Pennsylvania.........  4,954,142   (46.99%)  3,312,304   (41.59%)   69,088    (81.17%)                  N/A

    As of December 3, 1999, Prudential Securities was the record holder for other beneficial owners of 79,870,058 shares (or 99.55% of those outstanding) of the Connecticut Money Market Series, 55,376,875 shares (or 99.69% of those outstanding) of the Massachusetts Money Market Series, 207,375,967 shares (or 99.14% of those outstanding) of the New Jersey Money Market Series and 344,823,083 shares (or 99.65% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed--Manager" in the Prospectus of each series. As of October 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately
$72 billion. According to the Investment Company Institute, as of July 31, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1999. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    The amount of the management fee paid by each series of the Fund to PIFM for the fiscal years ended August 31, 1997, 1998 and 1999 was as follows:

                                                                       1997                  1998                1999
                                                              ----------------------   -----------------   -----------------
                                                                 MANAGEMENT FEES        MANAGEMENT FEES     MANAGEMENT FEES
                                                              ----------------------   -----------------   -----------------
                                                                 PAID       WAIVED           PAID                PAID
                                                              ----------   ---------   -----------------   -----------------
Municipal Series Fund:
  Connecticut Money Market Series...........................  $   96,876   $290,624       $  423,998          $  438,720
  Florida Series............................................     368,602    245,735          596,439             586,541
  Massachusetts Series......................................     222,502     24,722          231,959             228,953
  Massachusetts Money Market Series.........................      66,348    199,044          277,698             293,272
  New Jersey Series.........................................   1,140,799    126,755        1,184,566           1,118,938
  New Jersey Money Market Series............................     981,113      --             993,236           1,047,394
  New York Series...........................................   1,338,809    148,756        1,401,539           1,363,196
  New York Money Market Series..............................   1,630,461      --           1,867,472           1,878,249
  North Carolina Series.....................................     255,716     28,413          265,541             251,728
  Ohio Series...............................................     437,408     46,601          445,394             407,892
  Pennsylvania Series.......................................   1,046,806    116,312        1,110,102           1,051,974

    PIFM discontinued its management fee waiver with respect to each applicable series effective September 1, 1997.

    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of each series in accordance with its investment objectives and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the money market series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the money market series and the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Series is Managed--Distributor" in each series' Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each series.

    CLASS A PLAN. For the fiscal year ended August 31, 1999, the Distributor received the following payments under the Class A Plan:

SERIES
------
Florida.....................................................    $168,250
Massachusetts...............................................      61,672
New Jersey..................................................     252,907
New York....................................................     364,077
North Carolina..............................................      61,349
Ohio........................................................     100,947
Pennsylvania................................................     210,386

    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1999, the Distributor received approximate initial sales charges with respect to the sale of Class A shares as follows:

SERIES
------
Florida.....................................................    $ 33,000
Massachusetts...............................................      14,900
New Jersey..................................................      29,100
New York....................................................      34,800
North Carolina..............................................       3,600
Ohio........................................................       6,000
Pennsylvania................................................      24,400

    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B Plan provides for the payment to the Distributor of
(1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.

    CLASS B PLAN. For the fiscal year ended August 31, 1999, the Distributor received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:

                                                                   APPROXIMATE
                                                                   CONTINGENT
                                                      AMOUNT OF     DEFERRED
SERIES                                                   FEE      SALES CHARGES
------                                                ---------   -------------
Florida.............................................  $123,327       $22,300
Massachusetts.......................................    74,185        9,440
New Jersey..........................................   482,709      106,500
New York............................................   443,131      112,400
North Carolina......................................    98,477       19,200
Ohio................................................   152,281       36,800
Pennsylvania........................................   524,298      100,500

    For fiscal year ended August 31, 1999, it is estimated that the Distributor spent approximately the following amounts:

                                       PRINTING AND                                             COMPENSATION        APPROXIMATE
                                         MAILING         COMMISSION                            TO PRUSEC* FOR          TOTAL
                                       PROSPECTUSES      PAYMENTS TO                             COMMISSION            AMOUNT
                                         TO OTHER         FINANCIAL                             PAYMENTS TO           SPENT BY
                                           THAN          ADVISERS OF      OVERHEAD COSTS      REPRESENTATIVES       DISTRIBUTOR
                                         CURRENT         PRUDENTIAL       OF PRUDENTIAL          AND OTHER          ON BEHALF OF
SERIES                                 SHAREHOLDERS      SECURITIES        SECURITIES**          EXPENSES**            SERIES
------                                 ------------      -----------      --------------      ----------------      ------------
Florida..........................           $0            $136,590           $147,940             $ 10,817            $295,347
Massachusetts....................            0              48,600             35,500               14,700              99,800
New Jersey.......................            0             343,884            521,761                9,793             875,438
New York.........................            0             289,352            160,970               45,192             499,514
North Carolina...................            0              61,417             36,937                8,836             107,190
Ohio.............................            0              79,382             31,233               39,452             150,067
Pennsylvania.....................            0             288,489            153,024              115,626             557,139

------------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The amount of distribution expenses reimbursable by the Fund with respect to Class B shares is reduced by the amount of such contingent deferred sales charges with respect to redemptions of such shares.

    CLASS C PLAN. For the fiscal year ended August 31, 1999, the Distributor received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of initial sales charges with respect to the sale of Class C shares and contingent deferred sales charges paid by investors on the redemption of Class C shares as set forth below:

                                                                      APPROXIMATE
                                                      APPROXIMATE     CONTINGENT
                                           AMOUNT    INITIAL SALES     DEFERRED
SERIES                                     OF FEE       CHARGES      SALES CHARGES
------                                    --------   -------------   -------------
Florida.................................  $55,653        $4,300          $5,000
Massachusetts...........................    1,472           300               0
New Jersey..............................   12,168         4,400             700
New York................................   11,747         6,200             800
North Carolina..........................      223             0               0
Ohio....................................    2,166         1,400             300
Pennsylvania............................    8,061         3,500               0

    Distribution fees were expended primarily for payment of account servicing fees.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    MONEY MARKET SERIES PLANS OF DISTRIBUTION. Under each Plan of Distribution for each money market series, each such series reimburses the Distributor for its distribution-related expenses at the annual rate of up to .125 of 1% of the average daily net assets of the series. For the fiscal year ended August 31, 1999, the Distributor incurred distribution expenses with respect to the money market series, all of which were recovered by the Distributor through the distribution fee paid by the series, as follows:

SERIES
------
Connecticut Money Market...................................     $109,680
Massachusetts Money Market.................................       73,318
New Jersey Money Market....................................      261,849
New York Money Market......................................      469,562

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. The Distributor may from time to time waive all or a portion of its distribution related fees of the Fund. For the fiscal year ending August 31, 2000, the Distributor has contractually agreed to limit its distribution fees payable under the Class A and Class C Plans to .25 of 1% and .75 of 1% of Class A and Class C shares, respectively.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliate acts as principal except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter securities with the Distributor or an affiliate acting as a market-maker, and it will not execute a negotiated trade with the Distributor or an affiliate if execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1999, 1998 and 1997, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the series paid no brokerage commissions to Prudential Securities.

                                                                  BROKERAGE COMMISSIONS
                                                              ------------------------------
SERIES                                                          1999       1998       1997
------                                                        --------   --------   --------
Connecticut Money Market....................................  $     0    $     0    $     0
Florida.....................................................    1,400      7,000      8,890
Massachusetts...............................................        0      2,625      2,205
Massachusetts Money Market..................................        0          0          0
New Jersey..................................................    2,975      3,675     23,539
New Jersey Money Market.....................................        0          0          0
New York....................................................    7,315     19,968     23,240
New York Money Market.......................................        0          0          0
North Carolina..............................................      560      2,599      5,058
Ohio........................................................    5,767      7,333      4,620
Pennsylvania................................................   10,990     18,445     20,991

    The Fund is required to disclose its holdings of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at August 31, 1999. At August 31, 1999, no series held any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Massachusetts Series, Massachusetts Money Market Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Florida Series, Massachussetts Series, New Jersey Series and New York Series each is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. The North Carolina Series, Ohio Series and Pennsylvania Series each is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5), if applicable, Class Z shares are offered exclusively for sale to a limited group of investors. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share
(NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in each series' Prospectus.

    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the money market series' Prospectuses.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series and the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the non-money market series).

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the series, the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the non-money market series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV at August 31, 1999 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares was as follows:

CLASS A                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value and redemption price per Class A
 share...............................................   $10.18     $11.09     $10.67     $11.50     $10.92     $11.33     $10.13
Maximum initial sales charge (3% of offering
 price)..............................................      .31        .34        .33        .36        .34        .35        .31
                                                        ------     ------     ------     ------     ------     ------     ------
Maximum offering price to public.....................   $10.49     $11.43     $11.00     $11.86     $11.26     $11.68     $10.44
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS B                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value, redemption price and offering price
 per Class B share*..................................   $10.18     $11.08     $10.67     $11.50     $10.93     $11.24     $10.13
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS C                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value and redemption price per Class C
 share*..............................................   $10.18     $11.08     $10.67     $11.50     $10.93     $11.34     $10.13
Maximum initial sales charge (1% of offering
 price)**............................................      .10        .11        .11        .12        .11        .11        .10
                                                        ------     ------     ------     ------     ------     ------     ------
Offering price to public.............................   $10.28     $11.19     $10.78     $11.62     $11.04     $11.45     $10.23
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS Z                                                   FL         MA         NJ         NY
-------                                                --------   --------   --------   --------
Net asset value, redemption price and offering price
 per Class Z share...................................   $10.17     $11.08     $10.75     $11.51
                                                        ======     ======     ======     ======

------------------------
 *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.

SELECTING A PURCHASE ALTERNATIVE (NON-MONEY MARKET SERIES ONLY)

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each series (other than the money market series):

    If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantages for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If your do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:

    - officers of the Prudential mutual funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees or subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - members of the Board of Directors of Prudential,

    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

    In addition, current and former Directors/Trustees of the Prudential mutual funds (including the Fund) may purchase Class A shares of the North Carolina, Ohio and Pennsylvania Series at NAV. Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual;

    - the individual's spouse, their children and their parents;

    - the individual's and spouse's Individual Retirement Account (IRA);

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds.

    For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include:
(1) investors purchasing shares through an account at Prudential Securities;
(2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    MUTUAL FUND PROGRAMS. Class Z shares of the Florida, Massachusetts, New Jersey and New York Series can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; and

    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares of the Florida, Massachusetts, New Jersey and New York Series currently are also available for purchase by the following categories of investors:

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

    - current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares,the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied accross the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent

Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

    SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the time same address as reflected in the Transfer Agent's records, a signature is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will on a PRO RATA basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduced the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
              YEAR SHARES PURCHASE                 OF DOLLARS INVESTED OR
                  PAYMENT MADE                       REDEMPTION PROCEEDS
------------------------------------------------  -------------------------
First...........................................            5.0%
Second..........................................            4.0%
Third...........................................            3.0%
Fourth..........................................            2.0%
Fifth...........................................            1.0%
Sixth...........................................            1.0%
Seventh.........................................            None

    In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distribution; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability-An individual will be considered       A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor (a copy of the trust agreement
death or to be of long-continued and indefinite   identifying the grantor will be required as
duration.                                         well)) is permanently disabled. The letter must
                                                  also indicate the date of disability.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                       CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF DOLLARS INVESTED
                                                            OR REDEMPTION PROCEEDS
               YEAR SINCE PURCHASE                 ----------------------------------------
                  PAYMENT MADE                     $500,001 TO $1 MILLION   OVER $1 MILLION
-------------------------------------------------  ----------------------   ---------------
First............................................           3.0%                 2.0 %
Second...........................................           2.0%                 1.0 %
Third............................................           1.0%                 0   %
Fourth and thereafter............................           0  %                 0   %

    You must notify the Transfer Agent, the Distributor, or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded.

For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the series of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc.

       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of each non-money market series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Exchange Your Shares--Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                   PERIOD OF
              MONTHLY INVESTMENTS:                $100,000   $150,000   $200,000   $250,000
              --------------------                --------   --------   --------   --------
25 Years........................................   $  110     $  165     $  220     $  275
20 Years........................................      176        264        352        440
15 Years........................................      296        444        592        740
10 Years........................................      555        833      1,110      1,338
 5 Years........................................    1,371      2,057      2,742      3,428

See "Automatic Investment Plan (AIP)" below.
------------------------
(1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    The Distributor, the Transfer Agent or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholders.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.

  CHECKWRITING REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checkwriting redemption privileges, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available for check redemptions until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified check or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish the checkwriting redemption privilege and to order checks. The Custodian and the Fund have reserved the right to modify this checkwriting privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Checkwriting Redemption Privilege at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request an Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by an "eligible guarantor institution" as defined below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at
(800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by share certificates, if issued. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address of record.

MUTUAL FUND PROGRAM

    From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, Prudential/Pruco Securities Representative, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute the NAV of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect NAV. The Fund will compute the NAV of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)

    YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the NAV on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with Commission regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yields for the 30 days ended August 31, 1999 were as follows:

                                                               CLASS A     CLASS B     CLASS C     CLASS Z
                                                               --------    --------    --------    --------
SERIES                                                          YIELD       YIELD       YIELD       YIELD
------                                                         --------    --------    --------    --------
Florida....................................................      4.43%       4.32%       4.03%       4.82%
Massachusetts..............................................      3.92        3.79        3.51        4.30
New Jersey.................................................      4.19        4.07        3.78        4.57
New York...................................................      4.15        4.03        3.74        4.53
North Carolina.............................................      4.08        3.95        3.66         N/A
Ohio.......................................................      3.89        3.76        3.47         N/A
Pennsylvania...............................................      4.10        3.97        3.68         N/A

    The series' yield is computed according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)to the power of 6 - 1]
                         cd

    Where:    a   =   dividends and interest earned during the period.
              b   =   expenses accrued for the period (net of reimbursements).
              c   =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
              d   =   the maximum offering price per share on the last day of the period.

    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended
August 31, 1999, the tax equivalent yields (assuming a federal tax rate of 36%) were as follows:

                                                              CLASS A    CLASS B    CLASS C    CLASS Z
                                                              --------   --------   --------   --------
                                                               TAX        TAX        TAX        TAX
                                                              EQUIVALENT EQUIVALENT EQUIVALENT EQUIVALENT
SERIES                                                        YIELD      YIELD      YIELD      YIELD
------------------------------------------------------------  --------   --------   --------   --------
Florida.....................................................    6.92%      6.75%      6.30%      7.53%
Massachusetts...............................................    6.96       6.73       6.23       7.63
New Jersey..................................................    6.99       6.79       6.31       7.63%
New York....................................................    6.48       6.30       5.84       7.08%
North Carolina..............................................    6.38       6.17       5.72        N/A
Ohio........................................................    6.55       6.33       5.84        N/A
Pennsylvania................................................    6.59       6.38       5.92        N/A

    AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV   =   Ending Redeemable Value at the end of the 1, 5 or 10 year
                  periods (or fractional portion thereof) of a hypothetical
                  $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return (with and without management subsidies and waivers) for the Class A, Class B, Class C and Class Z shares of the series (other than the money market series) for the periods ended August 31, 1999 are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1989. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1989.

                                                          CLASS A
                       ------------------------------------------------------------------------------

                                    WITH                             WITHOUT
                               SUBSIDY/WAIVER                     SUBSIDY/WAIVER
                       -------------------------------   --------------------------------
                         ONE        FIVE       SINCE       ONE        FIVE       SINCE      INCEPTION
SERIES                  YEAR*      YEARS     INCEPTION    YEAR*      YEARS     INCEPTION      DATE
------                 --------   --------   ---------   --------   --------   ----------   ---------
Florida..............   -3.59%      5.38%      6.63%      -3.59%      5.07%       6.04%     12/28/90
Massachusetts........   -4.40       4.89       6.27       -4.40       4.86        6.25       1/22/90
New Jersey...........   -3.39       4.94       6.48       -3.39       4.86        6.26       1/22/90
New York.............   -4.04       5.10       6.52       -4.04       5.06        6.50       1/22/90
North Carolina.......   -4.67       4.72       5.97       -4.67       4.68        5.95       1/22/90
Ohio.................   -4.48       4.65       6.21       -4.48       4.61        6.19       1/22/90
Pennsylvania.........   -4.31       4.82       6.25       -4.31       4.78        6.22       1/22/90

                                                           CLASS B
                       -------------------------------------------------------------------------------
                                     WITH                             WITHOUT
                                SUBSIDY/WAIVER                     SUBSIDY/WAIVER
                       --------------------------------   --------------------------------
                                             TEN YEARS                          TEN YEARS
                         ONE        FIVE      OR SINCE      ONE        FIVE      OR SINCE    INCEPTION
SERIES                  YEAR*      YEARS     INCEPTION     YEAR*      YEARS     INCEPTION      DATE
------                 --------   --------   ----------   --------   --------   ----------   ---------
Florida..............   -5.91%      5.46%       5.36%      -5.91%      5.15%       5.03%       8/1/94
Massachusetts........   -6.76       4.97        6.16       -6.76       4.93        6.14           N/A
New Jersey...........   -5.71       5.02        6.43       -5.71       4.94        6.18           N/A
New York.............   -6.37       5.18        6.38       -6.37       5.14        6.36           N/A
North Carolina.......   -6.93       4.81        5.91       -6.93       4.77        5.89           N/A
Ohio.................   -6.82       4.72        6.15       -6.82       4.69        6.13           N/A
Pennsylvania.........   -6.65       4.90        6.23       -6.65       4.86        6.19           N/A

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

                                                                       CLASS C                                      CLASS Z
                                    -----------------------------------------------------------------------------   --------
                                                                                  WITHOUT                             WITH
                                                 WITH                            SUBSIDY/                           SUBSIDY/
                                            SUBSIDY/WAIVER                        WAIVER                             WAIVER
                                    -------------------------------   -------------------------------               --------
                                      ONE        FIVE       SINCE       ONE        FIVE       SINCE     INCEPTION     ONE
SERIES                               YEAR*      YEARS     INCEPTION    YEAR*      YEARS     INCEPTION     DATE       YEAR*
------                              --------   --------   ---------   --------   --------   ---------   ---------   --------
Florida...........................   -3.15%      5.15%      4.31%      -3.15%      4.83%      3.85%      7/26/93      -.42%
Massachusetts.....................   -3.98       4.66       4.56       -3.98       4.62       4.52        8/1/94     -1.26
New Jersey........................   -2.94       4.71       4.66       -2.94       4.63       4.59        8/1/94       .45
New York..........................   -3.60       4.87       4.80       -3.60       4.83       4.77        8/1/94      -.87
North Carolina....................   -4.15       4.51       4.44       -4.15       4.47       4.40        8/1/94
Ohio..............................   -4.04       4.42       4.39       -4.04       4.38       4.35        8/1/94
Pennsylvania......................   -3.89       4.59       4.54       -3.89       4.55       4.50        8/1/94

                                                      CLASS Z
                                    --------------------------------------------
                                      WITH            WITHOUT
                                  SUBSIDY/
                                     WAIVER            WAIVER
                                    ---------   --------------------
                                      SINCE       ONE        SINCE     INCEPTION
SERIES                              INCEPTION    YEAR*     INCEPTION     DATE
------                              ---------   --------   ---------   ---------
Florida...........................    4.52%       -.42%      4.44%      12/6/96
Massachusetts.....................    4.17       -1.26       4.13       12/6/96
New Jersey........................    4.88         .45       4.88       12/6/96
New York..........................    4.67        -.87       4.67       12/6/96
North Carolina....................
Ohio..............................
Pennsylvania......................

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

    AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary" in the Prospectus of each applicable series.

    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for the Class A, Class B, Class C and Class Z shares of each series for the periods ended August 31, 1999 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1989. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1989.

                                         CLASS A                                       CLASS B                     CLASS C
                       -------------------------------------------   -------------------------------------------   --------
                                        AGGREGATE                                     AGGREGATE                    AGGREGATE
                                          TOTAL                                         TOTAL                       TOTAL
                                         RETURN                                        RETURN                       RETURN
                       -------------------------------------------   -------------------------------------------   --------
                                                                                           10 YR. OR
                                               SINCE     INCEPTION                           SINCE     INCEPTION
SERIES                  1 YR.*     5 YR.     INCEPTION     DATE       1 YR.*     5 YR.     INCEPTION     DATE       1 YR.*
------                 --------   --------   ---------   ---------   --------   --------   ---------   ---------   --------
Florida..............    -.61%     34.06%      79.86%    12/28/90      -.91%     31.45%      31.39%      8/1/94     -1.16%
Massachusetts........   -1.44      30.92       84.91      1/22/90     -1.76      28.44      179.74          N/A     -2.00
New Jersey...........    -.40      31.20       88.35      1/22/90      -.71      28.74       86.49          N/A      -.95
New York.............   -1.07      32.20       89.09      1/22/90     -1.37      29.71       85.53          N/A     -1.62
North Carolina.......   -1.72      29.81       79.95      1/22/90     -1.93      27.48       77.53          N/A     -2.18
Ohio.................   -1.53      29.39       83.86      1/22/90     -1.82      26.95       81.69          N/A     -2.06
Pennsylvania.........   -1.35      30.47       84.60      1/22/90     -1.65      28.02       83.06          N/A     -1.91

                                   CLASS C                            CLASS Z
                       --------------------------------   --------------------------------
                                AGGREGATE
                                    TOTAL                              TOTAL
                                    RETURN                             RETURN
                       --------------------------------   --------------------------------

                                    SINCE     INCEPTION                SINCE     INCEPTION
SERIES                  5 YR.     INCEPTION     DATE       1 YR.*    INCEPTION     DATE
------                 --------   ---------   ---------   --------   ---------   ---------
Florida..............   29.81%      30.66%     7/26/93      -.42%      12.83%     12/6/96
Massachusetts........   26.82       26.68       8/1/94     -1.26       11.80      12/6/96
New Jersey...........   27.16       27.34       8/1/94       .45       13.89      12/6/96
New York.............   28.11       28.20       8/1/94      -.87       13.27      12/6/96
North Carolina.......   25.92       25.95       8/1/94
Ohio.................   25.40       25.63       8/1/94
Pennsylvania.........   26.43       26.60       8/1/94

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

    The aggregate total return for the Class A, Class B, Class C and Class Z shares of each series for the periods ended August 31, 1999, without the management subsidies and waivers are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1989. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1989.

                                         CLASS A                                       CLASS B
                       -------------------------------------------   -------------------------------------------
                                     AGGREGATE TOTAL                               AGGREGATE TOTAL
                                         RETURN                                        RETURN
                                         WITHOUT                                       WITHOUT
                                     SUBSIDY/WAIVER                                SUBSIDY/WAIVER
                       -------------------------------------------   -------------------------------------------
                                                                                           10 YR. OR
                                               SINCE     INCEPTION                           SINCE     INCEPTION
SERIES                  1 YR.*     5 YR.     INCEPTION     DATE       1 YR.*     5 YR.     INCEPTION     DATE
------                 --------   --------   ---------   ---------   --------   --------   ---------   ---------
Florida..............    -.61%      32.03%     71.38%    12/28/90      -.91%     29.52       29.32%       8/1/94
Massachusetts........   -1.44       30.68      84.58      1/22/90     -1.76      28.21       81.43           N/A
New Jersey...........    -.40       30.71      84.64      1/22/90      -.71      28.25       82.12           N/A
New York.............   -1.07       31.97      88.76      1/22/90     -1.37      29.49       85.21           N/A
North Carolina.......   -1.72       29.57      79.62      1/22/90     -1.93      27.25       77.21           N/A
Ohio.................   -1.53      -29.16      83.54      1/22/90     -1.82      26.73       81.37           N/A
Pennsylvania.........   -1.35       30.22      84.05      1/22/90     -1.65      27.77       82.34           N/A

                                         CLASS C                                 CLASS Z
                       -------------------------------------------   --------------------------------
                                     AGGREGATE TOTAL                         AGGREGATE TOTAL
                                         RETURN                                   RETURN
                                         WITHOUT                                 WITHOUT
                                     SUBSIDY/WAIVER                           SUBSIDY/WAIVER
                       -------------------------------------------   --------------------------------

                                               SINCE     INCEPTION                SINCE     INCEPTION
SERIES                  1 YR.*     5 YR.     INCEPTION     DATE       1 YR.*    INCEPTION     DATE
------                 --------   --------   ---------   ---------   --------   ---------   ---------
Florida..............   -1.16%     27.90%      27.20%     7/26/93      -.42%      12.61%      12/6/96
Massachusetts........   -2.00      26.59       26.45       8/1/94     -1.26       11.70       12/6/96
New Jersey...........   -0.95      26.68       26.86       8/1/94       .45       13.39       12/6/96
New York.............   -1.62      28.11       27.97       8/1/94      -.87       13.27       12/6/96
North Carolina.......   -2.18      25.69       25.72       8/1/94
Ohio.................   -2.06      25.18       25.41       8/1/94
Pennsylvania.........   -1.91      26.18       26.35       8/1/94

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

 THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' annualized seven-day current yield as of August 31, 1999 was 2.69%, 2.49%, 2.41%, and 2.49%,
respectively. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' effective annual yield as of August 31, 1998 was 2.72%, 2.49%, 2.44% and 2.80%, respectively.

    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1999 was 4.66%, 4.68%, 4.26% and 4.43%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                                    [GRAPH]

    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1999 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.

    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the

Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon;
(b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and
(c) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each year.

    Qualification as a regulated investment company will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and up to 28% of a non-corporate taxpayer's so-called alternative minimum taxable income. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 if filing a joint return ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.

    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount and character of capital gains, and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series.

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other
Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Code Section 1259 may require the recognition of gain (but not loss) if a series makes a "constructive sale" of an appreciated financial position.

    Each series gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by them. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

    Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by a series would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to assets gains recognized by a series is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

    If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.

    Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.

    Any short-term capital loss realized upon sale, redemption or exchange of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

    Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

STATE TAXATION

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes to the extent they are includable in federal alternative taxable income.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions (other than exempt-interest dividends and capital gains dividends, which are fully taxable for purposes of the Connecticut Corporation Business
Tax) to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent, less related expenses, is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of such series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year at least 90 percent of the net assets of the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. If the Florida Series fails to satisfy the 90 percent test, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each such series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of New Jersey obligations are exempt from New Jersey income tax.

    Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

    Corporate shareholders resident in New Jersey are taxed under the provisions of the Corporation Business Tax Act or the Corporation Income Tax Act. Neither Act contains a provision that exempts from tax distributions from a qualified investment fund that are attributable to interest or gain from Exempt Obligations. All distributions from the New Jersey Series and the New Jersey Money Market Series to corporations subject to tax in New Jersey will be subject to New Jersey taxation whether or not the distributions are attributable to interest or gain from New Jersey obligations.

    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these series.

    NEW YORK. Individual shareholders of the New York Series and the New York Money Market Series resident in New York State will not be subject to State income tax on distributions received from either such series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to
Section 103(a) of the Internal Revenue Code, and that the relevant series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

    Other distributions from the New York Series and the New York Money Market Series, including those related to market discount and capital gains, will generally not be exempt from State or City income tax.

    Distributions from these series will not be excluded from net income and shares of these series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these series will not be subject to any State or City property tax.

    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. Shareholders of the New York Series and the New York Money Market Series should consult their advisers about other state and local tax consequences of their investments in these series.

    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or
(ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The North Carolina Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.

    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.

    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means only obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam ("Territorial Obligations")) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.

    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series (including without limitation, capital gains dividends) will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

    It is unclear whether the conversion of Class B shares into Class A shares (or any other exchange of shares that may be exempt from federal income taxes) is taxable for Pennsylvania state and local tax purposes. In addition, it is unclear whether income derived from some or all of the derivatives and hedging transactions in which the Pennsylvania Series may invest or engage will be exempt for Pennsylvania state and local tax purposes.

    Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. It should be noted, however, that at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                    PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                  CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ansonia Connecticut, Gen. Oblig., Ser. 98, F.G.I.C.              Aaa               4.00%      10/15/99   $  1,175     $ 1,176,243
Brazos Harbor, Dist. Rev., BASF Corp. Proj., Ser. 96,
   F.R.D.D., A.M.T.                                              P-1               3.00        9/01/99        500         500,000
Bridgeport Connecticut, Gen. Oblig., Ser. 97A, A.M.B.A.C.        Aaa               4.40        3/01/00        250         251,392
Brookfield Connecticut, Gen. Oblig., B.A.N.                      NR                3.00       12/09/99      1,000       1,000,130
Connecticut St., Gen. Oblig.,
   Ser. 90A                                                      NR                6.90        3/15/00      1,500 (c)   1,555,426
   Ser. 90B                                                      NR                6.75        7/15/00      1,850 (c)   1,935,244
   Ser. 91A                                                      Aa3               6.20        3/01/00        150         152,185
   Ser. 97B, F.R.W.D.                                            VMIG1             3.05        9/08/99      3,750       3,750,000
   Ser. C                                                        Aa3               6.80        9/15/99        600         600,844
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D.                     VMIG1             3.10        9/02/99        900         900,000
   Bradley Airport Hotel, Ser. 97B, F.R.W.D.                     VMIG1             3.10        9/02/99      3,000       3,000,000
   Bradley Airport Hotel, Ser. 97C, F.R.W.D.                     VMIG1             3.10        9/02/99      1,300       1,300,000
   Conco Proj., Ser. 85, F.R.W.D.                                P-1               3.00        9/02/99      1,700       1,700,000
   Corp. for Independ. Living Proj., Ser. 99, F.R.W.D.           VMIG1             3.10        9/01/99      2,560       2,560,000
   Pierce Mem'l. Baptist Home, Ser. 99, F.R.W.D.                 A-1+(d)           3.15        9/01/99      3,160       3,160,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                     CPSI              3.10        9/01/99      5,150       5,150,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Charlotte Hungerford, Ser. C, F.R.W.D.                        VMIG1             3.10        9/02/99      1,425       1,425,000
   Pomfret School Issue, Ser. A, F.R.W.D.                        VMIG1             3.25        9/01/99      1,000       1,000,000
   Sharon Hosp. Issue, Ser. A, F.R.W.D.                          VMIG1             3.10        9/02/99      1,400       1,400,000
   Yale New Haven Hospital, Ser. 90F, M.B.I.A.                   Aaa               6.65        7/01/00        400 (c)     417,788
   Yale University, Ser. S, T.E.C.P.                             VMIG1             3.30       10/08/99      2,100       2,100,000
Connecticut St. Hsg. Fin. Auth., Ser. 89D, T.E.C.P.              Aa2               3.35       11/09/99      3,000       3,000,000
Connecticut St. Spec. Assmt.,
   Second Injury Fund, T.E.C.P.                                  P-1               3.20        9/07/99      5,000       5,000,000
   Unemployment Rev., Ser. 96A, A.M.B.A.C.                       Aaa               4.50       11/15/99      1,000       1,002,148
   Unemployment Rev., Ser. 96A, A.M.B.A.C.                       Aaa               5.50        5/15/00      2,500       2,539,471
   Unemployment Comp., Ser. 93C, A.N.N.M.T., F.G.I.C.            VMIG1             3.38        7/01/00      1,800       1,800,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev.,
   Ser. 90I, F.R.W.D.                                            VMIG1             3.20        9/01/99      5,000       5,000,000
   Ser. 94B, F.G.I.C.                                            Aaa               5.50       10/01/99      1,460       1,462,811
Dist. of Columbia, Gen. Oblig.,
   Ser. 92A-2, F.R.D.D.                                          VMIG1             3.05        9/01/99        200         200,000
   Ser. 92A-6, F.R.D.D.                                          VMIG1             3.05        9/01/99        800         800,000


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-75

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
East Hampton Connecticut, Gen. Oblig., Ser. 99, M.B.I.A.         Aaa               3.75%      10/15/99   $    495     $   495,311
East Lyme Connecticut, Gen Oblig., B.A.N.                        NR                2.95        1/20/00      4,500       4,501,342
Gulf Coast Indl. Dev. Auth., Citgo Petroleum,
   Ser. 99, F.R.D.D., A.M.T.                                     VMIG1             3.10        9/01/99        700         700,000
Hartford Connecticut, Redev. Agcy., Multi-family Mtge.
   Rev., Underwood Twrs. Proj., Ser. 90, F.R.W.D., F.S.A.        A-1+(d)           3.15        9/02/99        600         600,000
Hopewell Virginia, Indl. Dev. Agcy., Hadson Pwr. Prog.
   Pound13, Ser 90A, F.R.D.D., A.M.T.                            P-1               3.10        9/01/99      2,500       2,500,000
Iowa St. Fin. Auth., Solid Waste Disp. Rev., Cedar River
   Paper, Ser. 95A, F.R.D.D., A.M.T.                             A-1+(d)           3.00        9/01/99      1,300       1,300,000
Jackson Cnty. Mississippi, Chevron U.S.A., Inc. Proj., Ser.
   94, F.R.D.D., A.M.T.                                          P-1               3.10        9/01/99      1,600       1,600,000
Lower Neches Valley Auth., Mobil Oil Corp., Ser. 99,
   F.R.D.D., A.M.T.                                              P-1               3.10        9/01/99        800         800,000
New Haven Connecticut, Gen. Oblig.,
   Ser. A, F.G.I.C.                                              Aaa               4.25        2/01/00      2,000       2,011,159
   Ser. B, F.G.I.C.                                              Aaa               3.75        2/01/00      1,500       1,505,532
North Branford Connecticut, B.A.N.                               NR                3.90        5/17/00      1,350       1,353,268
Puerto Rico Hsg. Fin. Corp., Multi-family Mtge. Rev., Port.
   A,
   Ser. 90I, M.O.T., A.M.B.A.C.                                  Aaa               3.45        9/15/99      2,455       2,455,000
Sabine River Auth. Texas, Poll. Ctl. Rev., Tx. Util. Elec.,
   Ser. 96B, F.R.D.D., A.M.B.A.C., A.M.T.                        VMIG1             2.95        9/01/99        500         500,000
Seymour Connecticut, Gen. Oblig., F.S.A.                         Aaa               5.75        3/01/00        805         815,164
Shelton Connecticut, Gen. Oblig., B.A.N.                         NR                3.25       12/01/99      1,250       1,251,058
South Windsor Connecticut, Gen. Oblig., Ser. 99                  Aa                3.50        9/01/00        585         584,989
South Windsor Connecticut, Gen. Oblig., M.B.I.A.                 Aaa               6.30       11/15/99        500         503,311
Stamford Connecticut, Gen. Oblig., Ser. 99A                      Aaa               3.50        8/01/00      2,280       2,282,824
West Baton Rouge Dist. Pound3, Dow Chemical Co. Proj., Ser.
   94A, F.R.D.D., A.M.T.                                         P-1               3.15        9/01/99        500         500,000
West Hartford Connecticut, Gen. Oblig., Ser. 98                  Aaa               5.60       11/01/99      1,000       1,004,410
                                                                                                                      -----------
Total Investments--100.0%
(amortized cost $83,102,050(e))                                                                                        83,102,050
Liabilities in excess of other assets                                                                                     (27,317)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $83,074,733
                                                                                                                      -----------
                                                                                                                      -----------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    M.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-77

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market
   value...................................................................................................        $83,102,050
Cash.......................................................................................................            814,298
Interest receivable........................................................................................            625,052
Receivable for Series shares sold..........................................................................            515,032
Other assets...............................................................................................              1,840
                                                                                                                 ---------------
   Total assets............................................................................................         85,058,272
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................          1,041,694
Payable for investments purchased..........................................................................            801,908
Accrued expenses...........................................................................................             57,058
Dividends payable..........................................................................................             37,102
Management fee payable.....................................................................................             35,534
Deferred trustee's fees....................................................................................              5,699
Distribution fee payable...................................................................................              4,544
                                                                                                                 ---------------
   Total liabilities.......................................................................................          1,983,539
                                                                                                                 ---------------
Net Assets.................................................................................................        $83,074,733
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value........................................................        $   830,747
   Paid-in capital in excess of par........................................................................         82,243,986
                                                                                                                 ---------------
Net assets, August 31, 1999................................................................................        $83,074,733
                                                                                                                 ---------------
                                                                                                                 ---------------
Net asset value, offering price and redemption price per share ($83,074,733 / 83,074,733 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................               $1.00


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest earned..........................     $ 2,708,796
                                               ---------------
Expenses
   Management fee...........................         438,720
   Distribution fee.........................         109,680
   Custodian's fees and expenses............          60,000
   Reports to shareholders..................          33,000
   Registration fees........................          25,000
   Transfer agent's fees and expenses.......          24,000
   Legal fees and expenses..................           9,500
   Audit fees and expenses..................           8,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           3,753
                                               ---------------
      Total expenses........................         716,153
   Less: Custodian fee credit (Note 1)......         (22,259)
                                               ---------------
      Net expenses..........................         693,894
                                               ---------------
Net investment income.......................       2,014,902
Realized Gain on Investments
Net realized gain on investment
   transactions.............................           5,471
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 2,020,373
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  2,014,902    $  2,268,083
   Net realized gain on investment
      transactions................         5,471           1,460
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     2,020,373       2,269,543
                                    ------------    ------------
Dividends and distributions (Note
   1).............................    (2,020,373)     (2,269,543)
                                    ------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold........................   311,218,175     389,111,500
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     1,968,000       2,204,564
   Cost of shares reacquired......  (325,228,890)   (372,125,422)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (12,042,715)     19,190,642
                                    ------------    ------------
Total increase (decrease).........   (12,042,715)     19,190,642
Net Assets
Beginning of year.................    95,117,448      75,926,806
                                    ------------    ------------
End of year.......................  $ 83,074,733    $ 95,117,448
                                    ------------    ------------
                                    ------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-79

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Connecticut state, local and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $21,800 for the services of PMFS. As of August 31, 1999, approximately $1,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.


--------------------------------------------------------------------------------
                                      B-80

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                        Year Ended August 31,
                                                       -------------------------------------------------------
                                                        1999        1998        1997        1996        1995
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains............       .02         .03         .03(a)      .03(a)      .03(a)
Dividends and distributions to shareholders.........      (.02)       (.03)       (.03)       (.03)       (.03)
                                                       -------     -------     -------     -------     -------
Net asset value, end of year........................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................      2.34%       2.72%       3.10%       3.17%       3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $83,075     $95,117     $75,927     $77,683     $62,867
Average net assets (000)............................   $87,744     $84,800     $77,500     $74,576     $57,103
Ratios to average net assets:
   Expenses, including distribution fee.............       .82%        .86%        .46%(a)     .47%(a)     .58%(a)
   Expenses, excluding distribution fee.............       .69%        .74%        .34%(a)     .35%(a)     .46%(a)
   Net investment income............................      2.30%       2.68%       3.06%(a)    3.12%(a)    3.17%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-81

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-82

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                             CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1999, dividends paid from net investment income of $.02 per share were all federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                                      B-83

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                        FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co.
   Proj., A.M.T.                                            NR                 7.75%      11/01/16    $  3,000       $  3,094,260
Arbor Greene Cmty. Dev. Dist.,
   Florida Assmt. Rev.                                      NR                 5.75        5/01/06         610            598,880
   Florida Assmt. Rev.                                      NR                 6.30        5/01/19         350            338,299
Bayside Impvt. Cmty. Dev. Dist., Florida Cap. Impvt.
   Rev., Ser. A                                             NR                 6.30        5/01/18       1,000            962,260
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst.
   of Tech.                                                 BBB-(b)            6.875      11/01/22       1,500          1,562,805
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                               Aaa                6.50        7/01/12       3,500 (d)      3,774,890
Broward Cnty. Arpt. Sys. Rev., Passenger Fac., Conv.,
   A.M.T., A.M.B.A.C.                                       Aaa                5.25       10/01/15       1,000            965,210
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                            NR                 7.50        4/01/17       1,500 (d)      1,603,320
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                 Aaa                6.75        8/15/06       1,000          1,062,890
Broward Cnty. Hsg. Fin. Auth., Multi. Fam. Hsg. Rev.,
   Cross Keys Apts. Proj., Ser. A, A.M.T.                   NR                 5.75       10/01/28       1,300          1,272,960
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena
   Proj., Ser. A, M.B.I.A.                                  Aaa                5.625       9/01/28       2,185          2,183,449
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, A.M.T., G.N.M.A.                                 Aa1                7.45        9/01/23         375            388,733
Cocoa Wtr. & Swr. Rev. Ref., F.G.I.C.                       Aaa                5.25       10/01/17       1,230          1,196,359
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.                                 Aaa                6.00       10/01/24       1,500          1,580,325
   Ser. E, A.M.B.A.C.                                       Aaa                5.50       10/01/10       1,000          1,030,860
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. Miami,
   Ser. A, M.B.I.A.                                         Aaa                5.625       4/01/06       2,015          2,125,241
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of
   Miami Proj., Ser. A, E.T.M., M.B.I.A.                    Aaa                6.75        5/01/08         500            546,530
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Mtge., Golden Lakes Apts. Proj., Ser. A,
      A.M.T.                                                NR                 6.05       11/01/39       1,000          1,012,770
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A                Aaa                7.25        9/01/23         305            315,751
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.               Aaa                7.75        9/01/22         550            567,573
Dade Cnty. Prof. Sports Franchise Facs. Tax Rev.,
   E.T.M., M.B.I.A.                                         Aaa                5.25       10/01/30       4,200          4,023,138
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   A.M.T., G.N.M.A.                                         AAA(b)             8.375      12/01/14         215            227,513
Florida Hsg. Fin. Corp. Rev.,
   Cypress Trace Apts., Ser. G, A.M.T.                      NR                 6.60        7/01/38       1,220          1,181,704
   Westchase Apts., Ser. B, A.M.T.                          NR                 6.61        7/01/38       1,510          1,462,662


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-84

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                               Aaa                4.50%      10/01/27    $  2,000       $  1,639,240
Greater Orlando Aviation Rev. Auth. Facs., Orlando
   Arpt.,
   A.M.T., F.G.I.C.                                         Aaa                5.25       10/01/23       2,000          1,872,860
Hialeah Hsg. Auth. Rev., F.H.A., G.N.M.A.                   AAA(b)             5.80        6/20/33       2,000          1,990,980
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92                               Aa3                8.00        5/01/22       1,750          1,936,095
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2, Ser. 7                                          Aa2                Zero       10/01/10       3,000          1,678,260
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                       Baa1               7.00       12/01/22       1,825          1,933,879
   St. Lukes Hosp. Assoc. Proj.                             AA+(b)             7.125      11/15/20       1,000          1,066,150
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev.,
   Anheuser Busch Proj., A.M.T.                             A1                 5.875       2/01/36       1,000            990,300
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.                                  A3                 6.75        6/01/22       1,000          1,056,770
   United Wtr. Proj., A.M.T., A.M.B.A.C.                    Aaa                6.35        8/01/25       1,500          1,565,220
Lake Cnty. Res. Rec. Ind. Dev. Rev., NRG Recov. Grp.,
   Ser. A, A.M.T.                                           Baa2               5.95       10/01/13       1,035          1,024,257
Lakeland Elec. & Wtr. Rev.                                  A1                 5.625      10/01/36       5,000(d)       5,357,050
Lee Cnty. Ind. Dev. Auth. Hlth. Care Facs. Rev., Shell
   Point Proj., Ser. A                                      BBB-(b)            5.50       11/15/29       1,500          1,313,175
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A,
   A.M.T., G.N.M.A.                                         Aaa                7.30        4/01/21         285            294,855
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen.
   Proj.,
   Ser. A, A.M.T.                                           Baa3               7.875      12/15/25       1,200          1,223,364
Miami Parking Facs. Rev. Ref., M.B.I.A.                     Aaa                5.25       10/01/15         400            393,164
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/16       1,500          1,547,535
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/25         500            511,340
Miami-Dade Cnty. Prof. Sports Fac. Tax Cap. Apprec.
   Ref., M.B.I.A.                                           Aaa                Zero       10/01/16       2,650          1,014,526
Mirimar Wste. Wtr. Impvt. Assmt. Rev., F.G.I.C.             Aaa                6.75       10/01/16       1,590 (d)      1,768,907
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.     NR                 6.00        8/01/10       1,205          1,166,548
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                   Aaa               Zero        12/01/06         450            318,150
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A,
   A.M.T., G.N.M.A.                                         AAA(b)             7.375       9/01/24         420            439,081


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-85

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Orange Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            6.85%      10/01/16    $  1,200       $  1,224,864
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            7.10       10/01/24         855            872,639
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D              Aa2                6.75       10/01/17       2,200          2,514,424
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Abbey Delray South Proj.                                 BBB(b)             5.50       10/01/11         750            732,390
   Good Samaritan Hlth. Sys.                                Aaa                6.30       10/01/22       1,000 (d)      1,080,360
Palm Beach Cnty. Hsg. Fin. Multi. Fam. Auth. Rev.,
   Windsor Pk. Apts., Ser. A, A.M.T.                        NR                 5.80       12/01/28         680            672,377
Palm Beach Cnty. Sld. Wste. Auth. Rev. Ref., Cap.
   Apprec. Bds., Ser. A, A.M.B.A.C.                         Aaa               Zero        10/01/12       4,000          1,974,360
Palm Beach Cnty., Gen. Oblig.                               Aa2                5.50       12/01/14       2,000          2,043,400
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.                                                 Aaa                5.25        1/01/11       1,600          1,590,432
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev.,
   Tampa Elec. Co. Proj., A.M.T.                            Aa2                5.85       12/01/30       1,500          1,503,030
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/15       1,955            814,140
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/16       2,500            977,025
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/17       5,300          1,948,704
   Gen. Oblig.                                              Aaa                6.45        7/01/17       1,400 (d)      1,544,508
   Gen. Oblig.                                              Aaa                6.50        7/01/23         650 (d)        718,497
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                   Baa1               6.25        7/01/17       5,000 (d)      5,345,750
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd., Govt. Facs.,
   Ser. B                                                   Baa1               5.25        7/01/21       1,915          1,798,874
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A., R.I.B.S.     Aaa                7.27(c)     1/16/15       2,250 (d)      2,424,375
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj.,
   M.B.I.A.                                                 Aaa                7.00       12/01/15       1,000 (d)      1,077,870
Sunrise Pub. Facs. Rev. Cap. Apprec., Ser. B, M.B.I.A.      Aaa               Zero        10/01/20       1,120            335,507
Sunrise Util. Sys. Rev. Ref., A.M.B.A.C.                    Aaa                5.50       10/01/18       2,000          2,004,600
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                     Aaa                7.05       10/01/07       2,000          2,142,920
Tampa Sports Auth. Rev., Tampa Bay Arena Proj.,
   M.B.I.A.                                                 Aaa                5.75       10/01/20       1,000          1,027,130
Tampa Util. Tax, Cap. Apprec. Impvt., A.M.B.A.C.            Aaa               Zero        10/01/13       3,295          1,524,135
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.      AAA(b)             6.625      10/15/22       1,000          1,087,590
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                    NR                 8.25        6/01/20       2,000 (d)      2,103,180
Volusia Cnty. Edl. Fac. Auth. Rev., Edl. Facs., Embry
   Riddle Aero A                                            Baa2               5.75       10/15/29       1,000            947,990
                                                                                                                     ------------
Total long-term investments (cost $105,362,409)                                                                       107,211,159
                                                                                                                     ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-86

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                   FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.4%
Dade Cnty. Ind. Dev. Auth., Exempt Fac. Rev., Florida
   Pwr. & Lt., Ser. 93 (cost $400,000)                      VMIG1              2.95%       9/01/99    $    400       $    400,000
                                                                                                                     ------------
Total Investments--98.5%
(cost $105,762,409; Note 4)                                                                                           107,611,159
Other assets in excess of liabilities--1.5%                                                                             1,622,448
                                                                                                                     ------------
Net Assets--100%                                                                                                     $109,233,607
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $105,762,409).................................................................      $  107,611,159
Cash......................................................................................................              75,352
Interest receivable.......................................................................................           1,805,331
Receivable for investment sold............................................................................             110,210
Receivable for Series shares sold.........................................................................              13,653
Other assets..............................................................................................               2,907
                                                                                                                ---------------
   Total assets...........................................................................................         109,618,612
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             165,441
Dividends payable.........................................................................................              83,937
Accrued expenses..........................................................................................              51,525
Management fee payable....................................................................................              46,866
Distribution fee payable..................................................................................              31,537
Deferred trustees' fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................             385,005
                                                                                                                ---------------
Net Assets................................................................................................      $  109,233,607
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      107,340
   Paid-in capital in excess of par.......................................................................         107,378,527
                                                                                                                ---------------
                                                                                                                   107,485,867
   Accumulated net realized loss on investments...........................................................            (101,010 )
   Net unrealized appreciation on investments.............................................................           1,848,750
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  109,233,607
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($77,398,248 / 7,605,808 shares of beneficial interest issued and outstanding)......................              $10.18
   Maximum sales charge (3% of offering price)............................................................                 .31
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.49
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,625,615 / 2,419,746 shares of beneficial interest issued and outstanding)......................              $10.18
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($6,832,700 / 671,389 shares of beneficial interest issued and outstanding).........................              $10.18
   Sales charge (1% of offering price)....................................................................                 .10
                                                                                                                ---------------
   Offering price to public...............................................................................              $10.28
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($377,044 / 37,064 shares of beneficial interest issued and outstanding)............................              $10.17
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-88

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 6,586,317
                                               ---------------
Expenses
   Management fee...........................         586,541
   Distribution fee--Class A................         168,250
   Distribution fee--Class B................         123,327
   Distribution fee--Class C................          55,653
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          46,000
   Registration fees........................          37,000
   Transfer agent's fees and expenses.......          35,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           7,304
                                               ---------------
      Total expenses........................       1,165,575
   Less: Custodian fee credit...............          (3,342)
                                               ---------------
      Net expenses..........................       1,162,233
                                               ---------------
Net investment income.......................       5,424,084
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         476,090
   Financial futures transactions...........         (28,900)
                                               ---------------
                                                     447,190
Net change in unrealized depreciation on:
   Investments..............................      (6,574,512)
                                               ---------------
Net loss on investments.....................      (6,127,322)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (703,238)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                            Year Ended August 31,
Net Assets                              1999            1998
Operations
   Net investment income..........  $  5,424,084    $  5,703,424
   Net realized gain on investment
      transactions................       447,190       1,015,244
   Net change in unrealized
      appreciation (depreciation)
      of investments..............    (6,574,512)      2,637,763
                                    ------------    ------------
   Net increase (decrease)in net
      assets resulting from
      operations..................      (703,238)      9,356,431
                                    ------------    ------------
   Dividends and Distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................    (4,002,478)     (4,423,732)
      Class B.....................    (1,091,852)       (950,402)
      Class C.....................      (309,399)       (310,707)
      Class Z.....................       (20,355)        (18,583)
                                    ------------    ------------
                                      (5,424,084)     (5,703,424)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (8,316)        --
      Class B.....................        (2,283)        --
      Class C.....................          (710)        --
      Class Z.....................           (45)        --
                                    ------------    ------------
                                         (11,354)        --
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (8,316)        --
      Class B.....................        (2,283)        --
      Class C.....................          (710)        --
      Class Z.....................           (46)        --
                                    ------------    ------------
                                         (11,355)        --
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    13,296,170      12,853,726
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,387,979       2,414,093
   Cost of shares reacquired......   (19,003,105)    (19,046,916)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (3,318,956)     (3,779,097)
                                    ------------    ------------
Total decrease....................    (9,468,987)       (126,090)
Net Assets
Beginning of year.................   118,702,594     118,828,684
                                    ------------    ------------
End of year.......................  $109,233,607    $118,702,594
                                    ------------    ------------
                                    ------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-89

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase undistributed net investment income by $11,354. The current year effect of applying the Statement of position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.


--------------------------------------------------------------------------------
                                      B-90

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          FLORIDA SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $33,000 and $4,300 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $22,300 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $27,300 for the services of PMFS. As of August 31, 1999, approximately $2,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $14,772,969 and $18,477,481, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,848,750 (gross unrealized appreciation--$4,189,201 gross unrealized depreciation--$2,340,451).


--------------------------------------------------------------------------------

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements        FLORIDA SERIES
--------------------------------------------------------------------------------
For federal income tax purposes, the Series utilized its remaining capital loss carryforward of approximately $536,584.

The Series will elect, for United States federal income tax purposes, to treat short-term capital losses of $44,975 and long-term capital losses of $54,800 incurred in the ten months ended August 31, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares, which prior to August 1, 1994 were known as D shares, were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     459,241    $  4,897,168
Shares issued in reinvestment of
  dividends.........................     166,808       1,765,475
Shares reacquired...................  (1,315,210)    (13,931,649)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (689,161)     (7,269,006)
Shares issued upon conversion from
  Class B...........................      94,743       1,008,731
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (594,418)   $ (6,260,275)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     496,650    $  5,262,990
Shares issued in reinvestment of
  dividends.........................     175,293       1,856,501
Shares reacquired...................  (1,398,423)    (14,801,047)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (726,480)     (7,681,556)
Shares issued upon conversion from
  Class B...........................      34,627         367,509
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (691,853)   $ (7,314,047)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     665,024    $  7,087,108
Shares issued in reinvestment of
  dividends ........................      41,768         441,754
Shares reacquired...................    (311,472)     (3,295,872)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     395,320       4,232,990
Shares reacquired upon conversion
  into Class A......................     (94,763)     (1,008,731)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     300,557    $  3,224,259
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     603,377    $  6,389,159
Shares issued in reinvestment of
  dividends ........................      35,597         377,106
Shares reacquired...................    (292,610)     (3,103,941)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     346,364       3,662,324
Shares reacquired upon conversion
  into Class A......................     (34,615)       (367,509)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     311,749    $  3,294,815
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1999:
Shares sold.........................      57,676    $    610,380
Shares issued in reinvestment of
  dividends.........................      15,461         163,559
Shares reacquired...................    (102,072)     (1,072,067)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (28,935)   $   (298,128)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      49,878    $    532,045
Shares issued in reinvestment of
  dividends.........................      15,365         162,725
Shares reacquired...................     (69,449)       (731,828)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (4,206)   $    (37,058)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1999:
Shares sold.........................      66,050    $    701,514
Shares issued in reinvestment of
  dividends.........................       1,623          17,191
Shares reacquired...................     (66,254)       (703,517)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,419    $     15,188
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      63,422    $    669,532
Shares issued in reinvestment of
  dividends.........................       1,673          17,761
Shares reacquired...................     (38,487)       (410,100)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      26,608    $    277,193
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------
                                      B-92

                                  PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights              FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                            Class A
                                                  ---------------------------------------------------------
                                                                    Year Ended August 31,
                                                  ---------------------------------------------------------
                                                   1999        1998        1997         1996         1995
                                                  -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.74     $ 10.41     $ 10.11     $  10.06     $   9.91
                                                  -------     -------     -------     --------     --------
Income from investment operations
Net investment income.........................        .50         .52         .54(a)       .57(a)       .59(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       (.56)        .33         .31          .05          .15
                                                  -------     -------     -------     --------     --------
   Total from investment operations...........       (.06)        .85         .85          .62          .74
                                                  -------     -------     -------     --------     --------
Less distributions
Dividends from net investment income..........       (.50)       (.52)       (.54)        (.57)        (.59)
Distributions in excess of net investment
   income.....................................         --(c)       --        (.01)          --           --
Distributions from net realized gains.........         --(c)       --          --           --           --
                                                  -------     -------     -------     --------     --------
   Total distributions........................       (.50)       (.52)       (.55)        (.57)        (.59)
                                                  -------     -------     -------     --------     --------
Net asset value, end of year..................    $ 10.18     $ 10.74     $ 10.41     $  10.11     $  10.06
                                                  -------     -------     -------     --------     --------
                                                  -------     -------     -------     --------     --------
TOTAL RETURN(b):..............................       (.61)%      8.34%       8.65%        6.20%        7.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $77,398     $88,045     $92,579     $101,999     $120,963
Average net assets (000)......................    $84,810     $90,437     $97,700     $112,266     $124,259
Ratios to average net assets:
   Expenses, including distribution fees......        .89%        .80%        .57%(a)      .37%(a)      .24%(a)
   Expenses, excluding distribution fees......        .69%        .70%        .47%(a)      .27%(a)      .17%(a)
   Net investment income......................       4.72%       4.89%       5.32%(a)     5.56%(a)     6.04%(a)
For Class A, B and C shares:
   Portfolio turnover rate....................         13%         35%         22%          68%          65%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-93

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class B
                                                  ------------------------------------------------------
                                                                  Year Ended August 31,
                                                  ------------------------------------------------------
                                                   1999        1998        1997        1996        1995
                                                  -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.74     $ 10.41     $ 10.11     $ 10.06     $ 9.91
                                                  -------     -------     -------     -------     ------
Income from investment operations
Net investment income.........................        .47         .48         .50(a)      .53(a)     .55(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       (.56)        .33         .31         .05        .15
                                                  -------     -------     -------     -------     ------
   Total from investment operations...........       (.09)        .81         .81         .58        .70
                                                  -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income..........       (.47)       (.48)       (.50)       (.53)      (.55)
Distributions in excess of net investment
   income.....................................         --(c)       --        (.01)         --         --
Distributions from net realized gains.........         --(c)       --          --          --         --
                                                  -------     -------     -------     -------     ------
   Total distributions........................       (.47)       (.48)       (.51)       (.53)      (.55)
                                                  -------     -------     -------     -------     ------
Net asset value, end of year..................    $ 10.18     $ 10.74     $ 10.41     $ 10.11     $10.06
                                                  -------     -------     -------     -------     ------
                                                  -------     -------     -------     -------     ------
TOTAL RETURN(b):..............................       (.91)%      7.91%       8.22%       5.79%      7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $24,626     $22,755     $18,820     $14,699     $8,326
Average net assets (000)......................    $24,665     $21,154     $17,565     $12,570     $4,699
Ratios to average net assets:
   Expenses, including distribution fees......       1.19%       1.20%        .97%(a)     .77%(a)    .67%(a)
   Expenses, excluding distribution fees......        .69%        .70%        .47%(a)     .27%(a)    .17%(a)
   Net investment income......................       4.43%       4.49%       4.92%(a)    5.16%(a)   5.56%(a)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-94

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                          Class C                                Class Z
                                                    ---------------------------------------------------     -----------------
                                                                                                            Year Ended August
                                                                   Year Ended August 31,                           31,
                                                    ---------------------------------------------------     -----------------
                                                     1999       1998       1997       1996       1995        1999       1998
                                                    ------     ------     ------     ------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $10.74     $10.41     $10.11     $10.06     $  9.91     $10.73     $10.41
                                                    ------     ------     ------     ------     -------     ------     ------
Income from investment operations
Net investment income...........................       .44        .45        .48(a)     .50(a)      .53(a)     .52        .53
Net realized and unrealized gain (loss) on
   investment transactions......................      (.56)       .33        .31        .05         .15       (.56)       .32
                                                    ------     ------     ------     ------     -------     ------     ------
   Total from investment operations.............      (.12)       .78        .79        .55         .68       (.04)       .85
                                                    ------     ------     ------     ------     -------     ------     ------
Less distributions
Dividends from net investment income............      (.44)      (.45)      (.48)      (.50)       (.53)      (.52)      (.53)
Distributions in excess of net investment
   income.......................................        --(e)      --       (.01)        --          --         --(e)      --
Distributions from net realized gains...........        --(e)      --         --         --          --         --(e)      --
                                                    ------     ------     ------     ------     -------     ------     ------
   Total distributions..........................      (.44)      (.45)      (.49)      (.50)       (.53)      (.52)      (.53)
                                                    ------     ------     ------     ------     -------     ------     ------
Net asset value, end of period..................    $10.18     $10.74     $10.41     $10.11     $ 10.06     $10.17     $10.73
                                                    ------     ------     ------     ------     -------     ------     ------
                                                    ------     ------     ------     ------     -------     ------     ------
TOTAL RETURN(b):................................     (1.16)%     7.64%      7.95%      5.52%       7.12%      (.42)%     8.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $6,833     $7,520     $7,336     $7,792     $ 9,028     $  377     $  383
Average net assets (000)........................    $7,420     $7,325     $7,575     $8,293     $10,265     $  413     $  373
Ratios to average net assets:
   Expenses, including distribution fees........      1.44%      1.45%      1.22%(a)   1.02%(a)     .92%(a)    .69%       .70%
   Expenses, excluding distribution fees........       .69%       .70%       .47%(a)    .27%(a)     .17%(a)    .69%       .70%
   Net investment income........................      4.17%      4.24%      4.67%(a)   4.91%(a)    5.35%(a)   4.93%      4.99%
                                                  December 6,
                                                    1996(d)
                                                    through
                                                   August 31,
                                                      1997
                                                  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $10.36
                                                      -----
Income from investment operations
Net investment income...........................        .41(a)
Net realized and unrealized gain (loss) on
   investment transactions......................        .06
                                                      -----
   Total from investment operations.............        .47
                                                      -----
Less distributions
Dividends from net investment income............       (.41)
Distributions in excess of net investment
   income.......................................       (.01)
Distributions from net realized gains...........         --
                                                      -----
   Total distributions..........................       (.42)
                                                      -----
Net asset value, end of period..................     $10.41
                                                      -----
                                                      -----
TOTAL RETURN(b):................................       4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $   94
Average net assets (000)........................     $   36
Ratios to average net assets:
   Expenses, including distribution fees........        .47%(a)(c)
   Expenses, excluding distribution fees........        .47%(a)(c)
   Net investment income........................       5.48%(a)(c)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-95

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           FLORIDA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                               FLORIDA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.50 per Class A share, $.47 per Class B share, $.44 per Class C share and $.52 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a special taxable income distribution of $.001 per share which is taxable as ordinary income and a long-term capital gain distribution of $.001, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------
                                      B-97

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount          Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.2%
------------------------------------------------------------------------------------------------------------------------------
Barnstable Massachusetts, Gen. Oblig.                            Aa3            5.00%       3/15/13    $  1,000       $   975,020
Boston Massachusetts Ind. Dev. Fin. Auth., Swr. Fac. Rev.,
   Harbor Elec. Energy Co. Proj., A.M.T.                         Baa1           7.375       5/15/15       1,500         1,575,750
Brockton Massachusetts, Gen. Oblig.                              A2             6.125       6/15/18       1,030         1,081,201
Holyoke Massachusetts, Gen. Oblig., School Proj., M.B.I.A.       Aaa            8.10        6/15/05         700 (e)       788,739
Lowell Massachusetts, Gen. Oblig.                                Aaa            7.625       2/15/10         750 (e)       808,455
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.        Aaa            7.25       12/01/10         850 (e)       900,822
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A, M.B.I.A.       Aaa            5.50        3/01/15       1,000         1,011,460
Mass. St. College Bldg. Auth. Proj. Rev., Ser. A, M.B.I.A.       Aaa            Zero        5/01/22       2,250           606,533
Mass. St. Dev. Fin. Agy. Rev., Concord-Assabet Family Svcs.      Ba2            6.00       11/01/28         750           701,160
Mass. St. Gen. Oblig.,
   Ser. A                                                        Aa3            6.00       11/01/10       1,000         1,077,590
   Ser. A, A.M.B.A.C.                                            Aaa            5.00        7/01/12       1,000           980,450
   Ser. C, F.G.I.C.                                              Aaa            6.00        8/01/09       1,500         1,619,745
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.                              Aaa            8.826(d)    7/01/25       1,500         1,520,625
   Dana Farber Cancer Proj., Ser. G-1                            A1             6.25       12/01/22         625           637,831
   Faulkner Hospital, Ser. C                                     Baa1           6.00        7/01/23       1,500(e)      1,598,670
   Holyoke Hospital, Ser. B                                      Baa3           6.50        7/01/15         750           760,635
   Jordan Hospital, Ser. C                                       BBB+(c)        6.875      10/01/22       1,350(e)      1,469,111
   Med. Academic & Scientific Co., Ser. A                        BBB(c)         6.625       1/01/15       1,000         1,045,580
   Newton-Wellesley Hospital, Ser. E, M.B.I.A.                   Aaa            5.875       7/01/15       1,000         1,019,060
   Valley Regional Hlth. Sys., Ser. C                            AAA(c)         7.00        7/01/10         825           951,926
   Winchester Hospital, Ser. D                                   AAA(c)         5.75        7/01/24       1,000           976,660
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge., Ser.
   59, A.M.B.A.C., A.M.T.                                        Aaa            5.40        6/01/20         965           905,402
Mass. St. Ind. Fin. Agcy. Rev.,
   Chestnut Knoll Proj., Ser. A                                  NR             5.625       2/15/25         750           682,657
   Bradford College                                              BBB-(c)        5.625      11/01/28       1,000           916,520
   Brooks School                                                 A3             5.95        7/01/23         640(e)        684,960
   Cambridge Friends School                                      BBB(c)         5.80        9/01/28         700           651,007
   Cape Cod Hlth. Sys.                                           Aaa            8.50       11/15/20       2,000(e)      2,146,420
   Phillips Academy                                              Aa1            5.375       9/01/23       1,000           944,070
Mass. St. Port Auth. Rev., Ser. B, A.M.T.                        Aa3            5.00        7/01/18       1,000           911,120
Mass. St. Tpk. Auth., Met. Hwy. Sys. Rev., Ser. C, M.B.I.A.      Aaa            Zero        1/01/17       4,000         1,507,480
Mass. St. Water Poll. Abatement Trust Rev.,
   Ser. 3                                                        Aaa            5.625       2/01/16       1,000         1,007,580
   Ser. A                                                        Aa3            6.375       2/01/15       1,000         1,071,150
Mass. St. Water Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                              Aaa            6.25       12/01/11       1,000         1,100,840
   Ser. D, M.B.I.A.                                              Aaa            6.00        8/01/13         500           534,120


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-98

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount          Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Plymouth County Mass. Corr. Facs.,
   Cert. of Part.                                                Aaa            5.125%     10/01/13     $ 1,000       $   978,860
   Cert. of Part., Ser. A                                        AA-(c)         7.00        4/01/22         500(e)        547,875
Puerto Rico Commonwealth, Gen. Oblig., A.M.B.A.C.                Aaa            7.00        7/01/10       1,000         1,165,640
Puerto Rico Electric Pwr. Auth. Rev., Ser. T                     Baa1           6.375       7/01/24       1,000(e)      1,102,200
Rail Connections Inc. Mass. Rev., Ser. B                         Baa3           Zero        7/01/21       2,500           591,750
                                                                                                                      -----------
Total long-term investments (cost $37,785,652)                                                                         39,556,674
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.7%
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cap. Asset Prog., Ser. 85B, F.R.D.D., M.B.I.A.                VMIG1          2.90        9/01/99         100           100,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D., M.B.I.A.                VMIG1          2.90        9/01/99         600           600,000
                                                                                                                      -----------
Total short-term investments (cost $700,000)                                                                              700,000
                                                                                                                      -----------
Total Investments--98.9%
   (cost $38,485,652; Note 4)                                                                                          40,256,674
Other assets in excess of liabilities--1.1%                                                                               459,752
                                                                                                                      -----------
Net Assets--100%                                                                                                      $40,716,426
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $38,485,652)..................................................................      $  40,256,674
Cash......................................................................................................              5,012
Interest receivable.......................................................................................            526,571
Receivable for Series shares sold.........................................................................             50,000
Receivable for investments sold...........................................................................             15,203
Other expenses............................................................................................              1,095
                                                                                                                ---------------
   Total assets...........................................................................................         40,854,555
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             67,535
Dividends payable.........................................................................................             28,787
Management fee payable....................................................................................             17,352
Distribution fee payable..................................................................................             11,481
Payable for Series shares reacquired......................................................................              7,275
Deferred trustees' fees...................................................................................              5,699
                                                                                                                ---------------
   Total liabilities......................................................................................            138,129
                                                                                                                ---------------
Net Assets................................................................................................      $  40,716,426
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      36,723
   Paid-in capital in excess of par.......................................................................         39,107,115
                                                                                                                ---------------
                                                                                                                   39,143,838
   Accumulated net realized loss on investments...........................................................           (198,434  )
   Net unrealized appreciation on investments.............................................................          1,771,022
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  40,716,426
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($27,526,570 / 2,482,154 shares of beneficial interest issued and outstanding)......................             $11.09
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.43
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($12,931,393 / 1,166,783 shares of beneficial interest issued and outstanding)......................             $11.08
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($187,381 / 16,907 shares of beneficial interest issued and outstanding)............................             $11.08
   Maximum sales charge (1% of offering price)............................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.19
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($71,082 / 6,415 shares of beneficial interest issued and outstanding)..............................             $11.08
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-100

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 2,624,994
                                               ---------------
Expenses
   Management fee...........................         228,953
   Distribution fee--Class A................          61,672
   Distribution fee--Class B................          74,185
   Distribution fee--Class C................           1,472
   Custodian's fees and expenses............          72,000
   Report to shareholders...................          36,000
   Registration fees........................          33,000
   Transfer agent's fees and expenses.......          20,000
   Audit fees and expenses..................          10,000
   Legal fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           3,802
                                               ---------------
      Total expenses........................         555,584
   Less: Custodian fee credit...............            (234)
                                               ---------------
      Net expenses..........................         555,350
                                               ---------------
Net investment income.......................       2,069,644
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................          39,065
   Financial futures transactions...........         (51,670)
                                               ---------------
                                                     (12,605)
Net change in unrealized appreciation of
   investments..............................      (2,713,045)
                                               ---------------
Net loss on investments.....................      (2,725,650)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (656,006)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                             Year Ended August 31,
Net Assets                               1999           1998
Operations
   Net investment income...........  $  2,069,644    $ 2,130,496
   Net realized gain (loss) on
      investment transactions......       (12,605)       447,865
   Net change in unrealized
      appreciation (depreciation)
      of investments...............    (2,713,045)       980,734
                                     ------------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations...................      (656,006)     3,559,095
                                     ------------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................    (1,418,190)    (1,376,660)
      Class B......................      (640,864)      (749,368)
      Class C......................        (8,016)        (4,123)
      Class Z......................        (2,574)          (345)
                                     ------------    -----------
                                       (2,069,644)    (2,130,496)
                                     ------------    -----------
Distributions in excess of net
   investment income
      Class A......................        (9,090)       (14,903)
      Class B......................        (4,519)        (9,075)
      Class C......................           (55)           (39)
      Class Z......................           (20)            (3)
                                     ------------    -----------
                                          (13,684)       (24,020)
                                     ------------    -----------
   Distributions from net realized gains
      Class A......................      (284,387)      (354,484)
      Class B......................      (141,295)      (215,867)
      Class C......................        (1,712)          (936)
      Class Z......................          (626)           (72)
                                     ------------    -----------
                                         (428,020)      (571,359)
                                     ------------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...     7,872,665      2,768,598
   Net asset value of shares issued
      in reinvestment of
      dividends....................     1,388,189      1,617,702
   Cost of shares reacquired.......   (10,782,045)    (7,029,860)
                                     ------------    -----------
   Net decrease in net assets from
      Series share transactions....    (1,521,191)    (2,643,560)
                                     ------------    -----------
Total decrease.....................    (4,688,545)    (1,810,340)
Net Assets
Beginning of year..................    45,404,971     47,215,311
                                     ------------    -----------
End of year........................  $ 40,716,426    $45,404,971
                                     ------------    -----------
                                     ------------    -----------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-101

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase undistributed net investment income by $13,684. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


--------------------------------------------------------------------------------
                                      B-102

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $14,900 and $300 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended August 31, 1999, they received approximately $9,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended August 31, 1999, the Series incurred fees of approximately $15,000 for the services of PMFS. As of August 31, 1999, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999, were $10,587,908 and $13,175,773, respectively.

The United States federal income tax basis of the Fund's investments as of August 31, 1999 was $38,594,481 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,662,193 (gross unrealized appreciation--$2,264,435, gross unrealized depreciation--$602,242).

The Fund will elect, for United States Federal income tax purposes, to treat capital losses of approximately $54,800 incurred in the ten month period ended August 31, 1999 as having been incurred in the following fiscal year.


--------------------------------------------------------------------------------
                                      B-103

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
For federal income tax purposes, the Portfolio had a capital loss carryforward as of August 31, 1999 of approximately $8,200 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1999:
Shares sold..........................     478,960    $ 5,646,776
Shares issued in reinvestment of
  dividends and distributions........      84,266        981,877
Shares reacquired....................    (589,103)    (6,781,033)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................     (25,877)      (152,380)
Shares issued upon conversion from
  Class B............................      69,112        806,972
                                       ----------    -----------
Net increase in shares outstanding...      43,235    $   654,592
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................     142,966    $ 1,687,456
Shares issued in reinvestment of
  dividends and distributions........      93,703      1,103,427
Shares reacquired....................    (361,990)    (4,261,684)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (125,321)    (1,470,801)
Shares issued upon conversion from
  Class B............................      92,146      1,085,201
                                       ----------    -----------
Net decrease in shares outstanding...     (33,175)   $  (385,600)
                                       ----------    -----------
                                       ----------    -----------
Class B                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1999:
Shares sold..........................     170,635    $ 1,982,178
Shares issued in reinvestment of
  dividends and distributions........      34,077        397,292
Shares reacquired....................    (335,629)    (3,901,106)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (130,917)    (1,521,636)
Shares reacquired upon conversion
  into Class A.......................     (69,125)      (806,972)
                                       ----------    -----------
Net decrease in shares outstanding...    (200,042)   $(2,328,608)
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................      78,841    $   927,666
Shares issued in reinvestment of
  dividends and distributions........      43,421        510,985
Shares reacquired....................    (225,580)    (2,656,058)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (103,318)    (1,217,407)
Shares reacquired upon conversion
  into Class A.......................     (92,162)    (1,085,201)
                                       ----------    -----------
Net decrease in shares outstanding...    (195,480)   $(2,302,608)
                                       ----------    -----------
                                       ----------    -----------
Class C
-------------------------------------
Year ended August 31, 1999:
Shares sold..........................      13,079    $   154,281
Shares issued in reinvestment of
  dividends and distributions........         504          5,854
Shares reacquired....................      (6,438)       (74,609)
                                       ----------    -----------
Net increase in shares outstanding...       7,145    $    85,526
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................       9,344    $   109,986
Shares issued in reinvestment of
  dividends and distributions........         250          2,944
Shares reacquired....................      (6,524)       (76,579)
                                       ----------    -----------
Net increase in shares outstanding...       3,070    $    36,351
                                       ----------    -----------
                                       ----------    -----------
Class Z
-------------------------------------
Year ended August 31, 1999:
Shares sold..........................       7,626    $    89,430
Shares issued in reinvestment of
  dividends and distributions........         273          3,166
Shares reacquired....................      (2,210)       (25,297)
                                       ----------    -----------
Net increase in shares outstanding...       5,689    $    67,299
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................       3,668    $    43,490
Shares issued in reinvestment of
  dividends and distributions........          29            346
Shares reacquired....................      (2,989)       (35,539)
                                       ----------    -----------
Net increase in shares outstanding...         708    $     8,297
                                       ----------    -----------
                                       ----------    -----------


--------------------------------------------------------------------------------
                                      B-104

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                            Class A
                                                                    -------------------------------------------------------
                                                                                     Year Ended August 31,
                                                                    -------------------------------------------------------
                                                                     1999        1998        1997        1996        1995
                                                                    -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $ 11.90     $ 11.69     $ 11.54     $ 11.63     $ 11.37
                                                                    -------     -------     -------     -------     -------
Income from investment operations
Net investment income...........................................        .53         .55         .58(a)      .59(a)      .65(a)
Net realized and unrealized gain (loss) on
   investment transactions......................................       (.70)        .37         .33        (.02)        .26
                                                                    -------     -------     -------     -------     -------
   Total from investment operations.............................       (.17)        .92         .91         .57         .91
                                                                    -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income............................       (.53)       (.55)       (.58)       (.59)       (.65)
Distributions in excess of net investment income................         --(c)     (.01)         --(c)       --(c)       --(c)
Distributions from net realized gains...........................       (.11)       (.15)       (.18)       (.07)         --(c)
                                                                    -------     -------     -------     -------     -------
   Total distributions..........................................       (.64)       (.71)       (.76)       (.66)       (.65)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of year....................................    $ 11.09     $ 11.90     $ 11.69     $ 11.54     $ 11.63
                                                                    -------     -------     -------     -------     -------
                                                                    -------     -------     -------     -------     -------
TOTAL RETURN(b):................................................      (1.44)%      8.10%       8.10%       4.93%       8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $27,527     $29,024     $28,890     $28,058     $27,525
Average net assets (000)........................................    $30,705     $29,031     $29,096     $28,091     $15,837
Ratios to average net assets:
   Expenses, including distribution fees........................       1.11%       1.04%       1.00%(a)    1.06%(a)     .97%(a)
   Expenses, excluding distribution fees........................        .91%        .94%        .90%(a)     .96%(a)     .87%(a)
   Net investment income........................................       4.62%       4.75%       5.00%(a)    5.06%(a)    5.59%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate......................................         24%         33%         22%         18%         36%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-105

                                    PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                            Class B
                                                                    -------------------------------------------------------
                                                                                     Year Ended August 31,
                                                                    -------------------------------------------------------
                                                                     1999        1998        1997        1996        1995
                                                                    -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $ 11.89     $ 11.68     $ 11.53     $ 11.62     $ 11.36
                                                                    -------     -------     -------     -------     -------
Income from investment operations
Net investment income...........................................        .50         .51         .53(a)      .54(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................       (.70)        .37         .33        (.02)        .26
                                                                    -------     -------     -------     -------     -------
   Total from investment operations.............................       (.20)        .88         .86         .52         .86
                                                                    -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income............................       (.50)       (.51)       (.53)       (.54)       (.60)
Distributions in excess of net investment income................         --(c)     (.01)         --(c)       --(c)       --(c)
Distributions from net realized gains...........................       (.11)       (.15)       (.18)       (.07)         --(c)
                                                                    -------     -------     -------     -------     -------
   Total distributions..........................................       (.61)       (.67)       (.71)       (.61)       (.60)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of year....................................    $ 11.08     $ 11.89     $ 11.68     $ 11.53     $ 11.62
                                                                    -------     -------     -------     -------     -------
                                                                    -------     -------     -------     -------     -------
TOTAL RETURN(b):................................................      (1.76)%      7.67%       7.67%       4.51%       7.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $12,931     $16,256     $18,247     $22,758     $28,367
Average net assets (000)........................................    $14,837     $17,253     $20,301     $25,751     $39,455
Ratios to average net assets:
   Expenses, including distribution fees........................       1.41%       1.44%       1.40%(a)    1.46%(a)    1.34%(a)
   Expenses, excluding distribution fees........................        .91%        .94%        .90%(a)     .96%(a)     .84%(a)
   Net investment income........................................       4.32%       4.35%       4.60%(a)    4.66%(a)    5.37%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-106

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                         Class C
                                                                    --------------------------------------------------
                                                                                  Year Ended August 31,
                                                                    --------------------------------------------------
                                                                     1999       1998       1997       1996       1995
                                                                    ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $11.89     $11.68     $11.53     $11.62     $11.36
                                                                    ------     ------     ------     ------     ------
Income from investment operations
Net investment income...........................................       .47        .48        .50(a)     .51(a)     .57(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................      (.70)       .37        .33       (.02)       .26
                                                                    ------     ------     ------     ------     ------
   Total from investment operations.............................      (.23)       .85        .83        .49        .83
                                                                    ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income............................      (.47)      (.48)      (.50)      (.51)      (.57)
Distributions in excess of net investment income................        --(c)    (.01)        --(c)      --(c)      --(c)
Distributions from net realized gains...........................      (.11)      (.15)      (.18)      (.07)        --(c)
                                                                    ------     ------     ------     ------     ------
   Total distributions..........................................      (.58)      (.64)      (.68)      (.58)      (.57)
                                                                    ------     ------     ------     ------     ------
Net asset value, end of year....................................    $11.08     $11.89     $11.68     $11.53     $11.62
                                                                    ------     ------     ------     ------     ------
                                                                    ------     ------     ------     ------     ------
TOTAL RETURN(b):................................................     (2.00)%     7.41%      7.41%      4.26%      7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $  187     $  116     $   78     $   45     $   14
Average net assets (000)........................................    $  196     $  101     $   48     $   41     $   14
Ratios to average net assets:
   Expenses, including distribution fees........................      1.66%      1.69%      1.65%(a)   1.72%(a)   1.60%(a)
   Expenses, excluding distribution fees........................       .91%       .94%       .90%(a)    .97%(a)    .85%(a)
   Net investment income........................................      4.08%      4.08%      4.36%(a)   4.39%(a)   5.07%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-107

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                     Class Z
                                                                    ------------------------------------------
                                                                                                  December 6,
                                                                       Year           Year          1996(d)
                                                                      Ended          Ended          Through
                                                                    August 31,     August 31,      August 31,
                                                                       1999           1998            1997
                                                                    ----------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $11.89         $11.68          $11.80
                                                                       -----          -----           -----
Income from investment operations
Net investment income...........................................         .56            .58             .47(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................        (.70)           .37             .06
                                                                       -----          -----           -----
   Total from investment operations.............................        (.14)           .95             .53
                                                                       -----          -----           -----
Less distributions
Dividends from net investment income............................        (.56)          (.58)           (.47)
Distributions in excess of net investment income................          --(f)        (.01)             --(f)
Distributions from net realized gains...........................        (.11)          (.15)           (.18)
                                                                       -----          -----           -----
   Total distributions..........................................        (.67)          (.74)           (.65)
                                                                       -----          -----           -----
Net asset value, end of period..................................      $11.08         $11.89          $11.68
                                                                       -----          -----           -----
TOTAL RETURN(b):................................................       (1.26)%         8.31%           4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................      $   71         $    9          $  204(e)
Average net assets (000)........................................      $   53         $    7          $  200(e)
Ratios to average net assets:
   Expenses, including distribution fees........................         .91%           .94%            .90%(a)(c)
   Expenses, excluding distribution fees........................         .91%           .94%            .90%(a)(c)
   Net investment income........................................        4.86%          4.91%           5.55%(a)(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Amounts are actual and not rounded to the nearest thousand.
(f) Less than .005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-108

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants       MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                              MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.47 per Class C share and $.56 per Class Z share were all federally tax-exempt interest dividends. The Series also paid to Class A, B, C and Z shares a special taxable income dividend of $.0035 which is taxable as ordinary income. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.1095 per share, comprised of short-term capital gains, of which $.0275 was taxable as oridnary income and long-term capital gains, of which $.082 was taxable at 20% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1999.

--------------------------------------------------------------------------------
                                      B-110

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
First Chicago Bank Certificates, Ser. 98B, F.R.W.D.S.,
   F.G.I.C.                                                      VMIG1             3.45%       9/01/99   $  3,000     $ 3,000,000
Mass. Bay Trans. Auth.,
   Gen. Trans. Sys. Bonds, Ser. A                                Aaa               7.00        3/01/00      1,800 (d)   1,833,636
   Gen. Trans. Sys. Bonds, Ser. 84A, S.E.M.O.T.                  VMIG1             3.50        9/01/99      1,500       1,500,000
Mass. St. Dev. Fin. Agcy. Rev.,
   Lassell Village Proj., Ser. 98C, F.R.W.D.                     VMIG1             3.10        9/01/99        500         500,000
   Notre Dame Hlth. Care Center, Ser. 99, F.R.W.D.               VMIG1             3.20        9/02/99      3,500       3,500,000
   Waste Mgmt., Inc., Ser. 99, F.R.W.D., A.M.T.                  VMIG1             3.40        9/01/99      2,500       2,500,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.                              VMIG1             3.45       11/04/99      2,000       2,000,000
   Cap. Asset Prog., Ser. P-2, F.R.W.D., F.S.A.                  VMIG1             3.15        9/01/99      2,100       2,100,000
   CIL Realty, Ser. 99, F.R.W.D.                                 VMIG1             3.15        9/01/99      1,750       1,750,000
   Hallmark Hlth. Sys., Ser. B, F.R.W.D., F.S.A.                 VMIG1             3.15        9/02/99      1,455       1,455,000
   Harvard Univ., Ser. 85I, F.R.W.D.                             VMIG1             2.95        9/02/99      1,455       1,455,000
   Williams College, Ser. SG65, F.R.D.D.S.                       A-1+(c)           3.10        9/01/99      2,100       2,100,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Multi-Family Rev., Harbor Port, Ser. 95A, F.R.W.D.            A-1+(c)           3.15        9/01/99      3,000       3,000,000
   Rental Housing, Ser. 94A, F.R.W.D.S., A.M.B.A.C., A.M.T.      A-1+(c)           3.29        9/02/99      2,000       2,000,000
   Single Family Housing Notes, Ser. A, A.M.T.                   MIG1              3.60        6/01/00      1,500       1,502,510
   Single Family Mult. Res., Ser. CR3CI, A.N.N.O.T.,
      A.M.B.A.C., A.M.T.                                         Aaa               3.55        9/01/99        510         510,000
   Single Family Notes, Ser. B-1, S.E.M.O.T., A.M.T.             MIG1              3.05       11/15/99      1,255       1,255,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Constitution Corp., Ser. 98, F.R.W.D., A.M.T.                 A-1(c)            3.40        9/02/99      1,500       1,500,000
   Goddard House, Ser. 95, F.R.W.D.                              A-1(c)            3.15        9/02/99      1,975       1,975,000
   Governor Dummer Academy, Ser. 96, F.R.W.D.                    A-1+(c)           3.15        9/02/99      1,500       1,500,000
   Hazen Paper Co., Ser. 95, F.R.W.D., A.M.T.                    A-1(c)            3.40        9/02/99      1,400       1,400,000
   Heritage at Hingham, Ser. 97, F.R.W.D.                        VMIG1             3.25        9/02/99      1,500       1,500,000
   New England College, Ser. 97, F.R.W.D.                        A-1+(c)           3.15        9/02/99      1,000       1,000,000
   Ocean Spray Cranberry, Ser. 84, A.N.N.O.T.                    A-1+(c)           3.35       10/15/99      2,470       2,470,000
   Riverdale Mills Corp., Ser. 95, F.R.W.D., A.M.T.              A-1(c)            3.40        9/02/99      1,000       1,000,000
   United Med. Corp., Ser. 92, F.R.W.D., A.M.T.                  P-1               3.20        9/01/99        500         500,000
   Whitehead Institute Biomed Research, F.R.W.D.                 VMIG1             3.15        9/01/99      2,000       2,000,000
Mass. St. Wtr. Res. Auth., General Rev.,
   Ser. 90A                                                      Aaa               7.50        4/01/00        815 (d)     850,853
   Ser. 96A                                                      Aaa               7.00       11/01/99        880 (d)     885,714
   Ser. 98A                                                      Aaa               7.375       4/01/00        425 (d)     443,472
Melrose, Gen. Oblig., M.B.I.A.                                   Aaa               5.00        8/15/00        720         729,350


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-111

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                        MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mohawk Trail Reg. School Dist.,
   Gen. Oblig., F.S.A.                                           Aaa               4.00%       9/15/99   $    370     $   370,089
   Gen. Oblig., A.M.B.A.C.                                       Aaa               5.00        4/15/00        365         369,032
New Bedford, Gen. Oblig., Ser. 98, F.S.A.                        Aaa               4.25       10/01/99        879         879,668
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P.       A-1+(c)           3.10        9/07/99        500         500,000
Rutland, Gen. Oblig., A.M.B.A.C.                                 Aaa               4.25        2/01/00        535         537,849
Somerville, Gen. Oblig., Ser. 98, F.G.I.C.                       Aaa               6.00        4/01/00      1,095       1,112,994
Southbridge, B.A.N.                                              MIG1              4.00       12/15/99      2,500       2,503,800
                                                                                                                      -----------
Total Investments--100.9%
   (amortized cost $55,988,967(e))                                                                                     55,988,967
Liabilities in excess of other assets--(0.9)%                                                                            (485,436)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $55,503,531
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    S.E.M.O.T.--Semi Annual Optional Tender.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-112

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market value............................................      $  55,988,967
Interest receivable.......................................................................................            408,697
Receivable for Series shares sold.........................................................................            237,879
Other assets..............................................................................................              1,323
                                                                                                                ---------------
   Total assets...........................................................................................         56,636,866
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................              4,371
Payable for Series shares reacquired......................................................................          1,043,337
Accrued expenses..........................................................................................             27,383
Management fee payable....................................................................................             25,158
Dividends payable.........................................................................................             23,557
Deferred trustees' fees...................................................................................              5,699
Distribution fee payable..................................................................................              3,830
                                                                                                                ---------------
   Total liabilities......................................................................................          1,133,335
                                                                                                                ---------------
Net Assets................................................................................................      $  55,503,531
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $     555,035
   Paid-in capital in excess of par.......................................................................         54,948,496
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  55,503,531
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($55,503,531 / 55,503,531 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................              $1.00


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-113

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $ 1,877,779
                                                 ---------------
Expenses
   Management fee.............................         293,272
   Distribution fee...........................          73,318
   Custodian's fees and expenses..............          66,500
   Reports to shareholders....................          30,000
   Registration fees..........................          16,500
   Transfer agent's fees and expenses.........          16,000
   Audit fees and expenses....................           8,000
   Legal fees and expenses....................           7,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           1,819
                                                 ---------------
      Total expenses..........................         516,909
   Less: Custodian fee credit (Note 1)........          (3,768)
                                                 ---------------
      Net expenses............................         513,141
                                                 ---------------
Net investment income.........................       1,364,638
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 1,364,638
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1999              1998
Operations
   Net investment income........   $    1,364,638     $   1,520,000
                                  ----------------    -------------
Dividends (Note 1)..............       (1,364,638)       (1,520,000)
                                  ----------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................      174,293,713       193,957,544
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................        1,330,047         1,483,199
   Cost of shares reacquired....     (182,580,621)     (186,420,872)
                                  ----------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions........       (6,956,861)        9,019,871
                                  ----------------    -------------
Total increase (decrease).......       (6,956,861)        9,019,871
Net Assets
Beginning of year...............       62,460,392        53,440,521
                                  ----------------    -------------
End of year.....................   $   55,503,531     $  62,460,392
                                  ----------------    -------------
                                  ----------------    -------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-114

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plans of distribution regardless of expenses actually incurred by PIMS. The Series reimbursed PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

PIMS, PIFM and PIC are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $14,600 for the services of PMFS. As of August 31, 1999, approximately $1,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.


--------------------------------------------------------------------------------
                                      B-115

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains...........................        .02         .03         .03(a)      .03(a)      .03(a)
Dividends and distributions to shareholders........................       (.02)       (.03)       (.03)       (.03)       (.03)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       2.35%       2.77%       3.08%       3.12%       3.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $55,504     $62,460     $53,441     $50,511     $56,822
Average net assets (000)...........................................    $58,654     $55,540     $53,078     $54,689     $42,919
Ratios to average net assets:
   Expenses, including distribution fees...........................        .88%        .84%        .54%(a)     .55%(a)     .63%(a)
   Expenses, excluding distribution fees...........................        .76%        .71%        .42%(a)     .43%(a)     .50%(a)
   Net investment income...........................................       2.33%       2.73%       3.04%(a)    3.08%(a)    3.14%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-116

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-117

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.02 per share were all federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                                      B-118

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                   NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Bayshore Regl. Sewage Auth. Rev., M.B.I.A.                 Aaa               5.50%    4/01/12       $  3,000         $  3,063,600
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev.,
   Ser, B, F.G.I.C.                                        Aaa               5.75     12/15/05         1,000            1,065,480
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   Atlantic Cnty. Elec. Co., M.B.I.A.                      Aaa               6.80     3/01/21          2,615            3,033,322
East Orange Bd. of Ed. Cert.,
   Cap. Apprec., F.S.A.                                    Aaa              Zero      8/01/18          1,420              489,502
   Cap. Apprec., F.S.A.                                    Aaa              Zero      2/01/22          2,845              795,405
   Cap. Apprec., F.S.A.                                    Aaa             Zero       2/01/24          1,845              459,073
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                    Aaa               6.00     1/01/08          5,390            5,818,020
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.           Aaa               7.00     7/01/10          2,000            2,048,880
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           NR                7.10     1/01/20          2,005 (f)        2,182,503
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           A+(c)             6.10     7/01/20          1,500 (f)        1,631,400
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           BBB-(c)           6.125    1/01/29          1,000              970,510
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.,
   A.M.T.                                                  BBB-(c)           6.125    1/01/29          1,250            1,213,137
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/04          1,020            1,113,147
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/05            940            1,035,748
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/10          1,600            1,804,480
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/11          1,600            1,807,888
Jersey City Mun. Utils. Auth. Sewer Rev. Ref., F.S.A.      Aaa               5.25     12/01/14         1,725            1,710,562
Jersey City,
   Gen. Oblig., A.M.B.A.C.                                 Aaa               6.00     10/01/09         2,000 (g)        2,158,440
   Gen. Oblig., A.M.B.A.C.                                 Aaa               6.00     10/01/10         2,760            2,968,187
   Gen. Oblig., Ser. A, F.S.A.                             Aaa               9.25     5/15/04          4,310            5,153,855
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.        Aaa               7.625    1/01/12            400 (g)          485,576
Middle Twnshp. Sch. Dist., F.G.I.C.                        Aaa               7.00     7/15/05          1,200            1,347,300
Middlesex Cnty. Certif. Part. Cap. Apprec., M.B.I.A.       Aaa             Zero       6/15/25          1,250              284,913
Middlesex Cnty. Impvt. Auth., Utils. Sys. Rev.,
   A.M.B.A.C.                                              Aaa             Zero       9/01/19          5,000            1,612,200
Middlesex Cnty. Utils. Auth. Sewer Rev. Ref., Ser. A,
   F.G.I.C.                                                Aaa               5.375    9/15/15          1,500            1,504,335
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/13          1,140            1,155,550
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/14          1,135            1,144,205
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/16          1,150            1,148,654
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/17          1,150            1,136,499
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed.                              AA+(c)            6.55     7/01/12          4,065 (f)        4,388,493
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/04            765              832,618
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/05            820              900,204
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/06            875              967,610
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/07            930            1,033,853
New Jersey Econ. Dev. Auth. Rev., Natural Gas Facs.,
   NUI Corp. Proj., M.B.I.A., A.M.T.                       Aaa               5.70     6/01/32          3,000            3,030,990


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-119

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.,
   Ed. Testing Service, Ser. A, M.B.I.A.                   Aaa               5.90%    5/15/15       $  2,000 (f)     $  2,165,120
   First Mtg. - Keswick Pines                              NR                5.75     1/01/24          2,250            2,105,505
   First Mtg. - Reformed Church Project A                  BBB(c)            5.375    12/01/18         1,000              891,420
   First Mtg. - The Evergreens                             NR                5.875    10/01/12         1,200            1,200,096
   First Mtg. - The Evergreens                             NR                6.00     10/01/17         1,425            1,423,347
   First Mtg. - The Evergreens                             NR                6.00     10/01/22         1,400            1,389,542
   First Mtg. - The Leisure Park Marriott                  NR                5.875    12/01/27         2,200            2,028,246
   Kapkowski Rd. Landfill                                  NR                6.375    4/01/31          2,000            2,003,520
   Nat'l. Assoc. of Accountants                            NR                7.50     7/01/01            465              476,481
   Nat'l. Assoc. of Accountants                            NR                7.65     7/01/09            950              990,194
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev., New
   Jersey American Wtr. Co., F.G.I.C., A.M.T.              Aaa               5.375    5/01/32          2,000            1,926,900
New Jersey Econ. Dev. Auth. Wtr. Facs., F.G.I.C.,
   A.M.T.                                                  NR                7.712(d) 11/01/29         5,000            5,239,050
New Jersey Econ. Dev. Auth., Econ. Dev. Rev., Cap.
   Apprec.                                                 NR              Zero       4/01/08          1,020              593,966
New Jersey Econ. Dist., Heating & Cool., Trigen
   Trenton Proj.                                           BBB-(c)           6.20     12/01/10           600              608,604
New Jersey Ed. Facs. Auth. Rev.,
   Fairleigh Dickinson Univ., Ser. G                       NR                5.70     7/01/28          2,750            2,574,825
   Felician College of Lodi, Ser. D                        NR                7.375    11/01/22         1,275            1,346,987
   Princeton Theological, Ser. B                           Aaa               5.90     7/01/26          4,500            4,678,965
   Seton Hall Univ. Proj., Ser. D                          Baa1              7.00     7/01/21          1,260            1,322,672
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Jersey Shore Med. Ctr., A.M.B.A.C                       AAA(c)            6.00     7/01/09            835 (f)          903,027
   Jersey Shore Med. Ctr., A.M.B.A.C.                      Aaa               6.00     7/01/09            630              674,213
   Jersey Shore Med. Ctr., A.M.B.A.C.                      AAA(c)            6.25     7/01/21            850 (f)          928,396
   Jersey Shore Med. Ctr., A.M.B.A.C.                      Aaa               6.25     7/01/21            650              674,031
   Atlantic City Med. Ctr., Ser. C                         A3                6.80     7/01/11          2,500            2,661,450
   Kensington Cmnty. Med. Ctr., M.B.I.A.                   Aaa               7.00     7/01/20          3,450            3,593,175
   St. Joseph's Hosp. & Med. Ctr., Ser. A                  AAA(c)            5.70     7/01/11          4,375            4,499,906
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A., A.M.T.                                Aaa               7.70     10/01/29         1,985 (g)        2,026,010
   Home Buyer, M.B.I.A.                                    Aaa               5.70     10/01/17         1,465 (e)        1,468,135
   Rental Housing, Ser. B, A.M.T.                          AA-(c)            6.75     11/01/11         2,190            2,287,587
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.      A1                5.20     1/01/08          2,000            2,048,760
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.      A1                6.20     1/01/10          3,035            3,300,320
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.          Aaa               6.50     1/01/09          1,000            1,111,490
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.
   M.B.I.A.                                                Aaa               5.75     6/15/14          3,500            3,596,880
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. A                                                  Aa2               5.75     6/15/20          4,250 (e)        4,354,677
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. B, M.B.I.A.                                        Aaa               6.50     6/15/11          5,000 (g)        5,595,150


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-120

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                A3                6.80%    6/15/06       $    350         $    392,914
   Brd. of Ed., Gen. Oblig.                                A3                6.80     6/15/07            350              396,130
   Gen. Oblig.                                             A1                6.40     5/15/10            545              581,008
Northfield Brd. of Ed., F.S.A.                             Aaa               5.375    7/15/14          1,390            1,397,214
Northfield Brd. of Ed., F.S.A.                             Aaa               5.375    7/15/15          1,470            1,474,528
Ocean Cnty. Utils. Auth., Wastewater Rev.                  Aa2               6.00     1/01/07          5,000            5,386,050
Paterson Gen. Oblig., F.S.A.                               Aaa               6.50     2/15/05          2,000 (f)(g)     2,124,040
Pohatcong Twnshp. Sch. Dist., F.S.A.                       AAA(c)            5.20     7/15/22          1,960            1,889,793
Port Auth. New York & New Jersey,
   Ser. 94                                                 A1                5.80     12/01/13         2,500            2,551,575
   Ser. 96, F.G.I.C., A.M.T.                               Aaa               6.60     10/01/23         2,750            2,947,422
Puerto Rico Commonwealth.,
   Gen. Oblig.                                             Baa1            Zero       7/01/16          2,500              977,025
   Gen. Oblig.                                             Baa1            Zero       7/01/17          3,000            1,103,040
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. 94S, M.B.I.A.                                      Aaa               6.125    7/01/08          2,300            2,522,341
   Ser. 95X, M.B.I.A.                                      Aaa               6.00     7/01/12          3,295            3,441,034
   Ser. R                                                  Baa1              6.25     7/01/17          2,000 (f)        2,138,300
Puerto Rico Public Bldgs. Auth. Rev., Ser. B               Baa1              5.25     7/01/21          2,250            2,113,560
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.,
   R.I.B.S.                                                Aaa               6.971    1/25/07          7,875 (f)(g)     8,357,344
Rutgers St. Univ. Rev., Ser. A                             A1                6.40     5/01/13          2,000 (g)        2,200,060
Salem Cnty. Indus. Poll. Ref., PSE & G Co., M.B.I.A.       Aaa               6.20     8/01/30          5,000            5,216,350
South Jersey Trans. Auth., Sys. Rev. A.M.B.A.C.            Aaa               5.00     11/01/29         2,000            1,828,760
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/13         1,300            1,267,565
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/14         1,300            1,258,127
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/15         1,230            1,182,264
Sparta Twnshp. Brd. of Ed., M.B.I.A.                       Aaa               5.75     9/01/14          1,000 (f)(g)     1,065,090
Union City Sch. Impvt., F.S.A.                             Aaa               6.375    11/01/08         1,545            1,717,576
Union Cnty. Impvt. Auth. Rev.,
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/14          1,175 (f)        1,298,222
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/15          1,250 (f)        1,381,088
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/16          1,330 (f)        1,469,477
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/17          1,415 (f)        1,563,391
Washington Twnshp. Mun. Utils.,
   Cap. Apprec., Ser. A, F.G.I.C.                          Aaa             Zero       12/15/25         1,055              237,090
   Cap. Apprec., Ser. A, F.G.I.C.                          Aaa             Zero       12/15/22         1,055              281,126
West Windsor Plainsboro Regional Sch. Dist., F.G.I.C.      Aaa               5.50     12/01/13         2,600            2,641,106
West Windsor Plainsboro Regional Sch. Dist., F.G.I.C.      Aaa               5.50     12/01/14         2,700            2,735,478
                                                                                                                     ------------
Total long-term investments (cost $195,811,726)                                                                       201,320,874


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-121

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.9%
Port Auth. New York & New Jersey, Ser. 3, F.R.D.D.         VMIG1             2.90%    9/01/99       $  4,800         $  4,800,000
Port Auth. New York & New Jersey, Ser. 6, F.R.D.D.         VMIG1             2.75     9/01/99          3,100            3,100,000
                                                                                                                     ------------
Total short-term investments (cost $7,900,000)                                                                          7,900,000
                                                                                                                     ------------
Total Investments--102.0%
(cost $203,711,726; Note 4)                                                                                           209,220,874
Other assets in excess of liabilities--(2.0)%                                                                          (4,043,403)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $205,177,471
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Represents a when-issued security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-122

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $203,711,726).................................................................      $  209,220,874
Cash......................................................................................................              39,361
Interest receivable.......................................................................................           2,533,937
Receivable for Series shares sold.........................................................................             132,009
Prepaid expenses and other assets.........................................................................               5,958
                                                                                                                ---------------
   Total assets...........................................................................................         211,932,139
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           5,931,645
Payable for Series shares reacquired......................................................................             463,843
Dividends payable.........................................................................................             152,689
Management fee payable....................................................................................              87,859
Distribution fee payable..................................................................................              61,650
Accrued expenses and other liabilities....................................................................              56,982
                                                                                                                ---------------
   Total liabilities......................................................................................           6,754,668
                                                                                                                ---------------
Net Assets................................................................................................      $  205,177,471
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      192,261
   Paid-in capital in excess of par.......................................................................         198,584,170
                                                                                                                ---------------
                                                                                                                   198,776,431
   Undistributed net realized gain on investments.........................................................             891,892
   Net unrealized appreciation on investments.............................................................           5,509,148
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  205,177,471
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($123,692,203 / 11,591,692 shares of beneficial interest issued and outstanding)....................              $10.67
   Maximum sales charge (3% of offering price)............................................................                 .33
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.00
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($79,598,277 / 7,457,676 shares of beneficial interest issued and outstanding)......................              $10.67
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,824,925 / 170,977 shares of beneficial interest issued and outstanding).........................              $10.67
   Maximum sales charge (1% of offering price)............................................................                 .11
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.78
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($62,066 / 5,776 shares of beneficial interest issued and outstanding)..............................              $10.75
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-123

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $12,309,676
                                                 ---------------
Expenses
   Management fee.............................       1,118,938
   Distribution fee--Class A..................         252,907
   Distribution fee--Class B..................         482,709
   Distribution fee--Class C..................          12,168
   Custodian's fees and expenses..............         110,000
   Transfer agent's fees and expenses.........          84,000
   Reports to shareholders....................          48,000
   Registration fees..........................          45,500
   Legal fees and expenses....................          12,000
   Audit fees and expenses....................          10,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           7,706
                                                 ---------------
      Total expenses..........................       2,188,428
   Less: Custodian fee credit.................          (1,673)
                                                 ---------------
      Net expenses............................       2,186,755
                                                 ---------------
Net investment income.........................      10,122,921
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,303,405
   Financial futures transactions.............         (69,069)
                                                 ---------------
                                                     1,234,336
                                                 ---------------
Net change in unrealized depreciation on:
   Investments................................     (12,090,901)
                                                 ---------------
Net loss on investments.......................     (10,856,565)
                                                 ---------------
Net Decrease in Net Assets
Resulting from Operations.....................     $  (733,644)
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $  10,122,921     $ 10,985,805
   Net realized gain on
      investment transactions.....       1,234,336        1,858,130
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     (12,090,901)       5,772,504
                                    ---------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................        (733,644)      18,616,439
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................      (5,851,852)      (5,204,226)
      Class B.....................      (4,200,420)      (5,725,488)
      Class C.....................         (66,932)         (53,562)
      Class Z.....................          (3,717)          (2,529)
                                    ---------------    ------------
                                       (10,122,921)     (10,985,805)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................          (7,898)         --
      Class B.....................          (6,230)         --
      Class C.....................             (97)         --
      Class Z.....................              (6)         --
                                    ---------------    ------------
                                           (14,231)         --
                                    ---------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (958,970)        (171,535)
      Class B.....................        (756,555)        (213,181)
      Class C.....................         (11,815)          (1,955)
      Class Z.....................            (714)             (25)
                                    ---------------    ------------
                                        (1,728,054)        (386,696)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      20,755,452       14,827,667
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       7,062,891        6,612,932
   Cost of shares reacquired......     (42,677,795)     (38,421,537)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...     (14,859,452)     (16,980,938)
                                    ---------------    ------------
Total decrease....................     (27,458,302)      (9,737,000)
Net Assets
Beginning of year.................     232,635,773      242,372,773
                                    ---------------    ------------
End of year.......................   $ 205,177,471     $232,635,773
                                    ---------------    ------------
                                    ---------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-124

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the 'Series') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $14,231 and decrease accumulated net realized gain on investments by $14,231 due primarily to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.


--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         NEW JERSEY SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $29,100 and $4,400 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that during the year ended August 31, 1999, it received approximately $106,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $74,000 for the services of PMFS. As of August 31, 1999, approximately $5,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999, were $33,013,348 and $48,317,721, respectively.


--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NEW JERSEY SERIES
--------------------------------------------------------------------------------
The cost basis of investments for federal income tax purposes at August 31, 1999 was $203,723,876 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,496,998 (gross unrealized appreciation--$7,524,137; gross unrealized depreciation--$2,027,139).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     985,448    $ 10,991,945
Shares issued in reinvestment
  of dividends and distributions....     362,139       4,029,788
Shares reacquired...................  (1,612,166)    (17,882,857)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (264,579)     (2,861,124)
Shares issued upon conversion from
  Class B...........................   1,766,984      19,823,070
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,502,405    $ 16,961,946
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     461,992    $  5,164,484
Shares issued in reinvestment
  of dividends and distributions....     281,454       3,136,650
Shares reacquired...................  (1,625,503)    (18,109,155)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (882,057)     (9,808,021)
Shares issued upon conversion from
  Class B...........................   2,242,757      24,962,597
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,360,700    $ 15,154,576
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1999:
Shares sold.........................     801,429    $  8,959,095
Shares issued in reinvestment
  of dividends and distributions....     265,518       2,960,115
Shares reacquired...................  (2,195,958)    (24,462,541)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,129,011)    (12,543,331)
Shares reacquired upon conversion
  into Class A......................  (1,766,556)    (19,823,070)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,895,567)   $(32,366,401)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     811,990    $  9,060,335
Shares issued in reinvestment
  of dividends and distributions....     307,528       3,426,625
Shares reacquired...................  (1,741,575)    (19,409,695)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (622,057)     (6,922,735)
Shares reacquired upon conversion
  into Class A......................  (2,242,154)    (24,962,597)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,864,211)   $(31,885,332)
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             NEW JERSEY SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................      67,242    $    749,066
Shares issued in reinvestment
  of dividends and distributions....       6,176          68,659
Shares reacquired...................     (22,179)       (245,690)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      51,239    $    572,035
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      41,815    $    465,922
Shares issued in reinvestment
  of dividends and distributions....       4,236          47,210
Shares reacquired...................     (75,506)       (838,404)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (29,455)   $   (325,272)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1999:
Shares sold.........................       5,027    $     55,346
Shares issued in reinvestment
  of dividends......................         386           4,329
Shares reacquired...................      (7,771)        (86,707)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,358)   $    (27,032)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      12,217    $    136,926
Shares issued in reinvestment
  of dividends......................         219           2,447
Shares reacquired...................      (5,695)        (64,283)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       6,741    $     75,090
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                 Class A
                                                        ---------------------------------------------------------
                                                                          Year Ended August 31,
                                                        ---------------------------------------------------------
                                                          1999         1998        1997        1996        1995
                                                        --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  11.31     $  10.97     $ 10.87     $ 10.98     $ 10.81
                                                        --------     --------     -------     -------     -------
Income from investment operations
Net investment income...............................         .52          .53         .55(a)      .57(a)      .61(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.55)         .36         .29        (.07)        .17
                                                        --------     --------     -------     -------     -------
   Total from investment operations.................        (.03)         .89         .84         .50         .78
                                                        --------     --------     -------     -------     -------
Less distributions
Dividends from net investment income................        (.52)        (.53)       (.55)       (.57)       (.61)
Distributions in excess of net investment income....          --(c)        --          --(c)       --          --
Distributions from net realized gains on investment
   transactions.....................................        (.09)        (.02)       (.19)       (.04)         --
                                                        --------     --------     -------     -------     -------
   Total distributions..............................        (.61)        (.55)       (.74)       (.61)       (.61)
                                                        --------     --------     -------     -------     -------
Net asset value, end of year........................    $  10.67     $  11.31     $ 10.97     $ 10.87     $ 10.98
                                                        --------     --------     -------     -------     -------
                                                        --------     --------     -------     -------     -------
TOTAL RETURN(b):....................................        (.40)%       8.40%       7.97%       4.63%       7.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $123,692     $114,090     $95,729     $74,492     $49,666
Average net assets (000)............................    $125,547     $107,206     $89,280     $61,837     $30,290
Ratios to average net assets:
   Expenses, including distribution fees............         .84%         .71%        .70%(a)     .67%(a)     .55%(a)
   Expenses, excluding distribution fees............         .64%         .61%        .60%(a)     .57%(a)     .45%(a)
   Net investment income............................        4.66%        4.85%       5.03%(a)    5.19%(a)    5.65%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................          15%          18%         25%         62%         37%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-129

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                        ------------------------------------------------------------
                                                                           Year Ended August 31,
                                                        ------------------------------------------------------------
                                                          1999         1998         1997         1996         1995
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  11.31     $  10.97     $  10.87     $  10.98     $  10.81
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................         .49          .50          .50(a)       .53(a)       .57(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.55)         .36          .29         (.07)         .17
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................        (.06)         .86          .79          .46          .74
                                                        --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.49)        (.50)        (.50)        (.53)        (.57)
Distributions in excess of net investment income....          --(c)        --           --(c)        --           --
Distributions from net realized gains on investment
   transactions.....................................        (.09)        (.02)        (.19)        (.04)          --
                                                        --------     --------     --------     --------     --------
   Total distributions..............................        (.58)        (.52)        (.69)        (.57)        (.57)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $  10.67     $  11.31     $  10.97     $  10.87     $  10.98
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL RETURN(b):....................................        (.71)%       7.97%        7.54%        4.22%        7.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $ 79,598     $117,099     $144,992     $188,315     $246,202
Average net assets (000)............................    $ 96,542     $128,382     $162,330     $222,235     $274,995
Ratios to average net assets:
   Expenses, including distribution fees............        1.14%        1.11%        1.10%(a)     1.07%(a)      .95%(a)
   Expenses, excluding distribution fees............         .64%         .61%         .60%(a)      .57%(a)      .45%(a)
   Net investment income............................        4.35%        4.46%        4.63%(a)     4.80%(a)     5.30%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-130

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                            Class C                                Class Z
                                                       --------------------------------------------------     -----------------
                                                                                                                 Year Ended
                                                                     Year Ended August 31,                       August 31,
                                                       --------------------------------------------------     -----------------
                                                        1999       1998       1997       1996       1995       1999       1998
                                                       ------     ------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $11.31     $10.97     $10.87     $10.98     $10.81     $11.32     $10.98
                                                       ------     ------     ------     ------     ------     ------     ------
Income from investment operations
Net investment income...............................      .46        .47        .48(b)     .50(b)     .54(b)     .54        .55
Net realized and unrealized gain (loss) on
   investment transactions..........................     (.55)       .36        .29       (.07)       .17       (.48)       .36
                                                       ------     ------     ------     ------     ------     ------     ------
   Total from investment operations.................     (.09)       .83        .77        .43        .71        .06        .91
                                                       ------     ------     ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income................     (.46)      (.47)      (.48)      (.50)      (.54)      (.54)      (.55)
Distributions in excess of net investment income....       --(e)      --         --(e)      --         --         --         --
Distributions from net realized gains on investment
   transactions.....................................     (.09)      (.02)      (.19)      (.04)        --       (.09)      (.02)
                                                       ------     ------     ------     ------     ------     ------     ------
   Total distributions..............................     (.55)      (.49)      (.67)      (.54)      (.54)      (.63)      (.57)
                                                       ------     ------     ------     ------     ------     ------     ------
Net asset value, end of year........................   $10.67     $11.31     $10.97     $10.87     $10.98     $10.75     $11.32
                                                       ------     ------     ------     ------     ------     ------     ------
TOTAL RETURN(c):....................................     (.95)%     7.70%      7.27%      3.96%      6.86%       .45%      8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $1,825     $1,354     $1,637     $1,961     $1,502     $   62     $   92
Average net assets (000)............................   $1,622     $1,274     $1,894     $1,735     $  790     $   77     $   30
Ratios to average net assets:
   Expenses, including distribution fees............     1.39%      1.36%      1.35%(b)   1.32%(b)   1.20%(b)    .64%       .61%
   Expenses, excluding distribution fees............      .64%       .61%       .60%(b)    .57%(b)    .45%(b)    .64%       .61%
   Net investment income............................     4.13%      4.21%      4.38%(b)   4.54%(b)   4.99%(b)   4.86%      4.96%
                                                      December 6,
                                                        1996(d)
                                                        Through
                                                       August 31,
                                                          1997
                                                      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $11.10
                                                          -----
Income from investment operations
Net investment income...............................        .41(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................        .07
                                                          -----
   Total from investment operations.................        .48
                                                          -----
Less distributions
Dividends from net investment income................       (.41)
Distributions in excess of net investment income....         --(e)
Distributions from net realized gains on investment
   transactions.....................................       (.19)
                                                          -----
   Total distributions..............................       (.60)
                                                          -----
Net asset value, end of year........................     $10.98
                                                          -----
TOTAL RETURN(c):....................................       4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   15
Average net assets (000)............................     $   10
Ratios to average net assets:
   Expenses, including distribution fees............        .60%(a)(b)
   Expenses, excluding distribution fees............        .60%(a)(b)
   Net investment income............................       5.13%(a)(b)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-131

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            NEW JERSEY SERIES
-------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-132

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)    NEW JERSEY SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 1999, dividends paid from net investment income of $.52 per Class A share, $.49 per Class B share, $.46 per Class C share and $.54 per Class Z shares were all federally tax-exempt interest dividends. The Series also paid to Class A, B, C and Z shares a special taxable dividend of $.0007 which is taxable as ordinary income. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.085 per share comprised of short-term captial gains, of which $.005 was taxable as ordinary income and long-term capital gains, of which $.08 was taxable as 20% rate gains. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1999. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 1999.


--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
------------------------------------------------------------------------------------------------------------------------------
City of Elmira, Wtr. Impvt., Ser. 96 B, A.M.B.A.C.              Aaa               5.95%      09/01/16   $  5,395     $  5,549,243
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        Baa2              6.625      07/01/12        500(d)       539,110
   Coll. of New Rochelle                                        Baa2              6.75       07/01/22      2,000(d)     2,163,020
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste Mgmt.,
   Ser. A, F.G.I.C.                                             Aaa               7.50       01/01/09      1,150(d)     1,187,490
Islip Res. Rec., Ser. B, A.M.B.A.C., A.M.T.                     Aaa               7.20       07/01/10      1,745        2,019,820
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.,
   A.M.T.                                                       Baa1              7.20       12/01/20      1,500        1,595,790
Met. Trans. Auth. Facs. Rev.,
   Cap. Apprec., Ser. N, F.G.I.C.                               Aaa              Zero        07/01/13      4,000        1,893,520
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.60        07/01/09        500          521,175
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.70        07/01/10      1,000        1,040,720
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.60        07/01/09      2,900        3,022,815
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.70        07/01/10      4,600        4,787,312
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa              Zero        07/01/12      5,575        2,813,647
Met. Trans. Auth., New York Svc. Contract,
   Cap. Apprec., Ser. 7, M.B.I.A.                               Aaa             Zero         07/01/08      7,185        4,620,889
   Commuter Facs., Ser. O                                       Baa1              5.50       07/01/17      2,500        2,449,750
   Trans. Facs. Rev., Ser. O                                    Baa1              5.75       07/01/13      1,975        2,030,340
Monroe Cnty. Ind. Dev. Agcy. Rev., Ser. A                       Baa3              5.375      04/01/29      1,200        1,091,304
Mount Vernon Ind. Dev. Agcy., Wartburg Senior Hsg. Inc.         NR                6.15       06/01/19        800          778,528
New York City Ind. Dev. Agcy.,
   Civic Touro College Proj., Ser. A                            Ba2               6.35       06/01/29      3,700        3,586,706
   Laguardia Assoc., Ltd. Partnership Proj.                     NR                6.00       11/01/28      2,000        1,905,060
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   Brooklyn Navy Yard Part., A.M.T.                             Baa3              5.75       10/01/36      4,000        3,781,000
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa               6.375      11/15/14      1,000        1,075,470
   Y.M.C.A. of Greater N.Y. Proj.                               Aaa               8.00       08/01/16      1,350(d)     1,464,467
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
   Ser. B                                                       A1                5.875      06/15/26      2,000        2,009,080
New York City Trust, Cultural Res., American Museum of
   Natl. History, Ser. A, M.B.I.A.                              Aaa               5.65       04/01/22      2,500        2,490,375


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-134

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig.,
   Ser. A                                                       Aaa               7.75%      03/15/03   $  3,330(d)  $  3,451,578
   Ser. B                                                       A3                7.50       02/01/01      4,000        4,174,280
   Ser. D                                                       Aaa               8.00       08/01/03      2,450(d)     2,657,809
   Ser. D                                                       A3                8.00       08/01/03         50           53,865
   Ser. D                                                       Aaa               7.70       02/01/09      2,995(d)     3,273,056
   Ser. D                                                       A3                7.70       02/01/09         45           48,737
   Ser. F                                                       Aaa               8.20       11/15/03      2,760(d)     3,033,047
   Ser. F                                                       A3                8.20       11/15/03        240          261,684
   Ser. G                                                       A3                5.75       10/15/12      7,085        7,248,167
   Ser. G                                                       A3                5.875      10/15/09      2,500        2,554,325
   Ser. H                                                       A3                6.00       08/01/17      2,400        2,452,008
   Ser. I                                                       A3                6.25       04/15/27      3,475(d)     3,815,133
   Ser. I                                                       A3                6.25       04/15/27      2,525        2,615,218
   Ser. I                                                       A3                6.10       04/15/10        425(d)       462,570
   Ser. I                                                       A3                6.10       04/15/10      1,575        1,678,714
New York St. Dorm. Auth. Rev.,
   Albany Cnty. Airport                                         Baa1              5.25       04/01/17      3,760        3,541,619
   City Univ. Refunding Bonds                                   Baa1              6.00       07/01/14      6,500        6,842,745
   City Univ. Sys. Cons., Ser. D                                Baa1              7.00       07/01/09      1,880        2,083,416
   Coll. & Univ. Ed., M.B.I.A., A.M.T.                          Aaa             Zero         07/01/04      2,255        1,803,188
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(b)            7.55       08/01/29      3,000        3,087,720
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                6.50       08/15/11      3,000        3,268,470
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                5.625      02/15/21      2,000        1,947,720
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa               7.00       07/01/13      3,050(d)     3,191,825
   St. Univ. Edl. Facs., Ser. A                                 A3                5.25       05/15/15      8,600        8,366,252
   Westchester Cnty. Court Facs.                                Aa1             Zero         08/01/23      5,500        1,415,590
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.             Aaa               6.75       02/01/24      2,000(c)     2,127,420
   Con. Edison Co., Ser.A, A.M.T.                               A1                7.50       01/01/26      4,775        4,872,888
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C                                                       Aaa               5.35       07/15/07      2,000        2,075,280
   Ser. C                                                       Aaa               5.45       07/15/08      3,090        3,211,839
   Ser. C                                                       Aaa               5.55       07/15/09      1,375        1,428,996
   Ser. E                                                       Aaa               6.50       06/15/14        965(d)     1,021,945
   Ser. E                                                       Aaa               6.50       06/15/14         35           36,850


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-135

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa1               7.05%      08/15/24   $  1,000     $  1,057,630
   St. Univ. Constr.                                            Aaa               8.00       05/01/11      3,600        4,428,108
New York St. Local Gov't. Assist. Corp.,
   Ser. C                                                       A3              Zero         04/01/14     11,882        5,302,461
   Ser. E                                                       A3                6.00       04/01/14      6,135        6,509,297
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., Ser. A                                   Aaa               7.50       08/15/07        505(d)       538,416
   Mental Hlth. Svcs., Ser. A                                   A3                7.50       08/15/07        310          328,153
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.                   Aaa               6.50       08/15/29      3,000(d)     3,320,520
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. 55                                     Aa2               5.95       10/01/17      2,000        2,038,880
   Homeowner Mtge., Ser. 60, A.M.T.                             Aa2               6.00       10/01/22      8,000(c)     8,107,600
   Ser. 82, A.M.T.                                              Aa2               5.65       04/01/30      2,300(d)     2,218,879
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            AAA(b)            6.75       03/15/11      3,000(d)     3,209,760
New York St. Thrwy. Auth.,
   Highway & Bridge Trust Fund, Ser. B, F.G.I.C.                Aaa               6.00       04/01/14      2,220(d)     2,398,399
   Svc. Contract Rev., Local Highway & Bridge                   Baa1              6.45       04/01/15      1,000(d)     1,102,530
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.                          Aaa             Zero         01/01/08     10,000        6,567,300
   St. Facs.                                                    Baa1              5.75       04/01/11      5,000        5,140,300
   St. Facs.                                                    Baa1              5.75       04/01/12      5,750        5,894,785
   St. Facs.                                                    Baa1              5.60       04/01/15      2,000        2,001,960
   Subordinated Lien Corp.                                      A2                5.50       07/01/16     10,000        9,742,300
   Subordinated Lien Corp.                                      A2                5.50       07/01/22      5,000        4,811,050
Orange Cnty. Ind. Dev. Agcy., The Glen Arden Inc. Proj.         NR                5.70       01/01/28      1,250        1,155,850
Otsego Cnty. Ind. Dev. Agcy., Civic Facs. Rev.                  Baa1              5.50       07/01/19      2,520        2,388,758
Port Auth. of New York & New Jersey, Ser. 70, A.M.T.            A1                7.25       08/01/25      1,000        1,029,410
Puerto Rico Commonwealth,
   Gen. Oblig.                                                  Baa1            Zero         07/01/14      2,000          884,080
   Gen. Oblig.                                                  Baa1            Zero         07/01/15      1,250          520,550
   Gen. Oblig., A.M.B.A.C.                                      Aaa               7.00       07/01/10      6,500        7,576,660
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa               7.00       07/01/10      1,250        1,457,050
Puerto Rico Ind. Tourist Edl. Med. & Envr. Ctrl. Facs.
   Fin. Auth., Hosp. Rev. M.B.I.A.                              Aaa               5.50       07/01/26      2,500        2,458,475
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa               6.25       07/01/15      2,050        2,247,497
Rensselaer Cnty.,
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa             Zero         06/01/12      2,442        1,237,947
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa             Zero         06/01/13      2,372        1,127,910


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-136

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B,
   A.M.B.A.C., A.M.T.                                           Aaa              5.625%      12/15/14    $ 1,585     $  1,592,243
Scotia Hsg. Auth. Rev., Coburg Village Inc. Proj., Ser. A       NR               6.20        07/01/38      4,000        3,792,600
Suffolk Cnty. Ind. Dev. Agcy. Rev. A.M.T.                       NR               5.50        01/01/23      2,000        1,860,900
Triborough Bridge & Tunl. Auth. Rev., Ser. A, M.B.I.A.          Aaa              6.00        01/01/10      2,000        2,144,680
Watervliet Hsg. Auth., Sen. Res., Beltrone Lvng. Ctr.
   Proj., Ser. A                                                NR               6.125       06/01/38      4,000        3,785,920
                                                                                                                     ------------
Total Investments--99.2%
(cost $243,211,090; Note 4)                                                                                           252,499,443
Other assets in excess of liabilities--0.8%                                                                             2,030,873
                                                                                                                     ------------
Net Assets--100%                                                                                                     $254,530,316
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Pledged as initial margin on financial futures contracts.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-137

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1999
Investments, at value (cost $243,211,090).................................................................       $ 252,499,443
Interest receivable.......................................................................................           3,389,427
Receivable for Series shares sold.........................................................................             186,911
Due from broker - variation margin........................................................................              29,250
Prepaid expenses and other assets.........................................................................               6,938
                                                                                                                ---------------
   Total assets...........................................................................................         256,111,969
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................             659,628
Payable for Series shares reacquired......................................................................             410,098
Dividends payable.........................................................................................             201,515
Accrued expenses..........................................................................................             123,897
Management fee payable....................................................................................             109,141
Distribution fee payable..................................................................................              71,675
Deferred trustee's fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................           1,581,653
                                                                                                                ---------------
Net Assets................................................................................................       $ 254,530,316
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     221,395
   Paid-in capital in excess of par.......................................................................         245,306,582
                                                                                                                ---------------
                                                                                                                   245,527,977
   Accumulated net loss on investments....................................................................            (354,264)
   Net unrealized appreciation on investments.............................................................           9,356,603
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................       $ 254,530,316
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($175,307,452 / 15,250,017 shares of beneficial interest issued and outstanding)....................              $11.50
   Maximum sales charge (3% of offering price)............................................................                 .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.86
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($76,929,177 / 6,690,035 shares of beneficial interest issued and outstanding)......................              $11.50
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($1,829,910 / 159,136 shares of beneficial interest issued and outstanding).........................              $11.50
   Sales charge (1% of offering price)....................................................................                 .12
                                                                                                                ---------------
   Offering price to public...............................................................................              $11.62
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($463,777 / 40,303 shares of beneficial interest issued and outstanding)............................              $11.51
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-138

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................    $  15,247,938
                                                 ---------------
Expenses
   Management fee.............................        1,363,196
   Distribution fee--Class A..................          364,077
   Distribution fee--Class B..................          443,131
   Distribution fee--Class C..................           11,747
   Transfer agent's fees and expenses.........          125,000
   Custodian's fees and expenses..............           84,000
   Reports to shareholders....................           78,000
   Registration fees..........................           40,000
   Legal fees and expenses....................           12,000
   Audit fees and expenses....................           10,000
   Trustees' fees and expenses................            4,500
   Miscellaneous expense......................           14,533
                                                 ---------------
      Total expenses..........................        2,550,184
   Less: Custodian fee credit.................             (544)
                                                 ---------------
      Net expenses............................        2,549,640
                                                 ---------------
Net investment income.........................       12,698,298
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions....................           29,852
   Financial futures transactions.............            9,224
                                                 ---------------
                                                         39,076
                                                 ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      (15,644,097)
   Financial futures contracts................          (31,125)
                                                 ---------------
                                                    (15,675,222)
                                                 ---------------
Net loss on investments.......................      (15,636,146)
                                                 ---------------
Net Decrease in Net Assets Resulting from
Operations....................................    $  (2,937,848)
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $  12,698,298     $ 13,397,105
   Net realized gain on investment
      transactions................          39,076        2,324,971
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (15,675,222)       7,300,759
                                    ---------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................      (2,937,848)      23,022,835
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A.....................      (8,660,657)      (8,602,581)
      Class B.....................      (3,946,857)      (4,742,947)
      Class C.....................         (66,182)         (41,511)
      Class Z.....................         (24,602)         (10,066)
                                    ---------------    ------------
                                       (12,698,298)     (13,397,105)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................              --          (87,902)
      Class B.....................              --          (53,544)
      Class C.....................              --             (428)
      Class Z.....................              --              (33)
                                    ---------------    ------------
                                                --         (141,907)
                                    ---------------    ------------
   Distributions from net realized gains
      Class A.....................      (1,374,194)        (720,509)
      Class B.....................        (688,548)        (438,881)
      Class C.....................         (10,565)          (3,511)
      Class Z.....................          (4,126)            (274)
                                    ---------------    ------------
                                        (2,077,433)      (1,163,175)
                                    ---------------    ------------
   Distributions in excess of net
      realized capital gains
      Class A.....................        (234,342)              --
      Class B.....................        (117,417)              --
      Class C.....................          (1,803)              --
      Class Z.....................            (702)              --
                                    ---------------    ------------
                                          (354,264)              --
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      25,657,665       16,534,022
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       9,398,834        8,971,237
   Cost of shares reacquired......     (40,612,658)     (41,609,077)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...      (5,556,159)     (16,103,818)
                                    ---------------    ------------
Total decrease....................     (23,624,002)      (7,783,170)
Net Assets
Beginning of year.................     278,154,318      285,937,488
                                    ---------------    ------------
End of year.......................   $ 254,530,316     $278,154,318
                                    ---------------    ------------
                                    ---------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-139

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the 'Series') commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.


--------------------------------------------------------------------------------
                                      B-140

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective January 1, 1999 such expenses for the Series were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C respectively. Prior to January 1, 1999, such expenses under the Plans were
 .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they received approximately $34,800 and $6,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $112,400 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $95,800 for the services of PMFS. As of August 31, 1999, approximately $7,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $29,789,470 and $39,684,984, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $9,288,353 (gross unrealized appreciation--$11,291,071, gross unrealized depreciation--$2,002,718).

In addition for income tax purposes, the Series elected to treat net realized capital losses of approximately $270,918 incurred in the ten month period ended August 31, 1999 as having been incurred in the following fiscal year.

During the year ended August 31, 1999, the Series entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                 Value at        Value at
  Number of                       Expiration    August 31,         Trade          Unrealized
  Contracts           Type           Date          1999            Date          Appreciation
--------------    ------------    ----------    -----------     -----------     --------------
Short Position:
   104            U.S. T-Bond     Sept. 1999    $11,891,750     $11,960,000        $ 68,250


--------------------------------------------------------------------------------
                                      B-141

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................    1,261,310    $ 15,319,992
Shares issued in reinvestment of
  dividends and distributions......      538,733       6,502,373
Shares reacquired..................   (1,697,677)    (20,438,469)
                                     -----------    ------------
Net increase in shares outstanding
  before conversion................      102,366       1,383,896
Shares issued upon conversion from
  Class B..........................      792,273       9,621,083
                                     -----------    ------------
Net increase in shares
  outstanding......................      894,639    $ 11,004,979
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................      439,455    $  5,329,691
Shares issued in reinvestment of
  dividends and distributions......      483,685       5,858,242
Shares reacquired..................   (1,885,411)    (22,838,785)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (962,271)    (11,650,852)
Shares issued upon conversion from
  Class B..........................      874,211      10,587,013
                                     -----------    ------------
Net decrease in shares
  outstanding......................      (88,060)   $ (1,063,839)
                                     -----------    ------------
                                     -----------    ------------
Class B                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................      756,576    $  9,175,430
Shares issued in reinvestment of
  dividends and distributions......      232,603       2,811,896
Shares reacquired..................   (1,620,967)    (19,593,950)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (631,788)     (7,606,624)
Shares reacquired upon conversion
  into
  Class A..........................     (792,127)     (9,621,083)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,423,915)   $(17,227,707)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................      821,187    $  9,961,080
Shares issued in reinvestment of
  dividends and distributions......      253,115       3,066,564
Shares reacquired..................   (1,518,526)    (18,407,575)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (444,224)     (5,379,931)
Shares reacquired upon conversion
  into
  Class A..........................     (873,853)    (10,587,013)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,318,077)   $(15,966,944)
                                     -----------    ------------
                                     -----------    ------------
Class C
-----------------------------------
Year ended August 31, 1999:
Shares sold........................       75,388    $    909,212
Shares issued in reinvestment of
  dividends and distributions......        5,423          65,391
Shares reacquired..................      (25,670)       (306,468)
                                     -----------    ------------
Net increase in shares
  outstanding......................       55,141    $    668,135
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................       63,757    $    772,337
Shares issued in reinvestment of
  dividends and distributions......        3,337          40,442
Shares reacquired..................      (28,392)       (345,599)
                                     -----------    ------------
Net increase in shares
  outstanding......................       38,702    $    467,180
                                     -----------    ------------
                                     -----------    ------------


--------------------------------------------------------------------------------
                                      B-142

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------

Class Z                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................       20,888    $    253,031
Shares issued in reinvestment of
  dividends and distributions......        1,592          19,174
Shares reacquired..................      (22,527)       (273,771)
                                     -----------    ------------
Net decrease in shares
  outstanding......................          (47)   $     (1,566)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................       38,915    $    470,914
Shares issued in reinvestment of
  dividends and distributions......          493           5,989
Shares reacquired..................       (1,413)        (17,118)
                                     -----------    ------------
Net increase in shares
  outstanding......................       37,995    $    459,785
                                     -----------    ------------
                                     -----------    ------------


--------------------------------------------------------------------------------
                                      B-143

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                              Class A
                                                                          -----------------------------------------------
                                                                                       Year Ended August 31,
                                                                          -----------------------------------------------
                                                                            1999         1998         1997         1996
                                                                          --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $  12.30     $  11.94     $  11.77     $  11.91
                                                                          --------     --------     --------     --------
Income from investment operations
Net investment income.................................................         .57          .60          .61(a)       .63(a)
Net realized and unrealized gain (loss) on investment transactions....        (.69)         .42          .43         (.09)
                                                                          --------     --------     --------     --------
   Total from investment operations...................................        (.12)        1.02         1.04          .54
                                                                          --------     --------     --------     --------
Less distributions
Dividends from net investment income..................................        (.57)        (.60)        (.61)        (.63)
Distributions in excess of net investment income......................       --            (.01)          --(c)     --
Distributions from net realized gains.................................        (.09)        (.05)        (.26)        (.05)
Distributions in excess of capital gains..............................        (.02)       --           --           --
                                                                          --------     --------     --------     --------
   Total distributions................................................        (.68)        (.66)        (.87)        (.68)
                                                                          --------     --------     --------     --------
Net asset value, end of year..........................................    $  11.50     $  12.30     $  11.94     $  11.77
                                                                          --------     --------     --------     --------
                                                                          --------     --------     --------     --------
TOTAL RETURN(b):......................................................       (1.07)%       8.71%        9.19%        4.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $175,307     $176,555     $172,471     $168,037
Average net assets (000)..............................................    $181,951     $174,485     $173,963     $168,291
Ratios to average net assets:
   Expenses, including distribution fees..............................         .84%         .73%         .68%(a)      .68%(a)
   Expenses, excluding distribution fees..............................         .64%         .63%         .58%(a)      .58%(a)
   Net investment income..............................................        4.76%        4.93%        5.15%(a)     5.24%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................          11%          33%          43%          92%

                                                                          1995
                                                                        --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................  $  11.71
                                                                        --------
Income from investment operations
Net investment income.................................................       .66(a)
Net realized and unrealized gain (loss) on investment transactions....       .20
                                                                        --------
   Total from investment operations...................................       .86
                                                                        --------
Less distributions
Dividends from net investment income..................................      (.66)
Distributions in excess of net investment income......................     --
Distributions from net realized gains.................................     --
Distributions in excess of capital gains..............................     --
                                                                        --------
   Total distributions................................................      (.66)
                                                                        --------
Net asset value, end of year..........................................  $  11.91
                                                                        --------
                                                                        --------
TOTAL RETURN(b):......................................................      7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................  $163,025
Average net assets (000)..............................................  $ 95,024
Ratios to average net assets:
   Expenses, including distribution fees..............................       .69%(a)
   Expenses, excluding distribution fees..............................       .59%(a)
   Net investment income..............................................      5.65%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................        57%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-144

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                             Class B
                                                                          ----------------------------------------------
                                                                                      Year Ended August 31,
                                                                          ----------------------------------------------
                                                                           1999         1998         1997         1996
                                                                          -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 12.30     $  11.94     $  11.77     $  11.91
                                                                          -------     --------     --------     --------
Income from investment operations
Net investment income.................................................        .54          .55          .56(a)       .58(a)
Net realized and unrealized gain (loss) on investment transactions....       (.69)         .42          .43         (.09)
                                                                          -------     --------     --------     --------
   Total from investment operations...................................       (.15)         .97          .99          .49
                                                                          -------     --------     --------     --------
Less distributions
Dividends from net investment income..................................       (.54)        (.55)        (.56)        (.58)
Distributions in excess of net investment income......................      --            (.01)          --(c)     --
Distributions from net realized gains.................................       (.09)        (.05)        (.26)        (.05)
Distributions in excess of capital gains..............................       (.02)       --           --           --
                                                                          -------     --------     --------     --------
   Total distributions................................................       (.65)        (.61)        (.82)        (.63)
                                                                          -------     --------     --------     --------
Net asset value, end of year..........................................    $ 11.50     $  12.30     $  11.94     $  11.77
                                                                          -------     --------     --------     --------
                                                                          -------     --------     --------     --------
TOTAL RETURN(b):......................................................      (1.37)%       8.28%        8.76%        4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $76,929     $ 99,823     $112,658     $135,764
Average net assets (000)..............................................    $88,626     $104,653     $122,744     $152,656
Ratios to average net assets:
   Expenses, including distribution fees..............................       1.13%        1.13%        1.08%(a)     1.08%(a)
   Expenses, excluding distribution fees..............................        .63%         .63%         .58%(a)      .58%(a)
   Net investment income..............................................       4.45%        4.53%        4.75%(a)     4.84%(a)

                                                                          1995
                                                                        --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................  $  11.71
                                                                        --------
Income from investment operations
Net investment income.................................................       .61(a)
Net realized and unrealized gain (loss) on investment transactions....       .20
                                                                        --------
   Total from investment operations...................................       .81
                                                                        --------
Less distributions
Dividends from net investment income..................................      (.61)
Distributions in excess of net investment income......................     --
Distributions from net realized gains.................................     --
Distributions in excess of capital gains..............................     --
                                                                        --------
   Total distributions................................................      (.61)
                                                                        --------
Net asset value, end of year..........................................  $  11.91
                                                                        --------
                                                                        --------
TOTAL RETURN(b):......................................................      7.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................  $163,013
Average net assets (000)..............................................  $230,033
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.11%(a)
   Expenses, excluding distribution fees..............................       .61%(a)
   Net investment income..............................................      5.30%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-145

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                          --------------------------------------------------
                                                                                        Year Ended August 31,
                                                                          --------------------------------------------------
                                                                           1999       1998       1997       1996       1995
                                                                          ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $12.30     $11.94     $11.77     $11.91     $11.71
                                                                          ------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .51        .52        .53(a)     .55(a)     .58(a)
Net realized and unrealized gain (loss) on investment transactions....      (.69)       .42        .43       (.09)       .20
                                                                          ------     ------     ------     ------     ------
   Total from investment operations...................................      (.18)       .94        .96        .46        .78
                                                                          ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.51)      (.52)      (.53)      (.55)      (.58)
Distributions in excess of net investment income......................      --         (.01)        --(c)    --         --
Distributions from net realized gains.................................      (.09)      (.05)      (.26)      (.05)      --
Distributions in excess of capital gains..............................      (.02)      --         --         --         --
                                                                          ------     ------     ------     ------     ------
   Total distributions................................................      (.62)      (.58)      (.79)      (.60)      (.58)
                                                                          ------     ------     ------     ------     ------
Net asset value, end of year..........................................    $11.50     $12.30     $11.94     $11.77     $11.91
                                                                          ------     ------     ------     ------     ------
                                                                          ------     ------     ------     ------     ------
TOTAL RETURN(b):......................................................     (1.62)%     8.01%      8.49%      3.86%      7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $1,830     $1,279     $  780     $  876     $  529
Average net assets (000)..............................................    $1,566     $  969     $  798     $  659     $  325
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.39%      1.38%      1.33%(a)   1.33%(a)   1.36%(a)
   Expenses, excluding distribution fees..............................       .64%       .63%       .58%(a)    .58%(a)    .61%(a)
   Net investment income..............................................      4.23%      4.28%      4.50%(a)   4.59%(a)   5.05%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-146

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                           Class Z
                                                                          ------------------------------------------
                                                                                                        December 6,
                                                                                            Year          1996(d)
                                                                          Year Ended       Ended          Through
                                                                          August 31,     August 31,      August 31,
                                                                             1999           1998            1997
                                                                             -----          -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $12.31         $11.95          $12.09
                                                                             -----          -----           -----
Income from investment operations
Net investment income.................................................         .60            .62             .46(a)
Net realized and unrealized gain (loss) on investment transactions....        (.69)           .42             .12
                                                                             -----          -----           -----
   Total from investment operations...................................        (.09)          1.04             .58
                                                                             -----          -----           -----
Less distributions
Dividends from net investment income..................................        (.60)          (.62)           (.46)
Distributions in excess of net investment income......................       --              (.01)             --(c)
Distributions from net realized gains.................................        (.09)          (.05)           (.26)
Distributions in excess of capital gains..............................        (.02)         --             --
                                                                             -----          -----           -----
   Total distributions................................................        (.71)          (.68)           (.72)
                                                                             -----          -----           -----
Net asset value, end of period........................................      $11.51         $12.31          $11.95
                                                                             -----          -----           -----
                                                                             -----          -----           -----
TOTAL RETURN(b):......................................................       (0.87)%         8.81%           5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................      $  464         $  497          $   28
Average net assets (000)..............................................      $  496         $  116          $   11
Ratios to average net assets:
   Expenses, including distribution fees..............................         .63%           .63%            .58%(a)/(e)
   Expenses, excluding distribution fees..............................         .63%           .63%            .58%(a)/(e)
   Net investment income..............................................        4.96%          5.03%           5.25%(a)/(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-147

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW YORK SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     NEW YORK SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.57 per share for Class A shares, $.54 per Class B shares, $.51 per Class C shares and $.60 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares ordinary dividends of $.025 (special taxable income and short-term capital gain) which is taxable as such and a long-term capital gain distribution of $0.083 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------
                                      B-148

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.E.M.O.T.                                               A-1+(d)           3.05%      11/01/99   $  3,100     $  3,100,000
Arlington Central Sch. Dist., Ser. 97B                          Aaa               6.25       12/15/99        575          579,453
Buffalo,
   Ser. 99A                                                     Aaa               3.25        2/01/00      2,788        2,792,778
   Ser. 99B                                                     Aaa               3.25        2/01/00      1,115        1,116,911
Clinton Cnty. Ind. Dev. Agcy., Champlain Plastics Proj.,
   Ser. 98A, F.R.W.D., A.M.T.                                   NR                3.45        9/01/99      4,840        4,840,000
Copiague Union Free Sch. Dist., T.A.N.                          NR                4.00        6/26/00      8,000        8,033,540
Dutchess Cnty. Ind. Dev. Agcy., Marist College Civic
   Facility, Ser. 99A, F.R.W.D.                                 A-1+(d)           3.10        9/02/99      7,500        7,500,000
Erie Cnty., R.A.N.                                              MIG1              4.00       10/13/99      4,000        4,004,468
Hempstead Ind. Dev. Agcy. Rev., American Refuel - Duke,
   Ser. 98, F.R.W.D.                                            A-1(d)            3.40        9/01/99      5,000        5,000,000
Mamaroneck Union Free Sch. Dist.,
   Ser. 99, B.A.N.                                              NR                4.25        7/07/00        590          593,618
   Ser. 99, T.A.N.                                              NR                3.90        2/08/00      4,200        4,209,283
Monroe Cnty. Ind. Dev. Agcy. Rev., Genesee Valley, Ser.
   97, F.R.W.D., A.M.T.                                         VMIG1             3.25        9/02/99      2,900        2,900,000
Nassau Cnty.,
   Gen. Improv., Ser. W                                         Aaa               4.50        9/01/99      1,000        1,000,000
   Gen. Improv., Ser. X                                         Aaa               5.00       11/01/99      5,765        5,784,989
Nassau Cnty., Ind. Dev. Agcy. Rev., J.C. Solution Inc.
   Proj., Ser. 97, F.R.W.D., A.M.T.                             NR                3.45        9/01/99      3,200        3,200,000
New York City Hsg. Dev. Corp.,
   One Columbus Pl., Ser. 98A, F.R.W.D., A.M.T.                 A-1+(d)           3.25        9/01/99     25,000       25,000,000
   Macombs Pl., Ser. 98A, F.R.W.D., A.M.T.                      A-1+(d)           3.20        9/01/99      3,300        3,300,000
   Multifamily Mtg., River Ct. Proj., Ser. 97A, F.R.W.D.,
      A.M.T.                                                    A-1(d)            3.20        9/01/99      8,100        8,100,000
New York City Mun. Water Fin. Auth., Mun. Sec'd. Trust
   Receipts, Ser. SSP34, F.R.D.D.S.                             VMIG1             3.10        9/01/99      8,300        8,300,000
New York City Transitional Fin. Auth.,
   Future Tax Sec'd. Bonds, Ser. 1998, F.R.D.D.S.               A-1+(d)           3.10        9/01/99      3,400        3,400,000
   Future Tax Sec'd. Bonds, Ser. A-2, F.R.W.D.S.                VMIG1             3.15        9/01/99     15,700       15,700,000
New York City, Gen. Oblig.,
   Ser. 91A                                                     Aaa               7.25        3/15/00      2,950 (e)    3,060,162
   Ser. 94A-4, F.R.D.D.                                         VMIG1             2.85        9/01/99        550          550,000
   Ser. 96J-2, F.R.W.D.                                         VMIG1             3.15        9/01/99     10,400       10,400,000
   Ser. 96J-3, F.R.W.D.                                         VMIG1             3.15        9/01/99      3,000        3,000,000
   Ser. 97M                                                     A3                6.00        6/01/00      1,665        1,695,333


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-149

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
   City Univ. Sys., Ser. 90B                                    Aaa               9.00%       7/01/00   $  2,000     $  2,091,986
   Cornell Univ., T.E.C.P.                                      P-1               3.40       10/12/99      2,000        2,000,000
   New York Public Library, Ser. 1999B, F.R.W.D.                VMIG1             3.00        9/01/99      5,000        5,000,000
   Putters State Univ., Ser. 107, F.R.W.D.S.                    VMIG1             3.32        9/02/99      3,000        3,000,000
   Rockefeller Univ., Ser. 97-C3201, F.R.W.D.S.                 A-1+(d)           3.27        9/02/99      8,850        8,850,000
   State Univ. Edu. Facs., Ser. 90A                             AAA(d)            7.625       5/15/00      1,300 (e)    1,365,310
   State Univ. Edu. Facs., Ser. 90A                             AAA(d)            7.70        5/15/00      1,745 (e)    1,833,566
   State Univ. Edu. Facs., Ser. 1989                            Aaa               7.25        5/15/00      2,100 (e)    2,199,536
New York St. Energy Res. & Dev. Auth.,
   Central Hudson Gas & Elec., Ser. 85A, F.R.W.D.               P-1               3.10        9/02/99     24,250       24,250,000
   Citibank Eagle Trust, Ser. 94A, F.R.W.D.S.                   A-1(d)            3.27        9/02/99      7,000        7,000,000
   New York St. Elec. & Gas, Ser. 85A, A.N.N.O.T.               A-1+(d)           3.00        3/15/00      1,500        1,500,000
   New York St. Elec. & Gas, Ser. D2, F.R.D.D.                  VMIG1             2.95        9/01/99      2,900        2,900,000
   Niagara Mohawk Pwr. Corp., Ser. 85B, F.R.D.D.                P-1               2.95        9/01/99      3,600        3,600,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D., A.M.T.        P-1               3.00        9/01/99      2,800        2,800,000
New York St. Environ. Facs. Corp.,
   Ser. 97A, T.E.C.P.                                           VMIG1             3.15        9/08/99      4,000        4,000,000
   Ser. 97A, T.E.C.P.                                           VMIG1             3.25        9/10/99      6,800        6,800,000
New York St. Hsg. Fin. Agcy. Rev.,
   240 East 39th St., Ser. 97A, F.R.W.D., A.M.T.                VMIG1             3.20        9/01/99      8,000        8,000,000
   Talleyrand Crescent Hsg., Ser. 99A, F.R.W.D., A.M.T.         VMIG1             3.25        9/01/99      1,000        1,000,000
   Tribeca Landing Hsg., Ser. A, F.R.W.D., A.M.T.               VMIG1             3.20        9/01/99     10,000       10,000,000
   Union Square So. Hsg., Ser. 96A, F.R.W.D., A.M.T.            MIG1              3.10        9/01/99      5,000        5,000,000
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   St. Lukes Roosevelt, Ser. 89B                                Aaa               7.40        2/15/00        965 (e)    1,001,592
   St. Lukes Roosevelt, Ser. 89B                                Aaa               7.45        2/15/00      4,325 (e)    4,491,074
New York St. Thruway Auth. Rev.,
   Highway & Bridge Trust Fund, Ser. 1998A                      A3                4.50        4/01/00      5,680        5,725,036
   Local Highway & Bridge Service Contract Rev., Ser. 94        MIG1              5.20        4/01/00      5,425        5,481,903
   Ser. SGA 66, F.R.W.D.S.                                      A-1+(d)           3.25        9/01/99      3,845        3,845,000
New York St., Gen. Oblig.,
   Ser. 90                                                      A-2               6.70       11/15/99      4,200        4,230,289
   Ser. 92                                                      A-2               7.80       11/15/99      2,230        2,250,811
Niagara Cnty. Ind. Dev. Agcy. Rev., F.R.W.D., A.M.T.,
   Solid Waste Disp. Rev., American Refuel Co., Ser. 94C        P-1               3.20        9/01/99     10,800       10,800,000
   Solid Waste Disp. Rev., American Refuel Co., Ser. 96D        P-1               3.20        9/01/99      7,800        7,800,000
Onondaga Cnty. Ind. Dev. Agcy. Rev., Syracuse Research
   Corp., Ser. 97A, F.R.W.D.                                    A-1(d)            3.25        9/02/99      6,220        6,220,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.                                            P-1               3.20        9/01/99     10,000       10,000,000
Port Auth. of New York & New Jersey, Ser. 93-1, F.R.W.D.        NR                3.307       9/07/99     12,000       12,000,000


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-150

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ramapo Hsg. Auth. Rev., Fountainview Proj., Ser. 98,
   F.R.W.D., A.M.T.                                             VMIG1             3.40%       9/01/99   $ 11,485     $ 11,485,000
Rockland Cnty. Ind. Dev. Agcy., Asstd. Living, Northern
   River, Ser. 99, F.R.W.D.                                     VMIG1             3.40        9/02/99      5,500        5,500,000
Smithtown Central Sch. Dist., T.A.N.                            MIG1              3.80        6/26/00      5,000        5,017,849
Wayne Central Sch. Dist.                                        Aaa               3.75        6/15/00      2,100        2,107,238
                                                                                                                     ------------
Total Investments--94.4%
(cost $338,306,725(b))                                                                                                338,306,725
Other assets in excess of liabilities--5.6%                                                                            20,249,243
                                                                                                                     ------------
Net Assets--100%                                                                                                     $358,555,968
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic (c).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (c).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (c).
    R.A.N.--Revenue Anticipation Note.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-151

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market value............................................      $  338,306,725
Cash......................................................................................................           3,017,799
Receivable for investments sold...........................................................................          14,603,250
Receivable for Series shares sold.........................................................................           4,372,999
Interest receivable.......................................................................................           2,212,234
Other assets..............................................................................................               7,948
                                                                                                                ---------------
   Total assets...........................................................................................         362,520,955
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           3,566,562
Management fee payable....................................................................................             153,259
Dividends payable.........................................................................................             149,700
Accrued expenses..........................................................................................              68,670
Distribution fee payable..................................................................................              21,097
Deferred trustee's fee....................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................           3,964,987
                                                                                                                ---------------
Net Assets................................................................................................      $  358,555,968
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    3,585,560
   Paid-in capital in excess of par.......................................................................         354,970,408
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  358,555,968
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share
   ($358,555,968 / 358,555,968 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized).....................................................................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-152

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $11,838,887
                                                 ---------------
Expenses
   Management fee.............................       1,878,249
   Distribution fee...........................         469,562
   Transfer agent's fees and expenses.........          96,000
   Custodian's fees and expenses..............          80,000
   Reports to shareholders....................          37,000
   Registration fees..........................          19,000
   Legal fees and expenses....................          11,000
   Audit fees and expenses....................           8,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           9,090
                                                 ---------------
      Total expenses..........................       2,612,401
   Less: Custodian fee credit.................          (8,358)
                                                 ---------------
      Net expenses............................       2,604,043
                                                 ---------------
Net investment income.........................       9,234,844
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 9,234,844
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $     9,234,844    $    10,824,877
   Net realized gain on
      investment
      transactions...........        --                     3,750
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        9,234,844         10,828,627
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........       (9,234,844)       (10,828,627)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,191,546,021      1,298,953,146
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        9,050,815         10,570,063
   Cost of shares
      reacquired.............   (1,254,393,321)    (1,255,462,008)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.....      (53,796,485)        54,061,201
                               ---------------    ---------------
Total increase (decrease)....      (53,796,485)        54,061,201
Net Assets
Beginning of year............      412,352,453        358,291,252
                               ---------------    ---------------
End of year..................  $   358,555,968    $   412,352,453
                               ---------------    ---------------
                               ---------------    ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-153

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the 'Series') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC. ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $95,000 for the services of PMFS. As of August 31, 1999, approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.


--------------------------------------------------------------------------------
                                      B-154

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                         Year Ended August 31,
                                                                            -----------------------------------------------
                                                                              1999         1998         1997         1996
                                                                            --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains............................         .02          .03          .03          .03
Dividends and distributions to shareholders.............................        (.02)        (.03)        (.03)        (.03)
                                                                            --------     --------     --------     --------
Net asset value, end of year............................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                            --------     --------     --------     --------
                                                                            --------     --------     --------     --------
TOTAL RETURN(a):........................................................        2.49%        2.94%        2.91%        2.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........................................    $358,556     $412,352     $358,291     $349,470
Average net assets (000)................................................    $375,650     $373,494     $326,092     $336,427
Ratios to average net assets:
   Expenses, including distribution fee.................................         .70%         .69%         .71%         .72%
   Expenses, excluding distribution fee.................................         .57%         .57%         .58%         .60%
   Net investment income................................................        2.46%        2.90%        2.87%        2.91%
                                                                            1995
                                                                          --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................................  $   1.00
Net investment income and net realized gains............................       .03
Dividends and distributions to shareholders.............................      (.03)
                                                                          --------
Net asset value, end of year............................................  $   1.00
                                                                          --------
                                                                          --------
TOTAL RETURN(a):........................................................      3.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........................................  $324,698
Average net assets (000)................................................  $292,763
Ratios to average net assets:
   Expenses, including distribution fee.................................       .73%
   Expenses, excluding distribution fee.................................       .61%
   Net investment income................................................      3.02%

---------------
(a) Total return includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-155

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-156

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                              NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income totaling $.02 per share were federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                                      B-157

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Atlantic City, Brd. of Ed., Cert. of Part., M.B.I.A.            Aaa              4.00%        5/01/00   $    375     $    375,957
Bernardsville Borough, G.O.                                     Aa1              4.85         7/01/00        325          327,883
Bridgewater Twnshp., G.O.                                       Aa1              4.60         7/15/00        765          771,251
Burlington Cnty.
   Cmnty. Coll.                                                 AA(c)            4.65         7/15/00        900          908,753
   G.O.                                                         Aa1              5.20        10/01/99      1,630        1,632,812
Camden Cnty. Impvt. Auth. Rev., Senior Redevt.,
   Harvest Village Proj., F.R.D.D.                              A-1+(c)          2.50         9/01/99      2,000        2,000,000
Dover Twnshp. Gen. Impvt. Ser. Bonds, M.B.I.A.                  Aaa              4.90         7/15/00        500          505,495
East Brunswick Twnshp., G.O., B.A.N.                            NR               3.50        10/15/99      2,617        2,618,218
Englewood Twnshp., B.A.N.                                       NR               4.00         7/14/00      5,137        5,160,143
Evesham Twnshp., G.O., M.B.I.A.                                 Aaa              4.00         8/15/00        350          350,804
Florham Park, G.O., B.A.N.                                      NR               3.25        11/05/99      4,174        4,175,442
Glen Rock Borough, B.A.N.                                       NR               3.50         6/09/00      2,482        2,486,830
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Monsanto Co. Proj., Ser.92, F.R.W.D.                         P-1              3.10         9/01/99      4,800        4,800,000
Hackensack Twnshp., B.A.N.                                      NR               3.40         6/02/00      3,087        3,090,320
Holmdel Twnshp., B.A.N.                                         NR               4.125        2/24/00      3,071        3,080,193
Hopatcong Borough, G.O., F.G.I.C.                               Aaa              4.80         6/01/00        200          202,115
Hudson Cnty. Impvt. Auth. Rev., Pooled Gov't. Loan Prog.,
   Ser. 86, F.R.W.D.                                            A-1+(c)          3.20         9/02/99      2,945        2,945,000
Iowa Fin. Auth., Sol. Waste Disp. Rev., Daily Cedar River
   Paper Co., F.R.D.D., A.M.T.                                  A-1+(c)          3.00         9/01/99        600          600,000
Jersey City, G.O., B.A.N.                                       MIG1             3.50         1/14/00     10,000       10,014,316
Middlesex Cnty.,
   Cnty. Coll.                                                  Aaa              4.40         7/15/00        300          302,282
   Gen. Impvt.                                                  Aaa              4.40         7/15/00        460          463,499
Monmouth Cnty., G.O.                                            Aaa              5.00         7/01/00      1,000        1,014,171
Mount Olive Twnshp.,
   G.O., B.A.N.                                                 NR               3.30        12/09/99      1,200        1,200,628
   G.O., B.A.N.                                                 NR               3.60         2/17/00        653          654,169
New Jersey Hsg. & Mtg. Fin. Agcy.,
   Eagle Tax Exempt, Trust 92A, Ser. 3001, F.R.W.D.S.           A-1+(c)          3.31         9/02/99      3,200        3,200,000
   Home Buyer Rev., Ser. U, M.B.I.A., A.M.T.                    Aaa              4.25        10/01/99      1,375        1,376,094
   Home Buyer, Ser. 96S, F.R.W.D.S., M.B.I.A., A.M.T.           A-1+(c)          3.29         9/02/99      5,520        5,520,000
New Jersey St. Econ. Dev. Auth.,
   865 Centennial Ave. Proj., Ser. 85, F.R.W.D., A.M.T.         A-1+(c)          3.39         9/02/99      2,500        2,500,000
   AIRIS Newark, F.R.W.D., A.M.B.A.C.                           A-1+(c)          3.10         9/02/99      5,000        5,000,000
   Alpha Assoc. & Avallone, Ser. 98, F.R.W.D.                   A-1(c)           3.25         9/01/99      2,700        2,700,000
   Bayshore Hlth. Care, Ser. 98A, F.R.W.D.                      VMIG1            3.20         9/02/99      3,900        3,900,000


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-158

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
   Block Drug Corp., Ser. 89A, F.R.W.D.                         P-1              3.30%        9/01/99   $  2,800     $  2,800,000
   Block Drug Corp., Ser. 89B, F.R.W.D.                         P-1              3.30         9/01/99      1,650        1,650,000
   Catholic Cmnty. Svcs. Proj., Ser. 93, F.R.W.D.               VMIG1            3.05         9/02/99      5,570        5,570,000
   Catholic Cmnty. Svcs. Proj., Ser. 95, F.R.W.D.               VMIG1            3.05         9/02/99      3,545        3,545,000
   Davidson Ave. Assoc. Ltd., Ser. 84, F.R.W.D., A.M.T.         A-1+(c)          3.39         9/02/99      2,500        2,500,000
   Dow Chemical, Ser. 84A, F.R.D.D.                             P-1              2.60         9/01/99      2,200        2,200,000
   Elizabethtown Wtr. Co., Ser. B, F.R.W.D., A.M.B.A.C.,
      A.M.T.                                                    A-1+(c)          2.75         9/01/99      5,500        5,500,000
   Fin. Assoc. L.P., Ser. 97, F.R.W.D.                          A-1+(c)          3.34         9/02/99      3,952        3,952,000
   GSA Bldg. Assoc. Ltd., Ser. 85, F.R.W.D., A.M.T.             A-1+(c)          3.39         9/02/99      4,200        4,200,000
   Jewish Home At Rockliegh, F.R.W.D.                           VMIG1            3.20         9/03/99     10,000       10,000,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.15         9/02/99      1,690        1,690,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      NR               2.95         9/01/99      1,175        1,175,000
   National Refrigerants Inc., Ser. 94A, F.R.W.D., A.M.T.       P-1              3.30         9/01/99        400          400,000
   New Jersey Foreign Trade Zone Venture, Ser. 98,
      F.R.D.D.                                                  A-1+(c)          2.80         9/01/99      8,000        8,000,000
   New Jersey Performing Arts Ctr., A.M.B.A.C.                  Aaa              8.00         6/15/00      1,455        1,508,484
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            3.65         9/01/99        285          285,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            3.65         9/01/00      2,825        2,825,000
   Office Court Assoc. Proj., F.R.W.D., A.M.T.                  A-1+(c)          3.25         9/01/99      1,575        1,575,000
   Owens Drive Bldg. Ltd., Ser. 84, F.R.W.D., A.M.T.            A-1+(c)          3.39         9/02/99      1,200        1,200,000
   Owens Drive Bldg. Ltd., Ser. 90, F.R.W.D., A.M.T.            A-1+(c)          3.39         9/02/99      1,450        1,450,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.10         9/02/99      3,000        3,000,000
   Raritan Bldg. Assoc. Ltd., Ser. 85, F.R.W.D.                 A-1+(c)          3.34         9/02/99      3,500        3,500,000
   RJB Associates Ltd., F.R.W.D.                                NR               3.10         9/02/99      1,242        1,242,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1+(c)          2.95         9/01/99      3,000        3,000,000
   Stolthaven Proj. Ser. A, Rev.                                P-1              2.60         9/01/99      3,800        3,800,000
   U.S. Golf Assn. Proj., F.R.W.D.                              NR               3.10         9/02/99      2,400        2,400,000
   United Water Fac. Rev., F.R.D.D., A.M.B.A.C.                 VIMIG1           3.00         9/01/99      1,200        1,200,000
   V.P.R. Commerce Ctr., F.R.W.D.                               A-1(c)           3.10         9/02/99      6,700        6,700,000
   Volvo America Corp., Ser. 84, F.R.W.D.                       NR               3.63         9/01/99      1,500        1,500,000
   West Essex Assoc. Ltd., Ser. 84, F.R.W.D.                    A-1+(c)          3.34         9/02/99      1,300        1,300,000
New Jersey St. Educ. Facs. Auth. Rev., Higher Educ. Tech.
   Infras.                                                      Aa3              4.25         9/01/99      1,400        1,400,000
New Jersey St. Transport. Trust Fund Auth.
   Ser. 49, F.R.W.D.S., F.S.A.                                  VMIG1            3.09         9/02/99      4,995        4,995,000
   Ser. 95B, M.B.I.A.                                           Aaa              4.50         6/15/00      1,000        1,008,027
New Jersey Wastewater Treatment Trust Loan Rev., Ser. A,
   F.G.I.C.                                                     Aaa              Zero         9/01/99      1,000        1,000,000
North Brunswick Twnshp.,
   G.O., B.A.N.                                                 NR               3.20        12/06/99      1,500        1,500,763
   G.O., B.A.N., A.M.T.                                         NR               3.40        12/29/99      1,490        1,491,413
Ocean Twnshp. B.A.N.                                            NR               3.30         5/26/00      4,025        4,028,133
Pleasantville Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.      Aaa              3.75         6/01/00        430          431,249


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-159

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey,
   Ser. 3, F.R.D.D.                                             VMIG1            2.90%        9/01/99   $  1,000     $  1,000,000
   Ser. 93-2, F.R.W.D.                                          NR               3.307        9/07/99      8,000        8,000,000
   Spec. Oblig. Rev., Ser. 6, F.R.D.D., A.M.T.                  VMIG1            2.75         9/01/99      2,800        2,800,000
Princeton Twnshp., Mercer Co.,
   B.A.N.                                                       NR               3.90         9/02/99      1,500        1,500,018
   B.A.N.                                                       NR               3.375        3/30/00      3,000        3,005,448
Puerto Rico Elec. Pwr. Auth., Ser. SGA43, F.R.W.D.S.,
   M.B.I.A.                                                     A-1+(c)          3.07         9/01/99      2,000        2,000,000
Rancocas Valley Regional High Sch. Dist., F.G.I.C.              AAA(c)           5.30         2/01/00        710          715,628
Sayreville Twnshp., Bd. of Ed., F.S.A.                          AAA(c)           4.80         7/15/00        230          232,336
South Plainfield Swr. Utility, F.S.A.                           Aaa              4.80         6/15/00        225          227,239
Stafford Twnshp., G.O., F.G.I.C.                                Aaa              4.75         2/01/00        555          558,635
Sterling Regional High Sch. Dist., F.S.A.                       AAA(c)           4.75         6/01/00        260          262,752
Trenton Sch. Dist.                                              NR               3.25         3/10/00      2,675        2,677,708
Union Cnty., Cnty. Coll.                                        Aaa              4.30         2/01/00        670          672,438
Watchung Borough, G.O.                                          Aa1              4.00         5/01/00        400          402,204
West Milford Twnshp., G.O., F.S.A.                              Aaa              4.30         7/15/00        500          503,909
                                                                                                                     ------------
Total Investments--98.5%
(Amortized cost $203,956,759;(d))                                                                                     203,956,759
Other assets in excess of liabilities--1.5%                                                                             3,047,471
                                                                                                                     ------------
Net Assets--100%                                                                                                     $207,004,230
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  A.O.T.--Annual Optional Tender.
  B.A.N.--Bond Anticipation Note.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note (b).
  F.S.A.--Financial Security Assurance.
  G.O.--General Obligation.
  M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-160

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1999
                                                                                                                ---------------
Investments, at amortized cost which approximates market value............................................       $ 203,956,759
Cash......................................................................................................           2,015,410
Receivable for investments sold...........................................................................           2,825,000
Interest receivable.......................................................................................           1,487,241
Receivable for Series shares sold.........................................................................           1,430,508
Deferred expenses and other assets........................................................................               4,609
                                                                                                                ---------------
   Total assets...........................................................................................         211,719,527
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           2,825,000
Payable for Series shares reacquired......................................................................           1,695,853
Management fee payable....................................................................................              87,177
Dividends payable.........................................................................................              83,597
Distribution fee payable..................................................................................              11,807
Accrued expenses and other liabilities....................................................................               8,799
Deferred trustee's fee....................................................................................               3,064
                                                                                                                ---------------
   Total liabilities......................................................................................           4,715,297
                                                                                                                ---------------
Net Assets................................................................................................       $ 207,004,230
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................       $   2,070,043
   Paid-in capital in excess of par.......................................................................         204,934,187
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................       $ 207,004,230
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($207,004,230 / 207,004,230 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-161

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest and discount earned...............     $ 6,687,140
                                                 ---------------
Expenses
   Management fee.............................       1,047,394
   Distribution fee...........................         261,849
   Transfer agent's fees and expenses.........          60,000
   Custodian's fees and expenses..............          59,000
   Reports to shareholders....................          30,000
   Registration fees..........................          12,000
   Legal fees and expenses....................           8,000
   Audit fees and expenses....................           8,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................          12,375
                                                 ---------------
      Total expenses..........................       1,503,118
   Less: Custodian fee credit (Note 1)........         (25,779)
                                                 ---------------
      Net expenses............................       1,477,339
                                                 ---------------
Net investment income.........................       5,209,801
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 5,209,801
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $   5,209,801     $  5,610,096
   Net realized gain on investment
      transactions................              --            6,532
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...       5,209,801        5,616,628
                                    ---------------    ------------
Dividends and distributions to
   shareholders (Note 1)..........      (5,209,801)      (5,616,628)
                                    ---------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed..................     772,444,020      698,322,054
   Net asset value of shares
      issued in reinvestment of
      dividends...................       5,083,846        5,490,086
   Cost of shares reacquired......    (771,438,504)    (702,369,007)
                                    ---------------    ------------
   Net increase in net assets from
      Series share transactions...       6,089,362        1,443,133
                                    ---------------    ------------
Total increase....................       6,089,362        1,443,133
Net Assets
Beginning of year.................     200,914,868      199,471,735
                                    ---------------    ------------
End of year.......................   $ 207,004,230     $200,914,868
                                    ---------------    ------------
                                    ---------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-162

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the 'Series') commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services ('PIMS'), which acts as the distributor of the Series. The Series reimbursed PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly. PIFM, PIMS and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $57,000 for the services of PMFS. As of August 31, 1999, approximately $4,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.


--------------------------------------------------------------------------------
                                      B-163

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                         Year Ended August 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income(a)...........................................        .03          .03          .03          .03          .03
Dividends and distributions to shareholders........................       (.03)        (.03)        (.03)        (.03)        (.03)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
                                                                      --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................................       2.52%        2.87%        2.82%        2.92%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................   $207,004     $200,915     $199,472     $181,396     $182,453
Average net assets (000)...........................................   $209,479     $198,647     $196,223     $192,617     $171,223
Ratios to average net assets:
   Expenses, including distribution fee............................        .72%         .73%         .73%         .70%         .64%
   Expenses, excluding distribution fee............................        .59%         .60%         .60%         .57%         .51%
   Net investment income...........................................       2.49%        2.82%        2.78%        2.89%        3.11%

---------------
(a) Net of custodian fee credit.
(b) Total return includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-164

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)      NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.03 per share were federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                                      B-166

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
------------------------------------------------------------------------------------------------------------------------------
Asheville Hsg. Auth., Multi. Fam. Rev., Woodridge Apts.,
   G.N.M.A., A.M.T.                                             AAA(b)            5.70%      11/20/19   $    750      $   745,478
Charlotte Mecklenberg Hosp. Auth.,
   Hlth. Care Sys. Rev.                                         AA(b)             6.25        1/01/20        430 (d)      456,578
   Hlth. Care Sys. Rev.                                         Aa3               6.25        1/01/20        320          333,159
   Hlth. Care Sys. Rev.                                         Aa3               5.875       1/15/26      1,000          992,630
Charlotte Spec. Fac. Rev., Douglas Intl. Airport Proj.,
   A.M.T.                                                       NR                5.60        7/01/27        500          440,935
Charlotte Wtr. & Swr., Gen. Oblig.                              Aaa               6.20        6/01/17      1,500 (d)    1,602,570
Charlotte Wtr. & Swr., Gen. Oblig.                              Aaa               5.90        2/01/19      1,000 (d)    1,073,570
Columbus Cnty. Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev.,
   Intl. Paper Co. Proj., A.M.T.                                A3                6.15        4/01/21      1,000        1,014,390
Concord Util. Sys. Rev., M.B.I.A.                               Aaa               5.50       12/01/14      1,000        1,009,150
Cumberland Cnty. No. Carolina Hosp. Fac. Rev., Cumberland
   Cnty. Hosp. Sys. Inc.                                        A3                5.25       10/01/29        500          442,355
Fayetteville, Cert. of Part., A.M.B.A.C.                        Aaa               6.875      12/01/08      1,000 (d)    1,027,860
Greensboro Enterprise Sys. Rev., Ser. A                         A1                5.30        6/01/15      1,000          986,680
Guam Airport Auth. Rev., Ser. B                                 BBB(b)            6.60       10/01/10      1,000        1,066,690
Guam Pwr. Auth. Rev.,
   Ser. A                                                       BBB(b)            6.625      10/01/14        250 (d)      278,722
   Ser. A                                                       BBB(b)            6.75       10/01/24        525 (d)      588,273
Halifax Cnty. Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev.,
   Champion Intl. Corp. Proj., Ser. A, A.M.T.                   Baa1              5.45       11/01/33      1,000          877,420
Lenoir Hsg. Auth. Mtge. Rev., Caldwell Garden Apt. Proj.,
   Ser. A, G.N.M.A.                                             AAA(b)            5.70        8/20/24      1,000          993,390
Lincoln Cnty., Gen. Oblig., F.G.I.C.                            Aaa               5.10        6/01/09      1,170        1,185,339
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                   Aaa               5.75       10/01/26      1,000          985,100
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., Ser. A                                       Baa3              6.40        1/01/21      1,000        1,003,460
   Pwr. Sys. Rev., Ser. A                                       Aaa               6.00        1/01/26        650 (d)      691,613
   Pwr. Sys. Rev., Ser. A, E.T.M.                               Aaa               6.50        1/01/18      1,995        2,243,198
   Pwr. Sys. Rev., Ser. A, M.B.I.A.                             Aaa               6.50        1/01/18      1,005        1,111,409
   Pwr. Sys. Rev., A.M.B.A.C.                                   Aaa               6.00        1/01/18      1,000        1,048,910
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser.
   TT, A.M.T.                                                   Aa2               5.70        9/01/26      1,000          964,010
No. Carolina Med. Care Comm., Hlth. Care Fac. Rev.,
   Scotland Mem. Hosp. Proj.                                    AA(b)             5.50       10/01/29        500          469,965
No. Carolina Med. Care Comm., Hosp. Rev.,
   Annie Pen Mem. Hosp. Proj.                                   Baa3              7.50        8/15/21      1,000 (d)    1,090,950
   Rex Hosp. Proj.                                              Aaa               6.25        6/01/17      1,750 (d)    1,890,385
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.00        1/01/10      1,250        1,328,037
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.97 (c)    1/01/12      2,000        2,020,000


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-167

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Northern Hosp. Dist., Surry Cnty. Hlth. Care Fac. Rev.          Ba1              7.875%      10/01/21    $ 1,500      $ 1,577,700
Pitt Cnty. Pub. Fac., Cert. of Part.,
   Ser. A, M.B.I.A.                                             Aaa              5.55         4/01/12      1,500        1,528,950
   Ser. B, M.B.I.A.                                             Aaa              5.40         4/01/08        700          725,249
Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp., E.T.M.                  Aaa              5.25        12/01/21      1,500        1,423,140
Puerto Rico Commonwlth.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              6.25         7/01/10      1,240        1,311,387
   Pub. Impt., Gen. Oblig.                                      Baa1             Zero         7/01/15      2,150          895,346
Puerto Rico Commonwlth., Hwy. & Trans. Auth. Rev.,
   Ser. A, A.M.B.A.C.                                           Aaa              Zero         7/01/15      1,000          426,170
   Ser. A, A.M.B.A.C.                                           Aaa              Zero         7/01/16      1,000          401,840
Puerto Rico Tel. Auth. Rev., M.B.I.A.                           Aaa               6.971       1/25/03      1,000 (d)    1,061,250
Raleigh Hsg. Auth., Multi. Fam. Mtge. Rev., Ceder Pt.
   Apts. Proj., Ser. A                                          A-(c)             5.875      11/01/24      1,000          964,920
Union Cnty., Gen. Oblig.                                        A1                6.50        4/01/07        850 (d)      896,469
University of No. Carolina,
   Util. Sys. Rev.                                              Aa2              Zero         8/01/16      1,000          389,640
   Util. Sys. Rev.                                              Aa2              Zero         8/01/18      1,000          344,720
   Util. Sys. Rev.                                              Aa2              Zero         8/01/19      2,715          881,262
Virgin Islands Terr., Spl. Tax                                  NR                7.75       10/01/06        335 (d)      357,747
Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.                         Aaa               5.125      10/01/26      1,000          948,940
Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.                    A1                8.00        9/01/07        240          246,434
Winston Salem, Wtr. & Swr. Sys. Rev., Ser. B                    Aa2               5.70        6/01/17      1,000        1,000,520
                                                                                                                      -----------
Total Investments--98.6%
(cost $44,198,068; Note 4)                                                                                             45,343,910
Other assets in excess of liabilities--1.4%                                                                               644,407
                                                                                                                      -----------
Net Assets--100%                                                                                                      $45,988,317
                                                                                                                      -----------
                                                                                                                      -----------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 1999.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-168

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $44,198,068)..................................................................      $  45,343,910
Cash......................................................................................................            148,483
Interest receivable.......................................................................................            635,533
Receivable for investments sold...........................................................................             10,000
Other assets..............................................................................................              1,373
                                                                                                                ---------------
   Total assets...........................................................................................         46,139,299
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             59,281
Dividends payable.........................................................................................             37,265
Management fee payable....................................................................................             19,780
Payable for Series shares reaquired.......................................................................             15,500
Distribution fee payable..................................................................................             13,457
Deferred trustee's fee....................................................................................              5,699
                                                                                                                ---------------
   Total liabilities......................................................................................            150,982
                                                                                                                ---------------
Net Assets................................................................................................      $  45,988,317
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      42,088
   Paid-in capital in excess of par.......................................................................         44,782,177
                                                                                                                ---------------
                                                                                                                   44,824,265
   Accumulated net realized gain on investments...........................................................             18,210
   Net unrealized appreciation on investments.............................................................          1,145,842
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  45,988,317
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($29,399,749 / 2,691,056 shares of beneficial interest issued and outstanding)......................             $10.92
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.26
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($16,559,620 / 1,515,090 shares of beneficial interest issued and outstanding)......................             $10.93
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($28,948 / 2,648 shares of beneficial interest issued and outstanding)..............................             $10.93
   Sales charge (1% of offering price)....................................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.04
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-169

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
  Interest..................................     $ 2,819,431
                                               ---------------
Expenses
  Management fee............................         251,728
  Distribution fee--Class A.................          61,349
  Distribution fee--Class B.................          98,477
  Distribution fee--Class C.................             223
  Custodian's fees and expenses.............          75,000
  Registration fees.........................          25,000
  Reports to shareholders...................          25,000
  Transfer agent's fees and expenses........          18,000
  Audit fees and expenses...................          10,000
  Legal fees and expenses...................           8,000
  Trustee's fees and expenses...............           4,500
  Miscellaneous.............................             737
                                               ---------------
     Total expenses.........................         578,014
  Less: Custodian fee credit................            (259)
                                               ---------------
  Net expenses..............................         577,755
                                               ---------------
Net investment income.......................       2,241,676
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions...................          90,240
  Financial futures transactions............         (31,352)
                                               ---------------
                                                      58,888
Net change in unrealized appreciation on:
  Investments...............................      (3,120,844)
                                               ---------------
Net loss on investments.....................      (3,061,956)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (820,280)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1999           1998
Operations
  Net investment income.............  $ 2,241,676    $ 2,448,496
  Net realized gain on investment
     transactions...................       58,888        467,783
  Net change in unrealized
     appreciation of investments....   (3,120,844)     1,410,422
                                      -----------    -----------
  Net increase (decrease) in net
     assets resulting from
     operations.....................     (820,280)     4,326,701
                                      -----------    -----------
Dividends and distributions (Note
  1):
  Dividends from net investment income
     Class A........................   (1,400,647)    (1,417,583)
     Class B........................     (839,833)    (1,029,623)
     Class C........................       (1,196)        (1,290)
                                      -----------    -----------
                                       (2,241,676)    (2,448,496)
                                      -----------    -----------
  Dividends in excess of net
     investment income
     Class A........................      --              (3,350)
     Class B........................      --              (2,696)
     Class C........................      --                  (2)
                                      -----------    -----------
                                          --              (6,048)
                                      -----------    -----------
  Distributions from net realized
     gains
     Class A........................     (152,983)       --
     Class B........................     (100,812)       --
     Class C........................         (148)       --
                                      -----------    -----------
                                         (253,943)       --
                                      -----------    -----------
Series share transactions (net of
  share conversions) (Note 5):
  Net proceeds from shares sold.....    3,818,192      1,884,417
  Net asset value of shares issued
     in reinvestment of dividends
     and distributions..............    1,320,522      1,223,860
  Cost of shares reacquired.........   (7,739,135)    (7,439,832)
                                      -----------    -----------
  Net decrease in net assets from
     Series share transactions......   (2,600,421)    (4,331,555)
                                      -----------    -----------
Total decrease......................   (5,916,320)    (2,459,398)
Net Assets
Beginning of year...................   51,904,637     54,364,035
                                      -----------    -----------
End of year.........................  $45,988,317    $51,904,637
                                      -----------    -----------
                                      -----------    -----------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-170

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the 'Series') commenced investment operations in February 1985. The Series is diversified and its investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custodian Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.


--------------------------------------------------------------------------------
                                      B-171

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that it received approximately $3,600 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that during the year ended August 31, 1999, it received approximately $19,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $15,800 for the services of PMFS. As of August 31, 1999, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $7,394,150 and $9,949,025, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999, was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,145,842 (gross unrealized appreciation-$1,797,033; gross unrealized depreciation-$651,191).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A


--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     160,409    $  1,841,063
Shares issued in reinvestment of
  dividends and distributions.......      70,495         808,498
Shares reacquired...................    (371,069)     (4,230,540)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (140,165)     (1,580,979)
Shares issued upon conversion from
  Class B...........................     251,666       2,895,820
                                      ----------    ------------
Net increase in shares
  outstanding.......................     111,501    $  1,314,841
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      59,805    $    689,711
Shares issued in reinvestment of
  dividends and distributions.......      61,184         704,193
Shares reacquired...................    (340,697)     (3,915,222)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (219,708)     (2,521,318)
Shares issued upon conversion from
  Class B...........................     198,171       2,280,593
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (21,537)   $   (240,725)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1999:
Shares sold.........................     170,364    $  1,976,534
Shares issued in reinvestment of
  dividends and distributions.......      44,516         511,315
Shares reacquired...................    (306,345)     (3,508,595)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (91,465)     (1,020,746)
Shares reacquired upon conversion
  into Class A......................    (251,607)     (2,895,820)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (343,072)   $ (3,916,566)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     102,504    $  1,180,465
Shares issued in reinvestment of
  dividends and distributions.......      45,084         519,030
Shares reacquired...................    (301,758)     (3,476,241)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (154,170)     (1,776,746)
Shares reacquired upon conversion
  into Class A......................    (198,135)     (2,280,593)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (352,305)   $ (4,057,339)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1999:
Shares sold.........................          52    $        595
Shares issued in reinvestment of
  dividends
  and distributions.................          61             709
Shares reacquired...................          --              --
                                      ----------    ------------
Net increase in shares
  outstanding.......................         113    $      1,304
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................       1,231    $     14,241
Shares issued in reinvestment of
  dividends
  and distributions.................          56             637
Shares reacquired...................      (4,208)        (48,369)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,921)   $    (33,491)
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------

                                    PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class A
                                                          -------------------------------------------------------
                                                                           Year Ended August 31,
                                                          -------------------------------------------------------
                                                           1999        1998        1997        1996        1995
                                                          -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.69     $ 11.28     $ 11.06     $ 11.19     $ 11.06
                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income..................................       .53         .55         .54(a)      .53(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................      (.71)        .41         .38        (.01)        .13
                                                          -------     -------     -------     -------     -------
   Total from investment operations....................      (.18)        .96         .92         .52         .73
                                                          -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................      (.53)       (.55)       (.54)       (.53)       (.60)
Distributions in excess of net investment income.......        --          --(c)       --          --          --
Distributions from net realized gains..................      (.06)         --        (.16)       (.12)         --
                                                          -------     -------     -------     -------     -------
   Total distributions.................................      (.59)       (.55)       (.70)       (.65)       (.60)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year...........................   $ 10.92     $ 11.69     $ 11.28     $ 11.06     $ 11.19
                                                          -------     -------     -------     -------     -------
                                                          -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................     (1.72)%      8.72%       8.58%       4.70%       6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $29,400     $30,149     $29,350     $28,089     $26,519
Average net assets (000)...............................   $30,621     $29,617     $29,055     $27,628     $15,244
Ratios to average net assets:
   Expenses, including distribution fees...............      1.03%        .84%        .93%(a)    1.03%(a)     .98%(a)
   Expenses, excluding distribution fees...............       .83%        .74%        .83%(a)     .93%(a)     .88%(a)
   Net investment income...............................      4.57%       4.79%       4.87%(a)    4.78%(a)    5.25%(a)
For Class A, B and C shares:
   Portfolio turnover rate.............................        15%         27%         35%         23%         28%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-174

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                          -------------------------------------------------------
                                                                           Year Ended August 31,
                                                          -------------------------------------------------------
                                                           1999        1998        1997        1996        1995
                                                          -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.69     $ 11.29     $ 11.06     $ 11.19     $ 11.06
                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income..................................       .49         .51         .50(a)      .49(a)      .55(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................      (.70)        .40         .39        (.01)        .13
                                                          -------     -------     -------     -------     -------
   Total from investment operations....................      (.21)        .91         .89         .48         .68
                                                          -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................      (.49)       (.51)       (.50)       (.49)       (.55)
Distributions in excess of net investment income.......        --          --(c)       --          --          --
Distributions from net realized gains..................      (.06)         --        (.16)       (.12)         --
                                                          -------     -------     -------     -------     -------
   Total distributions.................................      (.55)       (.51)       (.66)       (.61)       (.55)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year...........................   $ 10.93     $ 11.69     $ 11.29     $ 11.06     $ 11.19
                                                          -------     -------     -------     -------     -------
                                                          -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................     (1.93)%      8.19%       8.25%       4.28%       6.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $16,560     $21,726     $524,952    $31,029     $40,119
Average net assets (000)...............................   $19,695     $23,460     $27,703     $35,605     $51,963
Ratios to average net assets:
   Expenses, including distribution fees...............      1.33%       1.24%       1.33%(a)    1.43%(a)    1.34%(a)
   Expenses, excluding distribution fees...............       .83%        .74%        .83%(a)     .93%(a)     .84%(a)
   Net investment income...............................      4.26%       4.39%       4.47%(a)    4.37%(a)    5.10%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-175

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                               Class C
                                                          --------------------------------------------------
                                                                        Year Ended August 31,
                                                          --------------------------------------------------
                                                           1999       1998       1997       1996       1995
                                                          ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $11.69     $11.29     $11.06     $11.19     $11.06
                                                          ------     ------     ------     ------     ------
Income from investment operations
Net investment income..................................      .46        .48        .47(a)     .46(a)     .52(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................     (.70)       .40        .39       (.01)       .13
                                                          ------     ------     ------     ------     ------
   Total from investment operations....................     (.24)       .88        .86        .45        .65
                                                          ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...................     (.46)      (.48)      (.47)      (.46)      (.52)
Distributions in excess of net investment income.......       --         --(c)      --         --         --
Distributions from net realized gains..................     (.06)        --       (.16)      (.12)        --
                                                          ------     ------     ------     ------     ------
   Total distributions.................................     (.52)      (.48)      (.63)      (.58)      (.52)
                                                          ------     ------     ------     ------     ------
Net asset value, end of year...........................   $10.93     $11.69     $11.29     $11.06     $11.19
                                                          ------     ------     ------     ------     ------
                                                          ------     ------     ------     ------     ------
TOTAL RETURN(b):.......................................    (2.18)%     7.92%      7.98%      4.03%      6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $   29     $   30     $   62     $   72     $   53
Average net assets (000)...............................   $   30     $   31     $   68     $   69     $   32
Ratios to average net assets:
   Expenses, including distribution fees...............     1.58%      1.49%      1.58%(a)   1.68%(a)   1.63%(a)
   Expenses, excluding distribution fees...............      .83%       .74%       .83%(a)    .93%(a)    .88%(a)
   Net investment income...............................     4.02%      4.14%      4.22%(a)   4.14%(a)   4.59%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-176

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-177

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $0.53 per Class A share, $0.49 per Class B share, and $0.46 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a short-term capital gain distribution of $0.008 which is taxable as ordinary income and a long-term capital gain distribution of $0.05 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.8%
------------------------------------------------------------------------------------------------------------------------------
Akron Econ. Dev. Rev., M.B.I.A.                                Aaa               6.00%      12/01/12   $  1,750       $ 1,872,290
Akron, Gen. Oblig.                                             A2               10.50       12/01/04        200           254,466
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.        Aaa               6.50       12/01/16      1,000         1,077,510
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.               Aaa               5.85       12/01/15        700           721,056
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                      NR               11.75        8/01/14        600           641,700
Clear Fork Valley Loc. Sch. Dist., Richland Cnty.              AA-(b)           Zero        12/01/24        845           199,031
Cleveland Arpt. Spl. Rev. Ref., Continental Airlines,
   Inc., A.M.T.                                                Ba2              5.70        12/01/19        650(e)        603,902
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa              Zero         6/01/05        490           373,454
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero          6/01/06        400           289,072
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero          6/01/07        315           215,154
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero         12/01/08        550           345,499
Cleveland Cuyahoga Cnty. Port Auth. Rev.                       NR                5.375       5/15/19      1,000           922,050
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.          AA(b)             7.625      12/31/11      1,885 (d)     2,255,987
Columbus, Gen. Oblig., Mun. Arpt. No. 32, A.M.T.               Aaa               7.15        7/15/06        435           455,684
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                 A1                6.25        8/15/05      1,500 (d)     1,652,160
Dayton, Gen. Oblig., M.B.I.A.                                  Aaa               7.00       12/01/07        480 (f)       550,138
Dover Mun. Elec. Sys. Rev., F.G.I.C.                           Aaa               5.95       12/01/14      1,000         1,035,570
Fairfield City Sch. Dist., Cap. Apprec., Ref., Sch.
   Impvt.                                                      A1              Zero         12/01/09        515           303,376
Franklin Cnty. Hosp. Rev.,
   Holy Cross Hlth. Sys., Ser. B, A.M.B.A.C.                   Aaa               7.65        6/01/00      2,500 (d)     2,620,750
   Senior Doctors Hlth. Corp., Ser. A                          Baa3              5.60       12/01/28      1,000           880,390
Franklin Cnty. Pub. Impvt., Ser. 93                            Aaa               5.375      12/01/20      3,000 (f)     2,938,350
Greene Cnty. Cap. Apprec.,
   Swr. Sys. Rev., A.M.B.A.C.                                  Aaa             Zero         12/01/08        450           282,681
   Wtr. Sys. Rev., Ser. A, F.G.I.C.                            Aaa               6.125      12/01/21      1,000         1,034,110
Guam Pwr. Auth. Rev., Ser. A                                   BBB(b)            6.75       10/01/04      3,110 (d)     3,484,817
Hilliard City Sch. Dist., Cap. Apprec. Impvt., Ser. A,
   F.G.I.C.                                                    Aaa             Zero         12/01/09      2,855         1,690,246
Huber Heights Water Sys. Rev., Cap. Apprec., M.B.I.A.          Aaa             Zero         12/01/23      1,000           250,130
Lorain Cnty. Hosp. Rev., Ref. Mtge., Elyria United
   Methodist Village                                           NR                6.875       6/01/22      2,500 (f)     2,637,350
Lucas Cnty. Hlth. Fac. Rev., Ref., Ohio Presbyterian
   Retirement Svcs.                                            NR                6.625       7/01/14      1,750 (f)     1,828,190
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig., Ser.
   96, M.B.I.A.                                                Aaa               5.75       11/15/09      3,000         3,150,570
Marysville Village Sch. Dist., Gen. Oblig., Sch. Impvt.,
   M.B.I.A.                                                    Aaa             Zero         12/01/15        865           359,892
Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper Valley
   Med. Ctr.                                                   Baa2              6.375       5/15/26      1,000           988,630
Montgomery Cnty. Hlth. Sys. Rev., Ref., Franciscan Med.
   Ctr., Dayton                                                Baa1              5.50        7/01/18      1,750         1,580,635

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-179

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/05    $ 1,000       $   753,200
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/07        500           337,340
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.            Aaa               7.50%      12/01/14        500           564,600
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt.,
   Cap. Apprec., A.M.B.A.C.                                    Aaa             Zero         12/01/06        805           567,927
   Cap. Apprec., Ref., F.G.I.C.                                Aaa             Zero         12/01/18      1,495           504,832
Ohio Hsg. Fin. Agy., Mtg. Rev.,
   G.N.M.A., A.M.T.                                            AAA(b)            6.05        9/01/17        990         1,014,622
   Ser. C, G.N.M.A., A.M.T.                                    AAA(b)            5.45        9/01/12      1,395         1,368,425
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Co. Proj., Ref., A.M.T.                     Ba1               6.10        8/01/20      1,000           972,900
   Cleveland Elec. Co. Proj., Ref., F.G.I.C.                   Aaa               8.00       12/01/13      2,500         2,769,350
   Edison Proj., Ser. A, F.G.I.C                               Aaa               7.45        3/01/16      1,250         1,294,637
Ohio St. Bldg. Auth.,
   Das Data Ctr. Proj.,                                        Aa2               6.00       10/01/08        615           664,557
   St. Fac. Admin. Bldg., Ser. A                               Aa2               5.375      10/01/14      1,000           996,370
Ohio St. Environ. Impvt. Rev., Ref., USX Corp. Proj.           Baa2              5.625       5/01/29      1,000           907,300
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western Resv.
   Univ., Ser. B                                               Aa3               6.50       10/01/20        750           839,692
Ohio St. Solid Waste Disposal Rev., USG Corp. Proj.
   A.M.T.                                                      Baa2              6.05        8/01/34      1,000           977,910
Ohio St. Solid Waste Rev., A.M.T.                              NR                8.50        8/01/22        500           504,595
Ohio St. Tpk. Comm., Tpk. Rev., Ref., Series A, F.G.I.C.       Aaa               5.50        2/15/24      5,000         4,953,400
Ohio St. Water Dev. Auth., Pollution Control Fac. Rev.         Ba3               5.25        9/01/33      1,250 (e)     1,247,600
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                     Aaa             Zero         12/01/08        890           559,080
   Gen. Oblig., A.M.B.A.C.                                     Aaa             Zero         12/01/13        525           241,306
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                               Baa1            Zero          7/01/06      3,000         2,155,050
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.            Aaa             Zero         12/01/08        500           316,080
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/12        750           760,237
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/13      1,305         1,315,884
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/14      1,375         1,382,714
Trumbull Cnty. Correctional Fac., Cap. Apprec.,
   A.M.B.A.C.                                                  Aaa             Zero         12/01/09      1,250           740,037
Univ. of Akron Gen. Rcpts., F.G.I.C.                           Aaa               5.75        1/01/14      1,000         1,028,440
Univ. of Puerto Rico Rev., Cap. Apprec. Ref., Ser. N,
   M.B.I.A.                                                    Aaa             Zero          6/01/13      4,245         2,048,510
Virgin Islands Pub. Fin. Auth. Rev., Ref., Matching Loan
   Notes, Ser. A                                               NR                7.25       10/01/02      1,000 (d)     1,104,130
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                          NR                7.75       10/01/01        335 (d)       357,747
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A      NR                7.40        7/01/01        875 (d)       930,895
Woodmore Indpt. Sch. Dist., Gen. Oblig., A.M.B.A.C.            Aaa             Zero         12/01/06        480           339,840
                                                                                                                      -----------
Total long-term investments (cost $69,337,763)                                                                        $72,014,047
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-180

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.5%
Ohio St. Air Quality Dev. Auth. Rev., Ser. B, F.R.D.D.         A-1+(b)           3.00%       9/01/99   $    300       $   300,000
Ohio St. Solid Waste Rev., F.R.D.D                             VMIG1             3.05        9/01/99      1,500         1,500,000
                                                                                                                      -----------
Total short-term investments (cost $1,800,000)                                                                        $ 1,800,000
                                                                                                                      -----------
Total Investments--101.3 %
(cost $71,137,763; Note 4)                                                                                             73,814,047
Liabilities in excess of other assets--(1.3)%                                                                            (929,503)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $72,884,544
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note(c).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Represents when-issued security.
(f) All or partial principal amount pledged as collateral for financial futures contracts or when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-181

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $71,137,763)..................................................................      $  73,814,047
Cash......................................................................................................             82,058
Interest receivable.......................................................................................            842,442
Receivable for investments sold...........................................................................            234,845
Due from broker - variation margin........................................................................             12,656
Receivable for Series shares sold.........................................................................                800
Other assets..............................................................................................              2,187
                                                                                                                ---------------
   Total assets...........................................................................................         74,989,035
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,892,428
Payable for Fund shares reacquired........................................................................             68,770
Dividends payable.........................................................................................             50,540
Accrued expenses..........................................................................................             34,584
Management fee payable....................................................................................             31,220
Distribution fee payable..................................................................................             21,251
Deferred trustee's fees...................................................................................              5,698
                                                                                                                ---------------
   Total liabilities......................................................................................          2,104,491
                                                                                                                ---------------
Net Assets................................................................................................      $  72,884,544
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      64,301
   Paid-in capital in excess of par.......................................................................         69,777,671
                                                                                                                ---------------
                                                                                                                   69,841,972
   Accumulated net realized gain on investments...........................................................            300,725
   Net unrealized appreciation on investments.............................................................          2,741,847
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  72,884,544
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($46,774,958 / 4,127,711 shares of beneficial interest issued and outstanding)......................             $11.33
   Maximum sales charge (3% of offering price)............................................................                .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.68
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($25,772,611 / 2,272,711 shares of beneficial interest issued and outstanding)......................             $11.34
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($336,975 / 29,716 shares of beneficial interest issued and outstanding)............................             $11.34
   Sales charge (1% of offering price)....................................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.45
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-182

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 4,489,574
                                               ---------------
Expenses
   Management fee...........................         407,892
   Distribution fee--Class A................         100,947
   Distribution fee--Class B................         152,281
   Distribution fee--Class C................           2,166
   Custodian's fees and expenses............          86,000
   Reports to shareholders..................          41,000
   Transfer agent's fees and expenses.......          40,000
   Registration fees........................          21,000
   Legal fees and expenses..................          13,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           9,165
                                               ---------------
      Total expenses........................         887,951
   Less: Custodian fee credit...............          (2,050)
                                               ---------------
      Net expenses..........................         885,901
                                               ---------------
Net investment income.......................       3,603,673
                                               ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain on:
   Investment transactions..................         471,507
   Financial futures transactions...........         298,299
                                               ---------------
                                                     769,806
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................      (5,450,009)
   Financial futures contracts..............         (22,843)
                                               ---------------
                                                  (5,472,852)
                                               ---------------
Net loss on investments.....................      (4,703,046)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $(1,099,373)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income...........  $ 3,603,673    $  4,242,234
   Net realized gain on investment
      transactions.................      769,806       1,457,787
   Net change in unrealized
      appreciation of
      investments..................   (5,472,852)      1,626,248
                                     -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations...................   (1,099,373)      7,326,269
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net investment income
      Class A......................   (2,304,508)     (2,519,282)
      Class B......................   (1,287,519)     (1,716,610)
      Class C......................      (11,646)         (6,342)
                                     -----------    ------------
                                      (3,603,673)     (4,242,234)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................      (38,470)         (4,269)
      Class B......................      (23,367)         (3,222)
      Class C......................         (164)            (14)
                                     -----------    ------------
                                         (62,001)         (7,505)
                                     -----------    ------------
   Distributions from net realized
      gains
      Class A......................   (1,111,350)       (268,925)
      Class B......................     (675,050)       (202,959)
      Class C......................       (4,744)           (850)
                                     -----------    ------------
                                      (1,791,144)       (472,734)
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    6,020,350       3,719,541
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    3,287,977       2,728,980
   Cost of shares reacquired.......  (16,660,880)    (14,076,854)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (7,352,553)     (7,628,333)
                                     -----------    ------------
Total decrease.....................  (13,908,744)     (5,024,537)
Net Assets
Beginning of year..................   86,793,288      91,817,825
                                     -----------    ------------
End of year........................  $72,884,544    $ 86,793,288
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-183

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gains. The Series seeks to achieve this objective by investing primarily in Ohio state, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute
--------------------------------------------------------------------------------
                                       B-184

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           OHIO SERIES
--------------------------------------------------------------------------------
of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $62,001, due to the sale of securities purchased with market discount during the year ended August 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective January 1, 1999, such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Prior to January 1, 1999, the expenses were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they received approximately $6,000 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $36,800 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement (the 'SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $34,100 for the services of PMFS. As of August 31, 1999, approximately $2,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $36,131,913 and $44,465,556, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,676,284 (gross unrealized appreciation--$3,656,542; gross unrealized depreciation--$980,258).
--------------------------------------------------------------------------------
                                       B-185

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              OHIO SERIES
--------------------------------------------------------------------------------
During the year ended August 31, 1999, the Series entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                 Value at       Value at        Unrealized
  Number of                      Expiration     August 31,       Trade        Appreciation/
  Contracts          Type           Date           1999           Date        (Depreciation)
-------------    ------------    -----------    ----------     ----------     --------------
Short Positions:
17               Muni Bond
                 Future          Sept. 1999     $1,954,469     $1,999,219        $ 44,750
18               Muni Bond
                 Future           Dec. 1999     $2,052,000     $2,072,813        $ 20,813
                                                ----------     ----------          ------
                                                 4,006,469      4,072,032          65,563
                                                ----------     ----------          ------
                                                ----------     ----------          ------

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                   Shares       Amount
---------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold............................   275,877    $ 3,318,064
Shares issued in reinvestment of
  dividends
  and distributions....................   177,578      2,124,198
Shares reacquired......................  (695,495)    (8,255,801)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (242,040)    (2,813,539)
Shares issued upon conversion from
  Class B..............................   181,742      2,187,166
                                         --------    -----------
Net decrease in shares outstanding.....   (60,298)   $  (626,373)
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................   119,495    $ 1,453,990
Shares issued in reinvestment of
  dividends
  and distributions....................   135,599      1,646,460
Shares reacquired......................  (575,569)    (6,996,342)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (320,475)    (3,895,892)
Shares issued upon conversion from
  Class B..............................   244,351      2,964,239
                                         --------    -----------
Net decrease in shares outstanding.....   (76,124)   $  (931,653)
                                         --------    -----------
                                         --------    -----------
Class B                                   Shares       Amount
---------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold............................   209,044    $ 2,517,815
Shares issued in reinvestment of
  dividends
  and distributions....................    96,304      1,154,072
Shares reacquired......................  (698,008)    (8,392,171)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (392,660)    (4,720,284)
Shares reacquired upon conversion into
  Class A..............................  (181,591)    (2,187,166)
                                         --------    -----------
Net decrease in shares outstanding.....  (574,251)   $(6,907,450)
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................   176,720    $ 2,148,713
Shares issued in reinvestment of
  dividends
  and distributions....................    88,790      1,078,882
Shares reacquired......................  (582,208)    (7,068,071)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (316,698)    (3,840,476)
Shares reacquired upon conversion into
  Class A..............................  (244,213)    (2,964,239)
                                         --------    -----------
Net decrease in shares outstanding.....  (560,911)   $(6,804,715)
                                         --------    -----------
                                         --------    -----------
Class C
---------------------------------------
Year ended August 31, 1999:
Shares sold............................    15,141    $   184,471
Shares issued in reinvestment of
  dividends
  and distributions....................       816          9,707
Shares reacquired......................    (1,115)       (12,908)
                                         --------    -----------
Net increase in shares outstanding.....    14,842    $   181,270
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................     9,671    $   116,838
Shares issued in reinvestment of
  dividends
  and distributions....................       299          3,638
Shares reacquired......................    (1,028)       (12,441)
                                         --------    -----------
Net increase in shares outstanding.....     8,942    $   108,035
                                         --------    -----------
                                         --------    -----------

--------------------------------------------------------------------------------
                                       B-186

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    OHIO SERIES
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       -------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $ 12.31     $ 11.95     $ 11.70     $ 11.92     $ 11.72
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .54         .60         .63(a)      .63(a)      .65(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................       (.71)        .42         .27        (.15)        .20
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................       (.17)       1.02         .90         .48         .85
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.54)       (.60)       (.63)       (.63)       (.65)
Distributions in excess of net investment income...................       (.01)         --(c)       --(c)       --          --
Distributions from net realized gains..............................       (.26)       (.06)       (.02)       (.07)         --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.81)       (.66)       (.65)       (.70)       (.65)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $ 11.33     $ 12.31     $ 11.95     $ 11.70     $ 11.92
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................      (1.53)%      8.80%       7.92%       4.02%       7.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $46,775     $51,546     $50,977     $49,851     $51,132
Average net assets (000)...........................................    $50,833     $51,082     $51,641     $51,205     $29,904
Ratios to average net assets:
   Expenses, including distribution fees...........................        .97%        .83%        .80%(a)     .80%(a)     .83(a)
   Expenses, excluding distribution fees...........................        .77%        .73%        .70%(a)     .70%(a)     .73(a)
   Net investment income...........................................       4.53%       4.93%       5.37%(a)    5.27%(a)    5.50(a)
For Class A, B and C shares:
   Portfolio turnover rate.........................................         45%         30%         22%         35%         38%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-187

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   OHIO SERIES
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                       -------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $ 12.32     $ 11.96     $ 11.71     $ 11.93     $ 11.73
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .51         .55         .59(a)      .58(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................       (.71)        .42         .27        (.15)        .20
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................       (.20)        .97         .86         .43         .80
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.51)       (.55)       (.59)       (.58)       (.60)
Distributions in excess of net investment income...................       (.01)         --(c)       --(c)       --          --
Distributions from net realized gains..............................       (.26)       (.06)       (.02)       (.07)         --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.78)       (.61)       (.61)       (.65)       (.60)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $ 11.34     $ 12.32     $ 11.96     $ 11.71     $ 11.93
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................      (1.82)%      8.36%       7.49%       3.61%       7.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $25,773     $35,064     $40,770     $50,998     $62,805
Average net assets (000)...........................................    $30,456     $37,848     $45,503     $57,909     $85,410
Ratios to average net assets:
   Expenses, including distribution fees...........................       1.27%       1.23%       1.20%(a)    1.20%(a)    1.22%(a)
   Expenses, excluding distribution fees...........................        .77%        .73%        .70%(a)     .70%(a)     .72%(a)
   Net investment income...........................................       4.23%       4.54%       4.97%(a)    4.87%(a)    5.27%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-188

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         OHIO SERIES
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                       --------------------------------------------------
                                                                                     Year Ended August 31,
                                                                       --------------------------------------------------
                                                                        1999       1998       1997       1996       1995
                                                                       ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $12.32     $11.96     $11.71     $11.93     $11.73
                                                                       ------     ------     ------     ------     ------
Income from investment operations
Net investment income..............................................       .48        .52        .56(a)     .55(a)     .57(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................      (.71)       .42        .27       (.15)       .20
                                                                       ------     ------     ------     ------     ------
   Total from investment operations................................      (.23)       .94        .83        .40        .77
                                                                       ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...............................      (.48)      (.52)      (.56)      (.55)      (.57)
Distributions in excess of net investment income...................      (.01)        --(c)      --(c)      --         --
Distributions from net realized gains..............................      (.26)      (.06)      (.02)      (.07)        --
                                                                       ------     ------     ------     ------     ------
   Total distributions.............................................      (.75)      (.58)      (.58)      (.62)      (.57)
                                                                       ------     ------     ------     ------     ------
Net asset value, end of year.......................................    $11.34     $12.32     $11.96     $11.71     $11.93
                                                                       ------     ------     ------     ------     ------
                                                                       ------     ------     ------     ------     ------
TOTAL RETURN(b):...................................................     (2.06)%     8.09%      7.22%      3.36%      6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................      $337       $183        $71        $44       $126
Average net assets (000)...........................................      $289       $149        $57        $97       $ 61
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.52%      1.48%      1.45%(a)   1.45%(a)   1.49%(a)
   Expenses, excluding distribution fees...........................       .77%       .73%       .70%(a)    .70%(a)    .74%(a)
   Net investment income...........................................      4.03%      4.26%      4.72%(a)   4.62%(a)   4.76%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-189

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            OHIO SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       B-190

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                OHIO SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.54 per Class A share, $.51 per Class B share and $.48 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares $.024 (special taxable income and short-term capital gains) which is taxable as ordinary income and a long-term capital gain distribution of $.245 per Class A, B and C shares which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       B-191

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, A.M.T., F.S.A.      Aaa              6.60%       1/01/04    $  1,000     $  1,060,530
   Pittsburgh Int'l. Arpt., A.M.T., M.B.I.A.                    Aaa              5.75        1/01/14       2,435        2,497,044
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.                 Aaa              6.25        9/01/20       1,750        1,723,872
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/14       2,000          861,820
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/16       2,000          758,100
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/18       2,000          667,980
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/19       4,000        1,258,880
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50        1/01/20       2,000        2,074,760
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa2             6.70       12/01/20       4,500        4,651,785
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. Q, A.M.T.                                               Aaa              7.40       12/01/22         705          731,994
Beaver Cnty. PA Indl. Dev. Auth., Pollution Ctl. Rev.,
   Ref. Toledo Edison PJ-A                                      Baa3             4.85        6/01/30       1,500        1,489,650
   Ref. Ohio Edison Co.                                         Baa3             4.65        6/01/33       1,000          982,720
Berks Cnty. Gen. Oblig., Cap. Appreciation F.G.I.C.             Aaa             Zero         5/15/16       2,900        1,123,083
Berks Cnty. Ind., Lutheran Home Proj., A.M.B.A.C.               Aaa              6.875       1/01/23       1,500        1,580,535
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp.
   Med. Ctr. Proj., M.B.I.A.                                    Aaa              5.70       10/01/14       1,250        1,287,600
Bethlehem PA Auth. Wtr. Rev., F.S.A.,
   Cap. Appreciation                                            Aaa             Zero        11/15/22       4,080        1,058,189
   Cap. Appreciation                                            Aaa             Zero        11/15/23       4,000          977,440
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys. Ser. A, F.G.I.C.             Aaa             Zero        12/01/15       2,175          871,240
Butler Cnty. Hosp. Auth. Rev.,
   North Hills Passavant Hosp., Ser. A, F.S.A.                  Aaa              7.00        6/01/22       1,000(d)     1,066,030
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills         NR               6.75        8/15/18       2,225        2,294,331
Chester Upland Sch. Auth., Sch. Rev.                            A(b)             6.375       9/01/21       1,000(d)     1,056,010
Clarion Cnty. Hosp. Auth. Clarion Hosp. Proj.                   BBB-(b)          5.625       7/01/21       1,000          905,060
Delaware Cnty.
   Ind. Dev. Auth. Rev., Res. Rec. Facs., Ser. A                B2               6.10        7/01/13       2,500        2,422,450
   Ind. PA Auth. Rev., Crozer-Chester Med. Ctr., M.B.I.A.       Aaa              7.15       12/15/05       2,550(d)     2,702,005
   Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj.              Aaa              6.00       12/15/26       3,000(d)     3,132,060
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20        7/01/23       3,180(d)     3,524,712
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B                                    Aaa             Zero         1/01/12       1,000          517,700
   Cap. Appreciation, Ser. B                                    Aaa             Zero         1/01/13       1,000          487,610
Harrisburg Auth. Rev., Pooled Bond Prog., Ser. I, M.B.I.A.      Aaa              5.625       4/01/15       2,000        2,014,100


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-192

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Harrisburg Pennsylvania, A.M.B.A.C.,
   Cap. Appreciation, Ser. D                                    Aaa              Zero        3/15/15     $ 2,380     $    992,293
   Cap. Appreciation, Ser. F                                    Aaa              Zero        9/15/21       2,000          555,960
   Cap. Appreciation, Ser. F                                    Aaa             Zero         9/15/22       2,000          523,880
Hopewell Area School District, F.S.A.,
   Cap. Appreciation                                            Aaa             Zero         9/01/23       2,000          494,720
   Cap. Appreciation                                            Aaa             Zero         9/01/24       2,025          471,886
Lower Pottsgrove Twnshp. Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa             Zero        11/01/13       1,155          527,443
   Ser. A                                                       Aaa             Zero        11/01/15       1,185          476,903
Luzerne Cnty. Ind. Dev. Auth., Rev., Gas & Water, Ser. B,
   A.M.T.                                                       A3               7.125 %    12/01/22       6,000        6,451,560
Lycoming Cnty., M.B.I.A.                                        Aaa              5.75       11/15/17       2,500(d)     2,659,325
McKeesport Area School District, M.B.I.A.,
   Cap. Appreciation                                            Aaa             Zero        10/01/18       4,655        1,554,723
   Cap. Appreciation                                            Aaa             Zero        10/01/19       3,555        1,118,830
   Cap. Appreciation                                            Aaa             Zero        10/01/20       3,555        1,049,791
   Cap. Appreciation                                            Aaa             Zero        10/01/21       2,555          708,425
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      NR               8.625       7/01/07       3,695(d)     3,908,460
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A, A.M.T.                       Baa2             7.60        4/01/21       1,000        1,061,170
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A         NR               6.50        7/01/25       1,400        1,429,736
Montgomery Cnty. Indl. Dev. Auth. Rev., Retirement Comm.        A-(b)            5.25       11/15/28       1,500        1,310,460
Northampton Cnty. Higher Ed. Auth. Rev.,
   Moravian Coll.                                               AAA(b)           8.20        6/01/11       2,095(d)     2,275,924
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25        7/01/11       2,195        2,406,774
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)           6.00        7/15/18       3,235        3,241,049
Northumberland Cnty. Ind. Dev. Auth. Rev.,
   Roaring Creek Wtr., A.M.T.                                   NR               6.375      10/15/23       1,000        1,003,620
Penn Hills Twnshp., Gen. Oblig., Ser A, A.M.B.A.C.              Aaa             Zero         6/01/10       1,535          870,192
Penn Hills, Ser. B, A.M.B.A.C.                                  Aaa             Zero        12/01/18       1,360          449,888
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.       Aaa              6.00        9/01/19       5,445        5,783,570
Pennsylvania Econ. Dev. Auth., Wst. Wtr. Treatment Rev.,
   Sun Co., R & M Proj., Ser. A, A.M.T.                         Baa3             7.60       12/01/24       4,500        4,915,350
Pennsylvania Econ. Dev. Fin. Wst. Disp. Rev., Usg. Corp.,
   A.M.T.                                                       Baa2             6.00        6/01/31       3,000        2,918,850
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge., A.M.T.                                     Aa2              4.75        4/01/11       1,895        1,803,983
   Sngl. Fam. Mtge., A.M.T., R.I.B.S., S.F.M.R.                 Aa2              8.668(c)    4/01/25       2,100        2,173,500
Pennsylvania Intergovt. Coop., Spl. Tax Rev., F.G.I.C.          Aaa              5.25        6/15/14       4,295        4,212,450
Pennsylvania St. Cert. of Part., Ser. A, F.S.A.                 Aaa              6.25       11/01/06       1,900        2,002,277
Pennsylvania St. Ref. Govt., Ser. U, A.M.B.A.C.                 Aaa              5.125       9/15/10       2,000        2,005,400


-------------------------------------------------------------------------------
See Notes to Financial Statements.     B-193

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B                                      AAA(b)           6.00%      11/01/22    $  2,000(d)  $  2,146,700
   Ursinus College                                              BBB+(b)          5.90        1/01/27       1,925        1,914,470
Philadelphia Gas Wks. Rev.,
   13th Ser.                                                    Baa1             7.70        6/15/11         215(d)       231,701
   13th Ser.                                                    Aaa              7.70        6/15/21       3,430(d)     3,703,268
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Seashore House, Ser. B                            A-(b)            7.00        8/15/12         500          529,830
   Childrens' Seashore House, Ser. A                            A-(b)            7.00        8/15/12       1,000        1,059,660
   Childrens' Seashore House, Ser. A                            A-(b)            7.00        8/15/17       1,000        1,059,660
   Grad. Hlth. Sys.                                             Ca               7.25        7/01/18       2,730(f)     1,010,100
Philadelphia Ind. Dev. Auth. Rev.,
   Baptist Home of Phil Ser. A                                  NR               5.60       11/15/28       2,750        2,442,743
   Inst. For Cancer Res. Proj., Ser. B                          A+(b)            7.25        7/01/10       5,770        5,988,625
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75        5/01/12       5,000(d)     5,378,650
Philadelphia PA Govt., Ser. U, Ref., F.G.I.C.                   Aaa              5.125       5/15/15       5,000        4,758,600
Philadelphia PA Indl. Rev. Facs-Aero, A.M.T.                    NR               5.50        1/01/24       2,500        2,253,625
Philadelphia PA Wtr. & Waste Rev., Ser. A, A.M.B.A.C.           Aaa              5.125       8/01/27       3,000        2,733,030
Pittsburgh & Allegheny Regl. Auditorium Asset Dist., Sales
   Tax Rev., A.M.B.A.C.                                         Aaa              5.00        2/01/29       3,000        2,666,880
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. A, A.M.T.                                               Aa2              6.25       10/01/28         955          979,142
   Ser. C, A.M.T.                                               Aa2              6.55        4/01/28       1,625        1,676,480
Pittsburgh Wtr. & Swr. Auth., F.G.I.C.
   First Lien, Ser. B                                           Aaa             Zero         9/01/19       2,300          727,329
   First Lien, Ser. B                                           Aaa             Zero         9/01/20       2,300          682,456
   Wtr. & Swr. Sys. Rev.                                        Aaa              6.50        9/01/13       5,000        5,566,800
Puerto Rico Comnwlth.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00        7/01/10       4,030        4,697,529
   Hwy. & Trans. Auth. Rev., Ser. Y                             Baa1             6.25        7/01/14       1,000        1,088,040
   Pub. Impvt.                                                  AAA(b)           7.70        7/01/20       3,000(d)     3,157,590
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00        7/01/10         720          839,261
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A., A.M.T.                                              Baa3             6.25        6/01/26       1,475        1,508,615
Schuylkill Cnty. Ind. Dev. Auth., Res. Rec. Rev.,
   Schuykill Engy., A.M.T.                                      NR               6.50        1/01/10       3,415        3,435,695
Schuylkill Cnty. PA Indl. Dev. Auth. Rev., Pine Grove
   Landfill Inc., A.M.T.                                        BBB(b)           5.10       10/01/19       1,500        1,399,680
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. of Scranton Proj., Ser. C                              NR               7.50        6/15/06       1,000(d)     1,047,850
   Univ. of Scranton Proj., Ser. C                              NR               6.50        3/01/15       2,250(d)     2,405,678


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-194

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation                                            Aaa              Zero       11/01/11     $ 1,035     $    543,820
   Cap. Appreciation                                            Aaa              Zero       11/01/12       1,035          512,501
   Cap. Appreciation                                            Aaa             Zero        11/01/13       1,035          482,517
Virgin Islands Pub. Fin. Auth. Rev., Ref. Matching Loan
   Notes, Ser. A                                                AAA(b)           7.25%      10/01/18       1,950(d)     2,153,054
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR               7.75       10/01/06         805(d)       859,660
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp.,
   Ser. C-1D, A.M.B.A.C.                                        Aaa              7.45       12/15/18       2,900(d)     3,067,446
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A2               6.75       12/01/08       2,750        2,937,578
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.                Aaa              6.25        8/01/10       1,555        1,707,312
Westmoreland Cnty., Cap. Appreciation, F.G.I.C.                 AAA(b)          Zero        12/01/19       5,750        1,778,303
Westmoreland Cnty. PA, GTD-Valley Landfill Proj., A.M.T.        BBB(b)          Zero         5/01/18       1,000          933,230
                                                                                                                     ------------
Total long-term investments (cost $184,508,974)                                                                       189,202,790
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.6%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Ser. A, F.R.W.D.         VMIG1            3.35        9/02/99         100          100,000
Pennsylvania St. Higher Educational Fac. Auth.
   Carnegie Mellon Univ., Rev., F.R.D.D.                        A1+(b)           3.00        9/01/99         900          900,000
   Carnegie Mellon Univ., Ser. C, Rev., F.R.D.D.                A1+(b)           3.15        8/31/99         100          100,000
                                                                                                                     ------------
Total short-term investments (cost $1,100,000)                                                                          1,100,000
                                                                                                                     ------------
Total Investments--98.3%
(cost $185,608,974; Note 4)                                                                                           190,302,790
Other assets in excess of liabilities--1.7%                                                                             3,308,020
                                                                                                                     ------------
Net Assets--100%                                                                                                     $193,610,810
                                                                                                                     ------------
                                                                                                                     ------------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(e).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(e).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f) Represents issuer in default of interest payment. Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-195

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $185,608,974).................................................................      $  190,302,790
Cash......................................................................................................             109,769
Interest receivable.......................................................................................           2,679,709
Receivable for investments sold...........................................................................           1,062,500
Receivable for Series shares sold.........................................................................              49,966
Other assets..............................................................................................               5,346
                                                                                                                ---------------
   Total assets...........................................................................................         194,210,080
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             171,276
Dividends payable.........................................................................................             145,529
Accrued expenses..........................................................................................             132,805
Management fee payable....................................................................................              83,079
Distribution fee payable..................................................................................              60,882
Deferred trustee's fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................             599,270
                                                                                                                ---------------
Net Assets................................................................................................      $  193,610,810
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      191,063
   Paid-in capital in excess of par.......................................................................         188,188,196
                                                                                                                ---------------
                                                                                                                   188,379,259
   Accumulated net realized gain on investments...........................................................             537,735
   Net unrealized appreciation on investments.............................................................           4,693,816
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  193,610,810
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($104,210,177 / 10,282,801 shares of beneficial interest issued and outstanding)....................              $10.13
   Maximum sales charge (3% of offering price)............................................................                 .31
   Maximum offering price to public.......................................................................              $10.44
Class B:
   Net asset value, offering price and redemption price per share
      ($88,518,902 / 8,736,484 shares of beneficial interest issued and outstanding)......................              $10.13
Class C:
   Net asset value and redemption price per share
      ($881,731 / 87,024 shares of beneficial interest issued and outstanding)............................              $10.13
   Sales charge (1% of offering price)....................................................................                 .10
   Offering price to public...............................................................................              $10.23


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-196

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $12,282,159
                                               ---------------
Expenses
   Management fee...........................       1,051,974
   Distribution fee--Class A................         210,386
   Distribution fee--Class B................         524,298
   Distribution fee--Class C................           8,061
   Transfer agent's fees and expenses.......         117,000
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          40,000
   Registration fees........................          25,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           5,597
                                               ---------------
      Total expenses........................       2,088,816
   Less: Custodian fee credit...............          (5,322)
                                               ---------------
      Net expenses..........................       2,083,494
                                               ---------------
Net investment income.......................      10,198,665
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       2,132,056
   Financial futures contract...............         (67,406)
                                               ---------------
                                                   2,064,650
                                               ---------------
Net change in unrealized depreciation on:
   Investments..............................     (14,929,974)
   Financial futures contracts..............        (194,375)
                                               ---------------
                                                 (15,124,349)
                                               ---------------
Net loss on investments.....................     (13,059,699)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $(2,861,034)
                                               ---------------
                                               ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $ 10,198,665    $ 11,187,139
   Net realized gain on investment
      transactions................     2,064,650       1,116,888
   Net change in unrealized
      appreciation (depreciation)
      of investments..............   (15,124,349)      3,332,565
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    (2,861,034)     15,636,592
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,224,812)     (5,055,953)
      Class B.....................    (4,925,961)     (6,100,803)
      Class C.....................       (47,892)        (30,383)
                                    ------------    ------------
                                     (10,198,665)    (11,187,139)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --          (8,885)
      Class B.....................            --         (11,724)
      Class C.....................            --             (47)
                                    ------------    ------------
                                              --         (20,656)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (1,164,135)       (158,157)
      Class B.....................    (1,223,297)       (208,682)
      Class C.....................       (13,254)           (838)
                                    ------------    ------------
                                      (2,400,686)       (367,677)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    26,494,078      15,088,301
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     7,127,006       6,380,444
   Cost of shares reacquired......   (41,134,998)    (34,295,335)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (7,513,914)    (12,826,590)
                                    ------------    ------------
Total decrease....................   (22,974,299)     (8,765,470)
Net Assets
Beginning of year.................   216,585,109     225,350,579
                                    ------------    ------------
End of year.......................  $193,610,810    $216,585,109
                                    ------------    ------------
                                    ------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-197

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the 'Series') commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the


--------------------------------------------------------------------------------
                                      B-198

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $24,400 and $3,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $100,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $94,000 for the services of PMFS. As of August 31, 1999, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $47,367,530 and $59,379,590, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $4,693,816 (gross unrealized appreciation--$9,259,352; gross unrealized depreciation--$4,565,536).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.


--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                Shares          Amount
----------------------------------   -----------    ------------
Year ended August 31, 1999:
Shares sold.......................     1,560,443    $ 16,614,598
Shares issued in reinvestment of
  dividends and distributions.....       345,509       3,672,564
Shares reacquired.................    (1,240,715)    (13,105,874)
                                     -----------    ------------
Net increase in shares outstanding
  before conversion...............       665,237       7,181,288
Shares issued upon conversion from
  Class B.........................       663,116       7,103,569
                                     -----------    ------------
Net increase in shares
  outstanding.....................     1,328,353    $ 14,284,857
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................       416,559    $  4,546,500
Shares issued in reinvestment of
  dividends and distributions.....       266,840       2,899,562
Shares reacquired.................    (1,230,000)    (13,368,779)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............      (546,601)     (5,922,717)
Shares issued upon conversion from
  Class B.........................     1,146,331      12,438,073
                                     -----------    ------------
Net increase in shares
  outstanding.....................       599,730    $  6,515,356
                                     -----------    ------------
                                     -----------    ------------
Class B                                Shares          Amount
----------------------------------   -----------    ------------
Year ended August 31, 1999:
Shares sold.......................       889,808    $  9,514,214
Shares issued in reinvestment of
  dividends and distributions.....       320,265       3,411,048
Shares reacquired.................    (2,587,525)    (27,465,851)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............    (1,377,452)    (14,540,589)
Shares reacquired upon conversion
  from Class B....................      (663,288)     (7,103,569)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................    (2,040,740)   $(21,644,158)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................       902,330    $  9,804,975
Shares issued in reinvestment of
  dividends and distributions.....       318,330       3,458,567
Shares reacquired.................    (1,912,585)    (20,801,181)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............      (691,925)     (7,537,639)
Shares reacquired upon conversion
  from Class B....................    (1,146,539)    (12,438,073)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................    (1,838,464)   $(19,975,712)
                                     -----------    ------------
                                     -----------    ------------
Class C
----------------------------------
Year ended August 31, 1999:
Shares sold.......................        34,335    $    365,266
Shares issued in reinvestment of
  dividends and distributions.....         4,074          43,394
Shares reacquired.................       (53,304)       (563,273)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................       (14,895)   $   (154,613)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................        67,393    $    736,826
Shares issued in reinvestment of
  dividends and distributions.....         2,054          22,315
Shares reacquired.................       (11,448)       (125,375)
                                     -----------    ------------
Net increase in shares
  outstanding.....................        57,999    $    633,766
                                     -----------    ------------
                                     -----------    ------------


--------------------------------------------------------------------------------
                                      B-200

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       --------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       --------------------------------------------------------
                                                                         1999        1998        1997        1996        1995
                                                                       --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  10.92     $ 10.73     $ 10.49     $ 10.55     $ 10.42
                                                                       --------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................         .53         .57         .59(a)      .59(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................        (.67)        .21         .33        (.06)        .13
                                                                       --------     -------     -------     -------     -------
   Total from investment operations................................        (.14)        .78         .92         .53         .73
                                                                       --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................        (.53)       (.57)       (.59)       (.59)       (.60)
Distributions in excess of net investment income...................          --          --(c)       --(c)       --          --
Distributions from net realized gains..............................        (.12)       (.02)       (.09)         --          --
                                                                       --------     -------     -------     -------     -------
   Total distributions.............................................        (.65)       (.59)       (.68)       (.59)       (.60)
                                                                       --------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  10.13     $ 10.92     $ 10.73     $ 10.49     $ 10.55
                                                                       --------     -------     -------     -------     -------
                                                                       --------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       (1.35)%      7.55%       9.01%       5.08%       7.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $104,210     $97,794     $89,604     $69,659     $50,696
Average net assets (000)...........................................    $104,460     $96,053     $83,552     $59,995     $30,092
Ratios to average net assets:
   Expenses, including distribution fees...........................         .84%        .77%        .72%(a)     .75%(a)     .80(a)
   Expenses, excluding distribution fees...........................         .64%        .67%        .62%(a)     .65%(a)     .70(a)
   Net investment income...........................................        5.00%       5.26%       5.60%(a)    5.56%(a)    5.76(a)
For Class A, B and C shares:
   Portfolio turnover rate.........................................          23%         13%         21%         26%         19%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-201

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                                 Class B
                                                                       ------------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1999         1998         1997         1996         1995
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................ $  10.92     $  10.72     $  10.49     $  10.55     $  10.42
                                                                   --------     --------     --------     --------     --------
Income from investment operations
Net investment income.............................................      .50          .53          .55(a)       .55(a)       .56(a)
Net realized and unrealized gain (loss) on investment
   transactions...................................................     (.67)         .22          .32         (.06)         .13
                                                                   --------     --------     --------     --------     --------
   Total from investment operations...............................     (.17)         .75          .87          .49          .69
                                                                   --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..............................     (.50)        (.53)        (.55)        (.55)        (.56)
Distributions in excess of net investment income..................       --           --(c)        --(c)        --           --
Distributions from net realized gains.............................     (.12)        (.02)        (.09)          --           --
                                                                   --------     --------     --------     --------     --------
   Total distributions............................................     (.62)        (.55)        (.64)        (.55)        (.56)
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year...................................... $  10.13     $  10.92     $  10.72     $  10.49     $  10.55
                                                                   --------     --------     --------     --------     --------
                                                                   --------     --------     --------     --------     --------
TOTAL RETURN(b):..................................................    (1.65)%       7.13%        8.58%        4.66%        6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................................... $ 88,519     $117,678     $135,275     $167,809     $202,633
Average net assets (000).......................................... $104,860     $125,306     $148,394     $189,902     $223,082
Ratios to average net assets:
   Expenses, including distribution fees..........................     1.14%        1.17%        1.12%(a)     1.15%(a)     1.17%(a)
   Expenses, excluding distribution fees..........................      .64%         .67%         .62%(a)      .65%(a)      .67%(a)
   Net investment income..........................................     4.70%        4.87%        5.20%(a)     5.16%(a)     5.44%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-202

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                       --------------------------------------------------
                                                                                     Year Ended August 31,
                                                                       --------------------------------------------------
                                                                        1999       1998       1997       1996       1995
                                                                       ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $10.92     $10.72     $10.49     $10.55     $10.42
                                                                       ------     ------     ------     ------     ------
Income from investment operations
Net investment income..............................................       .47        .50        .52(a)     .52(a)     .53(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................      (.67)       .22        .32       (.06)       .13
                                                                       ------     ------     ------     ------     ------
   Total from investment operations................................      (.20)       .72        .84        .46        .66
                                                                       ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...............................      (.47)      (.50)      (.52)      (.52)      (.53)
Distributions in excess of net investment income...................        --         --(c)      --(c)      --         --
Distributions from net realized gains..............................      (.12)      (.02)      (.09)        --         --
                                                                       ------     ------     ------     ------     ------
   Total distributions.............................................      (.59)      (.52)      (.61)      (.52)      (.53)
                                                                       ------     ------     ------     ------     ------
Net asset value, end of year.......................................    $10.13     $10.92     $10.72     $10.49     $10.55
                                                                       ------     ------     ------     ------     ------
                                                                       ------     ------     ------     ------     ------
TOTAL RETURN(b):...................................................     (1.91)%     6.86%      8.31%      4.41%      6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $  882     $1,113     $  471     $  829     $  336
Average net assets (000)...........................................    $1,075     $  661     $  678     $  704     $  223
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.39%      1.42%      1.37%(a)   1.40%(a)   1.44%(a)
   Expenses, excluding distribution fees...........................       .64%       .67%       .62%(a)    .65%(a)    .69%(a)
   Net investment income...........................................      4.46%      4.60%      4.95%(a)   4.91%(a)   5.14%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-203

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                      B-204

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.53 per share for Class A shares, $.50 per Class B share and $.47 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, and C shares a short-term capital gain distribution of $.007 which are taxable as ordinary income and a long-term capital gain distribution of $.115, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------
                                      B-205

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.

                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                        (Value of $1 invested on 1/1/26)

                           SMALL STOCKS -- $5,116.95
                           COMMON STOCKS -- $2,350.89
                           LONG-TERM BONDS -- $44.18
                            TREASURY BILLS -- $14.94
                               INFLATION -- $9.16

Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                            '89        '90         '91        '92        '93        '94        '95        '96        '97
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY BONDS(1)           14.4%       8.5%       15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE SECURITIES(2)      15.4%      10.7%       15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)          14.1%       7.1%       18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%
----------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)           0.8%      (9.6)%      46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%
----------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                    (3.4)%     15.3%       16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE
BETWEEN HIGHEST
AND LOWEST
RETURN PERCENT              18.8%      24.9%       30.9%      11.0%      10.3%       9.9%       5.5%       8.7%      17.1%


                            '98
-------------------------
U.S. GOVERNMENT
TREASURY BONDS(1)           10.0%
-------------------------
U.S. GOVERNMENT
MORTGAGE SECURITIES(2)       7.0%
-------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)           8.6%
-------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)           1.6%
-------------------------
WORLD GOVERNMENT
BONDS(5)                     5.3%
-------------------------
-------------------------
DIFFERENCE
BETWEEN HIGHEST
AND LOWEST
RETURN PERCENT               8.4%

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

------------------------
Source: Stocks, Bonds, Bills, and Inflation 1999 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1998. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential mutual funds. See "How the Series is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential mutual funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential mutual funds is a key part) manages over $211 billion in assets of institutions and individuals. In INDIVIDUAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage network in North America, has more than 37,000 brokers and agents and with over 1,400 offices across the United States.(2)

    FINANCIAL SERVICES. The Prudential Bank (FSB), a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential mutual funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in

---------------
(1) PIC serves as the Subadviser to substantially all of the Prudential mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates, LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc. and The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust, Prudential Diversified Funds and Target Funds.

(2) As of December 31, 1997.

                                     III-1
other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential mutual funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential mutual funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential mutual funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial Advisers-SM-, to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential mutual funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(3) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

(4) As of December 31, 1998.

                                     III-2

APPENDIX IV--FIVE PERCENT SHAREHOLDER REPORT

    As of December 3, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were:

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
Florida Series (Class C)         Randell E L Falck TTEE                            61,432      (10.01%)
                                 Randell E L Falck
                                 REV TR UA DTD 12/03/91
                                 FBO Randell E L Falck
                                 8049 Whisper Lake Ln. W
                                 Ponte Vedra, FL 32082-3112
                                 Betty Louise Sikes TTEE                           30,904       (5.04%)
                                 Betty Louise Sikes
                                 REV TRUST UA DTD 06/23/83
                                 FBO Betty Louise Sikes
                                 4011 NE 25th Ave.
                                 Fort Lauderdale, FL 33308-5726
Florida Series (Class Z)         Jack L. Botsford TTEE                              2,715      (11.65%)
                                 The Jack L. Botsford Trust
                                 UA DTD 04/14/89
                                 6120 Whiskey Creek Dr. #411
                                 Fort Myers, FL 33919-8726
                                 Mrs. Elaine Shimberg                               1,819       (7.80%)
                                 12732 Meadowbreeze Dr.
                                 Wellington, FL 33414-7943
                                 Mrs. Eleanor C. Larochelle                         3,698      (15.87%)
                                 TTEE, Eleanor C. Larochelle Trust
                                 UA DTD 11/21/96
                                 FBO Eleanor C. Larochelle ET. AL.
                                 35 Redbay CT
                                 Homosassa, FL 34446-5121
                                 Robert Rosenthal MD &                              5,488      (23.55%)
                                 Janet M. Rosenthal TEN ENT
                                 2480 Whispering Oaks Ln.
                                 Delray Beach, FL 33445-7163
                                 Guy D. Hoagland                                    5,978      (25.65%)
                                 & Melissa H. Hoagland JT TEN
                                 801 Inverness Ave.
                                 Melbourne, Fl 32940-7814
                                 Gerald W. Bobo                                     2,704      (11.60%)
                                 & Susan O Bobo JT TEN
                                 8089 SE Country Estates Way
                                 Jupiter, FL 33458-1045
Massachusetts Series (Class C)   Helen T. Zontanos                                  1,177       (7.26%)
                                 TOD Krystal Helen Spencer
                                 Subject To Sta TOD rules-NJ
                                 30 Laite Rd.
                                 Tewksbury, MA 01879

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
                                 Richard M. Osgood                                  2,180      (13.45%)
                                 & Mary R. Osgood JT TEN
                                 P.O. Box 12
                                 Winchester, MA 01890-0012
                                 Mr. Robert C. Dyer                                   956       (5.90%)
                                 237 Pond St.
                                 Braintree, MA 02184-5344
                                 Stanley F. Wisniewski Jr. &                        5,416      (33.42%)
                                 Eleanor A. Wisniewski JT TEN
                                 173 Fales Rd.
                                 No. Attleboro, MA 02760-4461
                                 Legg Mason Wood Walker Inc.                        4,103      (25.32%)
                                 425-00072-10
                                 P.O. Box 1476
                                 Baltimore, MD 21203
Massachusetts Series (Class Z)   Shawn E. Wald                                        473       (7.27%)
                                 39 Miller St.
                                 Franklin, MA 02038-1107
                                 James A. Meagher                                     625       (9.60%)
                                 85 Westland Rd.
                                 Weston, MA 02193-1327
                                 Constantine Arabadjis &                              538       (8.27%)
                                 Mary Ann Arabadjis JT TEN
                                 35 Chestnut St. #206
                                 Charlestown, MA 02129-3457
                                 Dr. Suzanne Keller                                   887      (13.63%)
                                 P.O. Box 85
                                 Deerfield, MA 01342-0085
                                 Dr. Joseph Lash Jr. TTEE                           3,671      (56.41%)
                                 Joseph Lash Jr. Revocable Trust
                                 DTD 10/21/96
                                 UA DTD 11/03/98
                                 791 Treemount Street E102
                                 Boston, MA 02118
New Jersey Series (Class C)      Mrs. Stella Godleski &                            12,252       (6.24%)
                                 Mr. William Godleski JT TEN
                                 277 Midwood Rd.
                                 Paramus, NJ 07652-1647
                                 Dolores Truex                                     11,634       (5.79%)
                                 Pledged Collateral Account For Sun National
                                 Bank
                                 P.O. Box 727
                                 Manahawkin, NJ 08050-0727
New Jersey Series (Class Z)      William A. Nyborg                                  1,926      (29.95%)
                                 113 Elm Ave.
                                 Haddonfield, NJ 08033-1712

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
                                 Mrs. Virginia Brandmaier                             658      (10.28%)
                                 63 Florence Road
                                 Harrington Park, NJ 07640-1737
                                 William D. Jones &                                   341       (5.33%)
                                 Janice J. Jones JT TEN
                                 1852 North West Dr.
                                 Pt Pleasant, NJ 08742-5230
                                 Glen E. Albright                                   1,887      (29.49%)
                                 20 Dale Dr.
                                 Chatham, NJ 07928-1638
                                 Yoshiko Kojima &                                   1,089      (17.02%)
                                 Akira Kojima JT TEN
                                 9800 SW 158th Ave.
                                 Beaverton, OR 97007-8476
New York Series (Class C)        Ellen L. Berger                                   11,711       (7.02%)
                                 P.O. Box 1257
                                 104 Morningside Ave.
                                 Jamesport, NY 11947-1257
                                 Julia Pasqualino                                   8,487       (5.09%)
                                 Charles Pasqualino
                                 Frank C. Pasqualino
                                 Charles J. Pasqualino JT TEN
                                 995 Thomas Ave.
                                 Baldwin, NY 11510
                                 Mr. Jonathan A. Lonner                             8,595       (5.15%)
                                 357 W. 55th St. Apt. 6E
                                 New York, NY 10019-4530
                                 Henry Hocker &                                    17,841      (10.70%)
                                 Gloria Hocker JT TEN
                                 15 West Suffolk Ave.
                                 Central Islip, NY 11722-2142
                                 Lawrence R. Caponegro                             10,978       (6.58%)
                                 Lawrence R. Caponegro REV TR
                                 UA DTD 03/02/98
                                 100 Patriots Rd. RM 308-38
                                 LI ST Veterans Home
                                 Stony Brook, NY 11790-3318
                                 Mrs. Lee Glazer &                                  9,403        (5.64)
                                 Ms. Myra Eisner JT TEN
                                 4 Seymour Dr.
                                 New City, NY 10956-5820
New York Series (Class Z)        Municipal New York Series                          3,595      (14.54%)
                                 For The A of Thomas T. Mooney
                                 Deferred Compensation
                                 Attn: Peter Fortner
                                 100 Mulberry
                                 Newark, NJ 07102

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
                                 Mr. Neil Presser &                                 3,536      (14.30%)
                                 Mrs. Rosemarie Presser JT TEN
                                 9 Fieldcrest Dr.
                                 New City, NY 10956-5439
                                 Ms. Patricia B. Carney                             1,831       (7.40%)
                                 412 E 55th St. Apt. 10D
                                 New York, NY 10022-5115
                                 Ms. Marie K. Rosato                                3,114      (12.59%)
                                 51 Harvard St.
                                 Garden City, NY 11530-4003
                                 Michael Talaska &                                  1,958       (7.92%)
                                 Yvonne Talaska JT TEN
                                 P.O. Box 663
                                 Herriman, NY 10926-0663
                                 Mrs. Rose Caristo &                                1,937       (7.83%)
                                 Mrs. Delores Finnizzia JT TEN
                                 400 Terrace Blvd.
                                 New Hyde Park, NY 11040-4341
                                 The Shore Press                                    2,230       (9.02%)
                                 Attn: Micheal Angelastro Pres.
                                 22 Bethesda Ln.
                                 Sayville, NY 11782-1502
                                 Mr. Ira Friedman                                   1,543       (6.24%)
                                 8718 Chevy Chase St.
                                 Jamaica Estates, NY 11432-2440
North Carolina Series            Mr. J. Arthur Jones &                              1,255      (46.88%)
(Class C)                        Mrs. Melba S. Jones JT TEN
                                 200 W. Cornwall Rd. #107
                                 Cary, NC 27511-3865
                                 Melvin K. Morgan                                     200       (7.47%)
                                 1135 Gold Knob Rd.
                                 Salisbury, NC 28145-8167
                                 S. J. Black And Son Inc.                           1,031      (38.51%)
                                 P.O. Box 1105
                                 Monroe, NC 28111-1105
                                 David M. Heathcoat Jr.                               168       (6.28%)
                                 Mary Grace Heathcoat JT TEN
                                 100 Honeysuckle Ln.
                                 Cary, NC 27513
Ohio Series (Class C)            Orvilla J. Wangler                                 2,333      (11.91%)
                                 Subject To STA TOD RULES -NJ
                                 182 St. Francis Ave.
                                 Room 108
                                 Tiffin, OH 44883-3456
                                 Mrs Mary C. Leon                                   2,574      (13.14%)
                                 1003 Lakeville Dr.
                                 Cincinnati, OH 45233-4527

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
                                 Pauline R. Morgan Levion                           1,005       (5.13%)
                                 1162 Rankin Dr.
                                 Zanesville, OH 43701-1457
                                 Joan E. Zablocki                                   1,427       (7.29%)
                                 C/O Jim Zablocki
                                 3168 Beech Rd.
                                 Johnstown, OH 43031
                                 Larry A. Smith &                                   1,705       (8.71%)
                                 Peggy S. Smith JT TEN
                                 500 Coover Rd.
                                 Delaware, OH 43015
                                 Carol J. Lawless                                   1,337       (6.83%)
                                 706 Plainfield Rd.
                                 W. Lafayette, OH 43845-9606
                                 Mr. Frederick L. Bookout                           3,327      (16.99%)
                                 TTEE G. Naomi Bookout Trust
                                 UA DTD 01/21/98
                                 2571 Little Dry Run Rd.
                                 Cincinnati, OH 45244-2849
                                 Ms. Karen A. Noe                                   2,128      (10.87%)
                                 Zenobia C. Nhare Revocable Trust
                                 UA DTD 03/30/95
                                 5630 Main St.
                                 Sylvania, OH 43560-1928
Pennsylvania Series (Class C)    Eleanor A. Kuhn                                    5,583       (6.56%)
                                 446 Fernwood Avenue
                                 Folsom, PA 19033-2109
                                 Mr. Edward Dress &                                10,078      (11.84%)
                                 Mrs. Marion M. Dress JT TEN
                                 151 Forest Rd
                                 Mountain Top, PA 18707-1316
                                 Arthur E. Morris                                   4,934       (5.80%)
                                 336 N. Lime St.
                                 Lancaster, PA 17602
                                 ALEF Custom Packing Co.                            4,801       (5.64%)
                                 1355 Jamison Ln.
                                 Jenkintown PA 19046-1039
                                 Mr. William F. Manifesto                          19,235      (22.60%)
                                 Ms. Veronica Turcotte CO-EXECS
                                 EST Mary S. Larocca
                                 1550 Koppers Building
                                 Pittsburgh, PA 15219
Connecticut Money Market Series  Mr. Ernest E. Denby                            5,825,571       (7.26%)
                                 520 Hall Hill Rd.
                                 Somers, CT 06071-1032

     SERIES AND CLASS NAME                      REGISTRATION                     SHARES     % OWNERSHIP
-------------------------------  -------------------------------------------   ----------   -----------
Massachusetts Money Market       Jeff Papows                                    2,923,317       (5.26%)
Series                           & Patrica Papows JT TEN
                                 8 Greystone Rd.
                                 Glouchester, MA 01930-3268
